                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  MAPICS, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  MAPICS, INC.

                                   NOTICE OF
                              1998 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                           [MAPICS, INC. LETTERHEAD]

                                                               December 16, 1997

Dear Stockholder:

     On behalf of the Board of Directors and management of MAPICS, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on
Tuesday, February 3, 1998 at   :   .m. at the           ,           ,
          , Georgia.

     At the Annual Meeting, stockholders will be asked to (a) approve a change in domicile of the Company from Massachusetts to Georgia (including approval of a related agreement and plan of merger and new Georgia articles of incorporation), (b) elect two directors for a three year term, (c) approve an amendment to an existing stock option plan for non-employee directors, (d) approve a new stock option plan for non-employee directors, (e) approve a new long-term incentive plan, (f) approve an amendment to an existing employee stock purchase plan and (g) ratify the appointment of independent public accountants. All these matters are fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at the meeting.

     If you plan to attend the meeting, please check the card in the space provided. This will assist us with meeting preparations and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                                          Sincerely,

                                          Richard C. Cook
                                          President and Chief Executive Officer

                                  MAPICS, INC.
                             5775-D GLENRIDGE DRIVE
                             ATLANTA, GEORGIA 30328

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 3, 1998

                             ---------------------

     NOTICE HEREBY IS GIVEN that the 1998 Annual Meeting of Stockholders of
MAPICS, Inc. ("the Company") will be held at the           ,           ,
          , Georgia on Tuesday, February 3, 1998 at   :   .m., local time for
the purposes of:

          1. Approving a change in domicile of the Company from Massachusetts to Georgia, including approving a related agreement and plan of merger and new Georgia articles of incorporation;

          2. Electing two directors to serve until the 2001 Annual Meeting of Stockholders;

          3. Approving the amendment and restatement of the Company's 1991 Non-Employee Director Stock Option Plan;

          4. Approving the Company's 1998 Non-Employee Directors Stock Incentive Plan;

          5. Approving the Company's 1998 Long-Term Incentive Plan;

          6. Approving the amendment and restatement of the Company's 1990 Employee Stock Purchase Plan;

          7. Ratifying the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending September 30, 1998; and

          8. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to the foregoing matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on December 12, 1997 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors.

                                          Martin D. Avallone
                                          Clerk

Atlanta, Georgia
December 16, 1997

PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                                  MAPICS, INC.
                             ---------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 3, 1998

     MAPICS, Inc. ("MAPICS" or the "Company") is a Massachusetts corporation formerly known as Marcam Corporation ("Marcam"). Through its PRISM(R), Protean(TM), Avantis(TM) and MAPICS(R) software product lines, the Company offered comprehensive business planning and control solutions to the production, logistics, asset management and financial requirements of manufacturing companies worldwide. On July 25, 1997, the Company transferred substantially all of the business, assets and liabilities relating to its PRISM(R), Protean(TM) and Avantis(TM) product lines (which are designed for, and marketed to, continuous process manufacturing companies) and $39.0 million in cash to a newly formed, wholly owned subsidiary, Marcam Solutions, Inc. ("Marcam Solutions"). On July 29, 1997, the Company distributed to its stockholders, in a tax-free distribution (the "Distribution"), all of the stock of Marcam Solutions, and the Company thereafter continued the operations related to the MAPICS product line, which is designed for, and marketed to, discrete and batch process manufacturing companies. In connection with the Distribution, the Company changed its name from Marcam Corporation to MAPICS, Inc. The separation into two independent publicly traded companies was designed to enable each company to better focus on its core markets, to better serve existing customers and to finance its business.

     This Proxy Statement is furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on
Tuesday, February 3, 1998 at :  .m., local time, at           ,
          ,          , Georgia.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is December 16, 1997.

                                     VOTING

GENERAL

     The securities that can be voted at the Annual Meeting consist of (a) Common Stock of the Company, $.01 par value per share ("Common Stock"), (b) Series D Convertible Preferred Stock, $1.00 par value per share ("Series D Preferred Stock"), and (c) Series E Convertible Preferred Stock, $1.00 par value per share ("Series E Preferred Stock"). Holders of Common Stock are entitled to cast one vote for each share held on the record date on each matter submitted to the stockholders at the Annual Meeting. Holders of the Series D Preferred Stock and the Series E Preferred Stock are entitled to vote on an as converted basis with the holders of the Common Stock as a single class and are entitled to cast 10 votes for each share of preferred stock held on the record date on each matter submitted to the stockholders at the Annual Meeting.

     The record date for the determination of stockholders who are entitled to receive notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as the close of business on December 12, 1997. On the record date, shares (on an as converted basis) of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of all classes and series of the Company's outstanding capital stock, voting together as a single class, is necessary to constitute a quorum at the Annual Meeting. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum at the Annual Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on a proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner with regard to such other proposal.

     In accordance with Massachusetts law and the Company's Restated Articles of Organization, directors are elected by a plurality of the votes cast for such directors (Proposal 2), provided a quorum is present. As a result, shares that are withheld from voting on the proposal and any broker non-votes will have no effect. With regard to the proposal to change the domicile of the Company from Massachusetts to Georgia (Proposal 1), the affirmative vote of the holders of two-thirds of the shares of all classes and series of the Company's outstanding capital stock, voting together as a single class, is required for approval. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal. With regard to all of the other proposals to be submitted to stockholders at the Annual Meeting, provided a quorum is present, the affirmative vote of the holders of a majority of the shares of all classes and series of the Company's capital stock which are represented in person or by proxy at the Annual Meeting, voting together as a single class, is required for approval. Abstentions are included in the number of shares present or represented and voting on each proposal, but broker non-votes are not so included. As a result, shares that are abstained from voting on Proposals 3, 4, 5, 6 and 7 will have the same effect as a vote against the proposal, but broker non-votes will have no effect.

PROXIES

     The accompanying proxy card is for use at the Annual Meeting if a stockholder is unable to attend in person or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the two director nominees named in Proposal 2 and "FOR" each of Proposals 1, 3, 4, 5, 6 and 7. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

     The giving of a proxy does not affect the right to vote in person should the stockholder attend the Annual Meeting. Any stockholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Martin D. Avallone, the Clerk of the Company, at 5775-D Glenridge Drive, Atlanta, Georgia 30328, by executing and delivering a proxy card bearing a later date to Mr. Avallone, or by voting in person at the Annual Meeting. If a stockholder is not attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                                STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the Company's voting stock by (a) each person who is known by the Company to own more than 5% of any class of the Company's voting securities, (b) each director and nominee for director, (c) each executive officer named in the Summary Compensation Table herein and (d) all directors and officers as a group.

                                                                 SHARES      PERCENT
                                                              BENEFICIALLY   OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED(1)     OWNED(1)
------------------------------------                          ------------   --------
General Atlantic Partners, LLC and William E. Ford(2).......   4,005,000       18.4%
Clover Capital Management, Inc.(3)..........................   2,628,625       12.1
Fidelity Management and Research Corporation(4).............   1,215,000        5.6
Pioneer Management Corporation(5)...........................   1,140,000        5.2
George A. Chamberlain 3d(6).................................      72,000          *
Richard C. Cook(7)..........................................      42,600          *
Edward J. Kfoury(8).........................................      21,600          *
Thomas F. Aery(9)...........................................      13,989          *
H. Mitchell Watson, Jr.(10).................................       5,000          *
William J. Gilmour(11)......................................       3,543          *
Roger Heinen, Jr............................................         500          *
Terry Osborne(12)...........................................       1,000          *
All executive officers and directors as a group (9
  persons)(13)..............................................   4,165,232       19.1%

---------------

   *  Less than one percent (1%).
 (1) The persons and entities named in the table have sole voting and investment power with regard to all shares shown as beneficially owned by them, except as noted below. Information is as of November 1, 1997 unless otherwise indicated. Pursuant to the rules of the Securities and Exchange Commission, the number of shares of Common Stock deemed outstanding for a specified person or group includes shares issuable pursuant to convertible securities, warrants and options held by such person or group which may be converted or exercised within 60 days after November 1, 1997. Such shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person or group.
 (2) Consists of 176,058 shares of Series D Preferred Stock held by General Atlantic Partners 21, L.P. ("GAP 21"), 23,942 shares of Series D Preferred Stock and 13,681 shares of Series E Preferred Stock held by GAP Coinvestment Partners, L.P. ("GAP Coinvestment") and 86,319 shares of Series E Preferred Stock held by General Atlantic Partners 32, L.P. ("GAP 32"). Each share of Series D Preferred Stock and Series E Preferred Stock currently is convertible at any time into 10 shares of Common Stock. Also includes warrants to purchase 863,190 and 136,810 shares of Common Stock held by GAP 32 and GAP Coinvestment, respectively. GAP Coinvestment, GAP 21, GAP 32 and General Atlantic Partners, LLC ("GAPLLC"), the sole general partner of GAP 21 and GAP 32 (collectively, the "GA Entities"), own beneficially 4,000,000 shares of Common Stock. The GA Entities own beneficially 88.9% of the outstanding Series D Preferred Stock and 100% of the outstanding Series E Preferred Stock. Mr. Ford (who is a director of the Company), William O. Grabe, Steven A. Denning, David C. Hodgson, Stephen P. Reynolds and J. Michael Cline (the "GA Members") are the managing members of GAPLLC and are the same persons who have voting and investment control over securities held by GAP Coinvestment. The GA Members disclaim beneficial ownership of such shares, except to the extent of each member's proportionate pecuniary interest therein. In addition, includes 5,000 shares of Common Stock held of record by Mr. Ford.
 (3) According to Amendment No. 3 to Schedule 13G dated February 11, 1997. Clover Capital Management, Inc., a registered investment adviser for various accounts, has shared voting and investment power with respect to 2,628,625 shares.
 (4) Based solely on the Company's stock records.
 (5) According to Amendment No. 1 to Schedule 13G dated January 21, 1997. Of the 1,140,000 shares beneficially owned by Pioneer Management Corporation ("Pioneer"), it has sole voting power with respect to 1,132,000 shares and sole investment power with respect to 8,000 shares.
 (6) Consists of 72,000 shares issuable upon the exercise of outstanding stock options exercisable currently or within 60 days.
 (7) Consists of 200 shares held by Mr. Cook's wife and 42,400 shares issuable upon the exercise of outstanding stock options exercisable currently or within 60 days.
 (8) Includes 6,600 shares issuable upon the exercise of outstanding stock options exercisable currently or within 60 days.
 (9) Consists of 13,989 shares issuable upon the exercise of outstanding stock options exercisable currently or within 60 days.
(10) Includes 2,500 shares held by Mr. Watson's wife.
(11) Includes 3,370 shares issuable upon the exercise of outstanding stock options exercisable currently or within 60 days.
(12) Anticipated to be elected to the Board of Directors effective January 1, 1998.
(13) Includes 138,359 shares which the directors and executive officers as a group have the right to acquire upon the exercise of outstanding stock options exercisable currently or within 60 days granted under the Company's stock plans.

                                   PROPOSAL 1

                       CHANGE IN DOMICILE OF THE COMPANY

GENERAL

     The Board of Directors has unanimously approved, and unanimously recommends for stockholder approval, the change of the Company's state of incorporation from Massachusetts to Georgia. The Company is now headquartered in Georgia and has no operations remaining in Massachusetts. Reincorporation in Georgia will allow the Company to reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having no operations in Massachusetts. Reincorporation will also enable the Company to avail itself of Georgia's modern and flexible corporate code which, like the corporate codes of a majority of the states, is based on the Model Business Corporation Act promulgated by the Committee on Corporate Laws of the Business Law Section of the American Bar Association (the "ABA"). The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. The purposes and effects of the proposed transaction are summarized below.

     To effect the Company's reincorporation in Georgia, the Company will be merged with and into a newly formed, wholly-owned subsidiary incorporated in Georgia. The Georgia subsidiary, named MAPICS, Inc., a Georgia corporation ("MAPICS-Georgia"), has not engaged in any activities except in connection with the proposed transaction. Following the merger, MAPICS-Georgia will conduct the business of the Company as a Georgia corporation under the name "MAPICS, Inc." The mailing address of its principal executive offices and its telephone number are the same as those of the Company.

     As part of its approval and recommendation of the Company's reincorporation in Georgia, the Board of Directors has approved, and recommends to the stockholders for their adoption and approval, (a) an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into MAPICS-Georgia and (b) Articles of Incorporation of MAPICS-Georgia. Approval by the stockholders of the change in domicile of the Company will also constitute stockholder approval of the Reincorporation Agreement and the proposed Articles of Incorporation of MAPICS-Georgia. The full texts of the Reincorporation Agreement and the proposed Articles of Incorporation of MAPICS-Georgia, together with the proposed Bylaws of MAPICS-Georgia, are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

     The reincorporation of the Company in Georgia through the above-described merger (hereafter referred to as the "Reincorporation") requires approval of the Company's stockholders by the affirmative vote of at least two-thirds of the shares of all classes and series of the Company's outstanding capital stock, voting together as a single class. Stockholders who do not vote for the proposal and who dissent by complying with the procedures required by the Massachusetts Business Corporation Law ("MBCL") will have the right, if the Reincorporation is consummated, to receive payment for the fair value of their shares. See
"-- Right to Dissent and Appraisal."

     In the following discussion of the proposed Reincorporation, the term "MAPICS-Mass." refers to the Company as currently organized under the laws of the Commonwealth of Massachusetts; the term "MAPICS-Georgia" refers to the newly formed, wholly-owned Georgia subsidiary of MAPICS-Mass. that will be the surviving corporation after the completion of the Reincorporation transaction; and the term "Company" includes either or both, as the context requires, without regard to the state of incorporation.

     Upon stockholder approval of the Reincorporation, and upon approval of appropriate articles of merger by the Secretary of State of the Commonwealth of Massachusetts and the Secretary of State of the State of Georgia, MAPICS-Mass. will be merged with and into MAPICS-Georgia pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Georgia Business Corporation Code and the Articles of Incorporation and Bylaws of MAPICS-Georgia attached hereto as Exhibit B and Exhibit C, respectively. Upon consummation of the Reincorporation, each outstanding share of common stock and preferred stock of MAPICS-Mass., and each share of MAPICS-

Mass. common stock held in treasury, will automatically be converted into a share of outstanding common stock or preferred stock of MAPICS-Georgia, or share of MAPICS-Georgia common stock held in treasury, respectively. Outstanding warrants and options to purchase or otherwise acquire shares of common stock of MAPICS-Mass. will be converted into warrants and options, respectively, to purchase or otherwise acquire the same number of shares of common stock of MAPICS-Georgia. Each employee stock plan and any other employee benefit plan to which MAPICS-Mass. is a party, whether or not such plan relates to the common stock of MAPICS-Mass., will be assumed by MAPICS-Georgia and, to the extent any such plan provides for the issuance or purchase of shares of common stock of MAPICS-Mass., will be deemed to provide for the issuance or purchase of shares of common stock of MAPICS-Georgia.

     IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF MAPICS-MASS. TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF MAPICS-GEORGIA. OUTSTANDING STOCK CERTIFICATES OF MAPICS-MASS. SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

     The Common Stock will continue to be traded on the Nasdaq National Market under the symbol "MAPX," and the Nasdaq National Market will consider delivery of the stock certificates of MAPICS-Mass. which are outstanding on the Reincorporation date to constitute "good delivery" of MAPICS-Georgia stock certificates in transactions subsequent to the Reincorporation.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE REINCORPORATION," UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE REINCORPORATION

     As a result of the Distribution and the transactions contemplated thereby, the Company is now headquartered and maintains its principal operations in Georgia rather than Massachusetts, and has no operations remaining in Massachusetts. The Company's Board of Directors believes that a change in the Company's state of incorporation from Massachusetts to Georgia will provide flexibility for both the management and business of the Company, as well as reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having no significant operations located in Massachusetts. Georgia is a favorable legal and regulatory environment in which to operate, with a modern and flexible corporate code which the Company believes will provide greater guidance and certainty in corporate legal affairs than the MBCL. Georgia's corporate code is identical in most respects to the Model Business Corporation Act which was drafted by the Committee on Corporate Laws of the Business Law Section of the ABA to serve as a model state corporate code. More than half of the states have now adopted corporate codes that are based substantially on the Model Business Corporation Act. However, the MBCL is not based on the Model Business Corporation Act. In addition, the Company has not sought to reincorporate under Delaware law because, among other reasons, of the annual franchise tax assessed against Delaware corporations, which is higher than similar taxes imposed by most other states, including Georgia.

     In addition, the MBCL requires that either original or certified copies of a Massachusetts corporation's articles of organization, bylaws, records of stockholder and incorporator meetings and stock and transfer records be available for inspection by stockholders in Massachusetts. Because the Company no longer maintains an office in Massachusetts, it would be required to establish such an office or to retain a third party to maintain such records in Massachusetts on its behalf. If the Reincorporation is consummated, the Company will no longer be subject to this provision of the MBCL and will not be required to maintain such records in Massachusetts.

CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF GEORGIA AND MASSACHUSETTS AND CERTAIN DIFFERENCES BETWEEN THE ORGANIZATIONAL DOCUMENTS OF MAPICS-GEORGIA AND MAPICS-MASS.

     Georgia law and Massachusetts law differ in many respects and, consequently, it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences in such laws which may affect the rights and interests of the Company's stockholders as a result of the Reincorpora-tion. In addition, the following summary describes certain significant differences between the proposed Articles of Incorporation and Bylaws of MAPICS-Georgia (which are attached as Exhibit B and Exhibit C hereto, respectively) and the Restated Articles of Organization and Bylaws of MAPICS-Mass.

VOTE REQUIRED FOR CERTAIN MERGERS AND CONSOLIDATIONS

     Georgia and Massachusetts law both require stockholder approval for most mergers, consolidations and dispositions of all or substantially all of a corporation's property. Unless otherwise provided in a Georgia corporation's articles of incorporation or bylaws, or by its board of directors, Georgia law generally requires shareholder approval of any merger or share exchange involving such a corporation, or any sale, lease, exchange or other disposition of all or substantially all of such a corporation's property, by a majority of all votes entitled to be cast on the transaction voting as a single voting group and, in the case of mergers, consolidations and share exchanges, by a majority of all votes entitled to be cast by holders of the shares of each voting group entitled to vote separately on the transaction by the articles of incorporation. Massachusetts law generally requires that any merger or consolidation involving a Massachusetts corporation, or the sale, lease or exchange of all or substantially all of such a corporation's property, be approved by the affirmative vote of two-thirds of the shares of each class of such corporation's stock entitled to vote on the transaction, voting together as a single class or, if the articles of organization so provide, the vote of a lesser proportion, but not less than a majority of each class of stock. In addition, in the case of a merger or consolidation of a Massachusetts corporation, any class of stock that is adversely affected must separately approve the transaction by the affirmative vote of two-thirds of the shares of each such class of stock.

     Georgia law provides that shareholder approval of a consolidation or merger is not required where (a) the subject corporation's articles of incorporation will not differ from those of the surviving corporation, (b) each shareholder of the surviving corporation will hold the same number of shares, with identical designations, preferences and relative rights, immediately before and after the merger and (c) the number and kind of shares outstanding immediately after the merger plus the number and kind of shares issuable as a result of the merger and by the conversion of securities issued pursuant to the merger will not exceed the total number and kind of shares of the surviving corporation authorized by its articles of incorporation immediately before the merger. Stockholder approval of a merger of a Massachusetts corporation is not required where (a) such corporation's articles of organization will not differ from those of the surviving corporation, (b) the surviving corporation's authorized unissued shares held in treasury of any class of stock of such corporation to be issued or delivered pursuant to the relevant agreement of merger do not exceed fifteen percent of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the relevant agreement of merger has been authorized in accordance with such corporation's regular practice of issuing authorized stock.

     In addition, a Georgia corporation may also sell, lease or exchange all or substantially all of its property without a shareholder vote if such corporation is insolvent and a sale for cash or its equivalent is deemed advisable by the corporation's board of directors to meet the liabilities of the corporation. Under Massachusetts law any sale, lease or exchange of all or substantially all of a corporation's property requires the stockholder approval discussed above.

STOCKHOLDERS' MEETINGS AND STOCKHOLDER ACTIONS WITHOUT A MEETING

     Annual and Special Stockholders' Meetings. Georgia law requires a shareholders' meeting to be held annually at a time stated in or fixed in accordance with the bylaws. In addition, special meetings of shareholders may be called (a) by the board of directors or by any person authorized to do so under the articles of incorporation or bylaws; (b) by the written demand of the holders of at least 25% (or such greater or lesser percentage as may be specified in the articles of incorporation or bylaws) of all votes entitled to be cast on any issue proposed to be considered at the special meeting; or (c) in the case of a corporation having 100 or fewer shareholders of record, by written demand of the holders of at least 25% (or such lesser percentage as may be specified in the articles of incorporation or bylaws) of all the votes entitled to be cast on any issue proposed to be considered at the special meeting. Because MAPICS-Georgia will have more than 100 shareholders of record, its proposed Articles of Incorporation or Bylaws may require that the percentage of

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

shareholders required to call a special meeting be greater than 25%. Accordingly, the proposed Bylaws of MAPICS-Georgia provide that a special meeting of shareholders may be called by its Board of Directors, Chairman of the Board or President, or by the written application of the holders of at least 40% of the votes entitled to be cast on any issue proposed to be considered at such special meeting.

     Under Massachusetts law, an annual meeting of stockholders must be held within six months of the end of the corporation's fiscal year. Special stockholders' meetings of a corporation having a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be called by the president or by the board of directors, and must be called upon written application of one or more stockholders who own at least 40% of the capital stock entitled to vote at the meeting, unless otherwise provided in the articles of incorporation or bylaws. Special meetings of the stockholders of a corporation that does not have stock registered under the Exchange Act may be called by the corporation's president or board of directors and must be called upon written application of the holders of at least 10% of the stock entitled to vote at the meeting. Because MAPICS-Mass. has a class of voting stock registered under the Exchange Act, the requirements for calling a special stockholders' meeting under its Bylaws are substantially similar to the requirements for calling such a meeting under the proposed MAPICS-Georgia Bylaws.

     Stockholder Actions Without a Meeting. Under both Georgia and Massachusetts law, stockholders may take any action required or permitted to be taken at a stockholders' meeting without such a meeting if the action is taken by written consent filed with the corporation for inclusion in the corporate records. Georgia law requires the unanimous written consent of all shareholders entitled to vote on the proposed action or, if the articles of incorporation so provide, the written consent of the percentage that would be needed if a shareholders' meeting were held and all shareholders entitled to vote were present and voted. The proposed Articles of Incorporation of MAPICS-Georgia require that any action taken by shareholders without a meeting must be by unanimous written consent. Similarly, Massachusetts law requires that any action taken without a meeting be by unanimous consent of all stockholders entitled to vote on the matter.

RIGHT TO DISSENT AND APPRAISAL

     Both Georgia and Massachusetts law provide appraisal rights for dissenting stockholders in the event of specified corporate actions. However, the events which permit a stockholder to assert such rights and the procedures a dissenting stockholder must follow to assert such rights differ for Georgia and Massachusetts corporations.

     Under Georgia law, no right of dissent is available for a shareholder of any class or series of stock which are either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless (a) in the transaction giving rise to such shareholder's right to dissent, such shareholder is to receive any consideration other than shares listed on a national securities exchange or shares held of record by at least 2,000 shareholders or
(b) the articles of incorporation or a resolution of the board of directors approving the transaction provide otherwise. In all other cases, a properly dissenting shareholder of a Georgia corporation may assert appraisal rights if the corporation consummates certain mergers, share exchanges or sales or exchanges of all or substantially all of its property (unless, for each of the foregoing transactions, shareholder approval was not required to approve such transaction), or if the corporation effects certain amendments to its articles of incorporation. After the Reincorporation, it is expected that the common stock of MAPICS-Georgia will continue to be traded on the Nasdaq National Market (which is considered a "national securities exchange" under Georgia law). Accordingly, under Georgia law, except as described above, shareholders of MAPICS-Georgia will not have the right to dissent and obtain an appraisal. If such shareholders oppose a proposed corporate action which requires shareholder approval, such shareholders will be able to (a) remain shareholders of MAPICS-Georgia and vote to oppose such action or abstain from voting on such action or (b) attempt to sell their shares in the open market. However, no assurance can be given by the Company that prevailing market conditions at the time of any such attempted sale will permit a selling shareholder to obtain the same sale price as such shareholder would have received had state law appraisal rights been available.

     Under Massachusetts law, a properly dissenting stockholder may assert appraisal rights if the corporation votes to (a) sell, lease or exchange all or substantially all of its property and assets, (b) amend its articles of

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

organization in a manner which adversely affects the rights of the dissenting stockholder or (c) merge or consolidate with another entity, unless a vote of the stockholders was not required to approve such a merger or consolidation.

CORPORATE RECORDS AND STOCKHOLDER LISTS

     Under Georgia law, a shareholder of a corporation is entitled to inspect and copy, during regular business hours at either the corporation's principal office or a reasonable location specified by the corporation (the location to depend upon the nature of the records requested to be inspected and copied), any of the records of the corporation, provided that such shareholder gives to the corporation written notice of demand at least five days in advance of the date such shareholder wishes to inspect and copy such records. Through a provision of its bylaws, a Georgia corporation may limit such inspection rights to shareholders owning in excess of 2% of the outstanding shares. As permitted by Georgia law, the proposed Bylaws of MAPICS-Georgia provide that the right of inspection shall not be available to any shareholder owning 0.25% or less of the outstanding shares without the prior approval of the Board of Directors of MAPICS-Georgia, in its discretion. In addition, Georgia law requires that after fixing a record date for a shareholders' meeting, a corporation must prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting. The list must be available for inspection by any shareholder, his agent or his attorney at the time and place of the meeting.

     Massachusetts law requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its stockholders, the original, or attested copies, of the corporation's articles of organization, bylaws, records of all meetings of incorporators and stockholders, and the stock and transfer records listing the names of all stockholders and their record addresses and the amount of stock held by each. In addition, if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of stockholder names, record addresses and amount of stock held by each, such officer or agent or the corporation will be liable to any stockholder for actual damages sustained by reason of such refusal or neglect. In an action for damages or a proceeding in equity under the foregoing provision, however, it is a defense to such action that the actual purpose and reason for the inspection being sought is to secure a list of stockholders or other information for the purpose of selling the list or other information or of using them for purposes other than in the interest of the person seeking them, as a stockholder, relative to the affairs of the corporation. The foregoing rights relating to inspection are deemed to include the right to copy materials and to be represented by agent or counsel in exercising these rights. In addition to the rights of inspection provided by Massachusetts law, a stockholder of a Massachusetts corporation has a common law right to inspect additional documents which, if such request is refused by the corporation, may be obtained by petitioning a court for the appropriate order. In petitioning a court for such an order, the granting of which is discretionary, the stockholder has the burden of demonstrating (a) that such holder is acting in good faith and for the purposes of advancing the interests of the corporation and protecting such holder's own interest as a stockholder and (b) that the requested documents are relevant to those purposes.

DISTRIBUTIONS TO STOCKHOLDERS

     Georgia law prohibits distributions to shareholders if, after giving effect to any such distribution, (a) the corporation would be unable to pay its debts as they become due in the usual course of business or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution. "Distribution" is defined broadly under Georgia law to include dividends, distributions of indebtedness, the purchase, redemption or other acquisition of shares, and other direct and indirect transfers of money or property to shareholders. A director who votes for or assents to a prohibited distribution is personally liable to the corporation for the amount by which the distribution exceeds that which could have been lawfully distributed if it is established that such director did not satisfy his duty of care under Georgia law in voting for or assenting to the distribution. A director found liable in accordance with the preceding sentence is entitled to contribution from each shareholder for the amount such shareholder accepted knowing that such distribution was made in violation of Georgia law and every other director who could have been found similarly liable.

     Under Massachusetts law, the directors of a corporation will be jointly and severally liable if a payment of a distribution, whether by way of dividend, repurchase or redemption of stock or otherwise, which is made when the corporation is insolvent, renders the corporation insolvent or violates the corporation's articles of organization. Stockholders to whom a corporation makes any such distribution (except a distribution of stock of the corporation), if the corporation is or is thereby rendered insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a stockholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other stockholders.

THE BOARD OF DIRECTORS

     Classification of the Board of Directors; Number of Directors; Vote Required to Elect Directors. Georgia law permits (but does not require) classification of a corporation's board of directors into two or three groups, with the groups containing as nearly equal a number of directors as can be achieved. A corporation may so classify its board of directors through a provision of its articles of incorporation or bylaws. If a board of directors consists of two classes, directors will generally be elected for terms of two years, while directors of a three class board of directors will generally be elected for terms of three years. The number of directors on the board must be specified in the articles of incorporation or bylaws and must consist of one or more individuals. The articles of incorporation or bylaws may authorize the shareholders or the board to fix or change the number of directors or may establish a variable range for the size of the board. If a variable range is established, the number of directors may be fixed or changed within the range by the shareholders or, if a corporation's articles of incorporation or bylaws so provide, by the board of directors. The proposed Articles of Incorporation and Bylaws of MAPICS-Georgia provide for a classified Board of Directors, consisting of three classes of directors being as nearly equal in number as possible. As a result, each director will generally serve for a term of three years. The proposed Articles of Incorporation and Bylaws also specify that the number of directors may range from three to eleven, with the precise number to be fixed by a resolution of the shareholders or the Board of Directors from time to time. In addition, the proposed Articles of Incorporation and Bylaws state that each director standing for election at a meeting of shareholders must be elected by the affirmative vote of a plurality of the shares represented and entitled to vote at the meeting in the election of such director. The Restated Articles of Organization of MAPICS-Mass. provide for a classified Board of Directors substantially similar to the MAPICS-Georgia Board and provide substantially similar vote requirements for the election of directors.

     Removal of Directors by Stockholders. The proposed Articles of Incorporation and Bylaws of MAPICS-Georgia, which create a classified Board of Directors, provide that a director may be removed from office only for cause and upon the affirmative vote of at least 80% of all classes of stock entitled to vote in the election of such director, considered as one class. "Cause" is defined to mean the conviction of a felony, the declaration of unsound mind by order of a court, the gross dereliction of duty, the commission of any action involving moral turpitude, or the commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to MAPICS-Georgia. However, any director elected by holders of preferred stock may be removed only by such holders in accordance with the terms of such preferred stock. Both Massachusetts law and the Restated Articles of Organization of MAPICS-Mass. contain substantially similar provisions.

     Vacancies. MAPICS-Georgia's Articles of Incorporation and Bylaws provide that any Board vacancy may be filled only by the Board of Directors upon the affirmative vote of a majority of the total number of remaining directors, even though they constitute less than a quorum. However, (a) any vacant office formerly held by a director elected by the holders of a series of preferred stock may only be filled by the remaining directors elected by such holders or, in the absence of any such directors, by such holders in accordance with the terms of such preferred stock and (b) any vacant office resulting from the removal of a director by other

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

shareholder action may be filled by the shareholders at an annual or special meeting thereof. Taken together, the Restated Articles of Organization and Bylaws of MAPICS-Mass. contain substantially similar provisions.

CONSTITUENCY CONSIDERATIONS

     Georgia law permits a corporation's articles of incorporation to provide that, in discharging the duties of their respective positions and in determining what is believed to be in the best interests of the corporation, the board of directors, any committee thereof and any individual director, in addition to considering the effects of any action on the corporation or its shareholders, may consider the interests of its employees, customers and suppliers, the creditors of the corporation and its subsidiaries, the communities in which offices or other establishments of the corporation and its subsidiaries are located, and all other factors such directors consider pertinent. Neither the MBCL nor the Restated Articles of Organization of MAPICS-Mass. contain such a provision. However, as permitted by Georgia law, the proposed Articles of Incorporation of MAPICS-Georgia adopt such a provision.

DIRECTOR LIABILITY

     Georgia law permits a corporation's articles of incorporation to include a provision eliminating or limiting the liability of a director to the corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, except that such a provision may not eliminate liability for
(a) any appropriation, in violation of such director's duties, of any business opportunity of the corporation, (b) any acts or omissions that involve intentional misconduct or a knowing violation of law, (c) authorizing an unlawful distribution or (d) any transaction from which the director received an improper personal benefit.

     Under Massachusetts law, a corporation's articles of organization may include a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such a provision may not eliminate or limit the liability of a director for (a) any breach of the director's duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) authorizing an unlawful distribution or improper loan of corporate assets or (d) any transaction from which the director derived an improper personal benefit.

     Both the proposed Articles of Incorporation of MAPICS-Georgia and the Restated Articles of Organization of MAPICS-Mass. include such provisions.

INDEMNIFICATION

     Under its proposed Bylaws, MAPICS-Georgia will indemnify an individual who is a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if such individual (a) conducted himself in good faith, (b) reasonably believed (i) in the case of conduct in his official capacity, that such conduct was in the best interests of the corporation and
(ii) in all other cases, that such conduct was at least not opposed to the best interests of the corporation and (c) in the case of any criminal proceeding, had no reasonable cause to believe such conduct was unlawful. The corporation may not so indemnify a director or officer in connection with (x) a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director or officer has met the standard of conduct described in the preceding sentence or (y) any proceeding with respect to conduct for which he was adjudged liable on the basis that personal benefit was improperly received by him, whether or not involving action in his official capacity. However, if authorized by the articles of incorporation or a bylaw, contract or resolution approved or ratified by shareholders of MAPICS-Georgia by a majority of the votes entitled to be cast, MAPICS-Georgia may indemnify a director or officer made a party to a proceeding, including a proceeding brought by or in the right of MAPICS-Georgia, without regard to the foregoing limitations, but shares owned or voted under the control of a director or officer who at the time of such authorization does not qualify as a disinterested director or disinterested officer with respect to any existing or threatened proceeding that would be covered by the authorization may not be voted on the authorization. Notwithstanding the preceding sentence, Georgia law and the proposed Bylaws of MAPICS-Georgia provide that MAPICS-

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

Georgia may not indemnify a director or officer if he is adjudged liable to the corporation or is subjected to injunctive relief in favor of the corporation for
(a) any appropriation, in violation of his duties, of any business opportunity of the corporation, (b) acts or omissions which involve intentional misconduct or a knowing violation of law, (c) authorizing an unlawful distribution or (d) any transaction from which he received an improper personal benefit.

     The proposed Bylaws of MAPICS-Georgia further provide that it will, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding because such person is a director or officer if such person delivers to the corporation (a) a written affirmation of such person's good faith belief that such person has met the relevant standard of conduct required for indemnification under Georgia law or that the proceeding involves conduct for which such person's liability has been eliminated under MAPICS-Georgia's Articles of Incorporation and (b) such person's written undertaking to repay any funds advanced if it is ultimately determined that such person is not entitled to indemnification under the proposed Bylaws or Georgia law. In addition, the proposed Bylaws provide that, in a manner consistent with public policy, MAPICS-Georgia may indemnify and advance expenses to an employee or agent to the same extent that directors and officers are provided with indemnification and advances for expenses.

     The Restated Articles of Organization of MAPICS-Mass. provide for indemnification of its directors, officers, employees and other agents, and of persons who serve at its request in such a capacity for another corporation, partnership, joint venture, trust or other enterprise, to the full extent permitted by Massachusetts law. Under Massachusetts law, a corporation may indemnify current or former directors, officers, employees and other agents of the corporation and persons who serve at its request in such capacities for another organization to the extent specified in the corporation's articles of organization, a bylaw adopted by the corporation's stockholders or by a vote of the holders of a majority of the stock entitled to vote in the election of directors. Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon an undertaking by the indemnified person to return such amounts if he shall be adjudicated to be not entitled thereto. No indemnification may be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Although neither Massachusetts law nor the Restated Articles of Organization of MAPICS-Mass. prohibit or limit the right of directors, officers, employees and other agents to indemnification in proceedings by or in the right of the corporation, it is not clear that a Massachusetts court would permit indemnification in such circumstances.

AMENDMENTS OF ARTICLES AND BYLAWS

     Articles. In general, to amend the articles of incorporation of a Georgia corporation, (a) the board of directors must recommend the amendment to the shareholders (unless the board elects, due to a conflict of interest, to make no recommendation and communicates the basis for its election to the shareholders) and (b) the shareholders must approve the amendment by a majority of the votes entitled to be cast on the amendment, unless the articles of incorporation or board of directors requires a greater vote or a vote by voting groups. If shareholder group voting is required, a proposed amendment must be approved by the shareholders generally and by each affected shareholder voting group, voting separately. If the holders of two or more series of shares within a class would be affected in the same or a substantially similar way by the proposed amendment, all such holders must vote together as a single voting group on the proposed amendment. Notwithstanding the foregoing, any amendment of Article IV of MAPICS-Georgia's proposed Articles of Incorporation, addressing the size and classification of the Board, the filling of vacancies thereon and the removal of directors, requires the affirmative vote of the holders of at least 80% of all classes of stock ordinarily entitled to vote in the election of directors, considered as one class. In accordance with Georgia law, certain other amendments to the articles of incorporation of a Georgia corporation may be adopted by such corporation's board of directors without shareholder approval.

     A majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of a Massachusetts corporation's articles of organization effecting one or more of the follow-ing: (a) an increase or reduction of the capital stock of any authorized class;
(b) a change in the par value of authorized shares with par value or any class thereof; (c) a change of authorized shares with par value (or any class thereof) into any number of shares without par value, or the exchange thereof pro rata for a greater or lesser number of shares without par value; (d) certain changes in the number of authorized shares (or any class thereof); or (e) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or (if the articles of organization so provide) for a vote of a lesser proportion, but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment. As with the proposed Articles of Incorporation of MAPICS-Georgia, any amendment to the provisions of MAPICS-Mass.'s Articles of Organization which addresses the size and classification of the Board, the filling of vacancies thereon and the removal of directors requires the affirmative vote of the holders of at least 80% of the combined voting power of the shares of capital stock entitled to vote in the election of directors.

     Bylaws. The proposed Articles of Incorporation of MAPICS-Georgia provide that its Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, by (a) the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class, or (b) its Board of Directors, but that any bylaw adopted by the Board may be altered, amended or repealed by the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class. The shareholders may also prescribe, in the action taken to amend or adopt the Bylaws or bylaw, that the provisions so amended or adopted may not be altered, amended or repealed by the Board of Directors. The Restated Articles of Organization and Bylaws of MAPICS-Mass. contain substantially similar provisions.

ANTI-TAKEOVER LAWS

     Business Combination Statutes. The Georgia business combinations statute (the "Georgia Business Combinations Statute") generally prohibits certain "resident domestic Georgia corporations" from entering into certain business combination transactions with any "interested shareholder" (generally defined as any person other than the corporation or its subsidiaries beneficially owning at least 10% of the outstanding voting stock of the corporation) for a period of five years from the date that person became an interested shareholder, unless:
(a) prior to becoming an interested shareholder, the board of directors of the corporation approved either the business combination or the transaction by which the shareholder became an interested shareholder; (b) in the transaction in which the shareholder became an interested shareholder, the interested shareholder became the beneficial owner of at least 90% of the voting stock outstanding (excluding, for purposes of determining the number of shares outstanding, "Insider Shares," as defined below) at the time the transaction commenced; or (c) subsequent to becoming an interested shareholder, such shareholder acquired additional shares resulting in the interested shareholder being the beneficial owner of at least 90% of the outstanding voting shares (excluding, for purposes of determining the number of shares outstanding, Insider Shares) and the transaction was approved at an annual or special meeting of shareholders by the holders of a majority of the voting stock entitled to vote thereon (excluding from such vote Insider Shares and voting stock beneficially owned by the interested shareholder). For purposes of the Georgia Business Combinations Statute, "Insider Shares" refers generally to shares owned by: (a) persons who are directors or officers of the corporation, their affiliates, or associates; (b) subsidiaries of the corporation; and (c) any employee stock plan under which participants do not have the right (as determined exclusively by reference to the terms of such plan and any trust which is part of such plan) to determine confidentially the extent to which shares held under such plan will be tendered in a tender or exchange offer. A Georgia corporation's bylaws must specify that all requirements of the Georgia Business Combinations Statute apply to the corporation in order for the Georgia Business Combinations Statute to apply. The proposed Bylaws of MAPICS-Georgia contain a provision stating that all requirements of the Georgia Business Combinations Statute (and any successor provisions thereto) apply to any "business combination" involving MAPICS-Georgia.

     MAPICS-Mass. is subject to the Massachusetts business combinations statute (the "Massachusetts Business Combinations Statute"). This statute generally prohibits a publicly held Massachusetts corporation, such as MAPICS-Mass., from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (a) the interested stockholder obtains the approval of the board of directors prior to becoming an interested stockholder, (b) the interested stockholder acquires 90% of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time it becomes an interested stockholder or (c) the business combination is approved by both the board of directors and the holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder). Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) 5% or more of the outstanding voting stock of the corporation. Although MAPICS-Mass. is currently subject to the Massachusetts Business Combinations Statute, the Board of Directors may amend its Bylaws at any time to remove MAPICS-Mass. from the statute's application.

     Fair Price Statute. Georgia's fair price statute (the "Fair Price Provision") imposes certain additional requirements on "business combinations" between a Georgia corporation and any person who is an "interested shareholder" of that corporation. In addition to any vote otherwise required by law or the corporation's articles of incorporation, under the Fair Price Provision, business combinations with an interested shareholder must meet one of the three following criteria designed to protect a corporation's shareholders: (a) the transaction must be unanimously approved by the "continuing directors" of the corporation (generally directors who served prior to the time an interested shareholder acquired 10% or greater ownership and who are unaffiliated with such interested shareholder), provided that the continuing directors constitute at least three members of the board of directors at the time of such approval; (b) the transaction must be recommended by at least two-thirds of the continuing directors and approved by a majority of the votes entitled to be cast by holders of voting shares, other than voting shares beneficially owned by the interested shareholder who is, or whose affiliate is, a party to the business combination; or (c) the terms of the transaction must meet specified fair pricing criteria and certain other tests. A Georgia corporation's bylaws must specify that all requirements of the Fair Price Provision apply to the corporation in order for the Fair Price Provision to apply. The proposed Bylaws of MAPICS-Georgia contain a provision stating that all requirements of the Fair Price Provision (and any successor provisions thereto) apply to any "business combinations" involving MAPICS-Georgia. Massachusetts law does not contain a provision similar to the Fair Price Provision.

     Control Share Acquisition Statute. Under the Massachusetts control share acquisition statute (the "Control Share Acquisition Statute"), a person who acquires beneficial ownership of shares of stock of a subject Massachusetts corporation in a threshold amount equal to or greater than one-fifth, one-third or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding (a) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (b) any shares owned by any officer of the corporation and (c) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires. The statute does not require that such person consummate the purchase before the stockholder vote is taken. The Control Share Acquisition Statute permits, to the extent authorized by a corporation's articles of organization or bylaws, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (a) no control acquisition statement is delivered by the acquiring person or (b) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the stockholders in accordance with applicable law. The Control Share Acquisition Statute permits a Massachusetts corporation to elect not to be governed by the statute by including a provision to such effect in the corporation's articles of organization or bylaws. As permitted by Massachusetts law, MAPICS-Mass. has elected by a provision in its Bylaws not to be governed by the Control Share Acquisition Statute. The Board of Directors of MAPICS-Mass. may, however, amend the Bylaws of MAPICS-Mass. at any time to subject MAPICS-Mass. to this statute prospectively. Georgia law does not contain a provision similar to the Control Share Acquisition Statute.

     The Reincorporation proposal is not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's shares or to obtain control of the Company.

AMENDED AND RESTATED RIGHTS AGREEMENT

     The Company has established a stockholder rights plan pursuant to the Rights Agreement dated as of December 3, 1996 (the "Rights Agreement") between the Company and The First National Bank of Boston. In connection with the Reincorporation, the Company intends to amend and restate the Rights Agreement (as so amended and restated, the "Amended and Restated Rights Agreement") to provide, among other things, that the Amended and Restated Rights Agreement will be governed by Georgia law and that MAPICS-Georgia (rather that MAPICS-Mass.) will be a party thereto. In all other material respects, the Amended and Restated Rights Agreement will be the same as the Rights Agreement.

FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Alston & Bird LLP, counsel to the Company, the Reincorporation will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). In rendering its opinion, such counsel has relied upon representations contained in certificates of the Company, including the representation that Company assets used to pay expenses incurred in connection with the transaction, Company assets used to pay shareholders who exercise and perfect their appraisal rights, and Company assets used to make redemptions and distributions (except normal, regular dividends and except for the Distribution) immediately preceding the transaction will not, in the aggregate, constitute 1% of the value of the net assets of the Company. If any such representations are inaccurate or incomplete in any material respect, such opinion cannot be relied upon. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of the Reincorporation and, accordingly, no assurance can be given by the Company that the IRS will agree with the conclusions of counsel.

     Assuming that the Reincorporation constitutes such a tax-free reorganization, it will not adversely affect the federal income tax consequences to the Company and its stockholders with respect to the Distribution. In addition, the federal income tax consequences to the Company and its stockholders resulting from the Reincorporation will be as follows: (a) no gain or loss will be recognized by MAPICS-Mass. or MAPICS-Georgia as a result of the transaction; and (b) no gain or loss will be recognized by stockholders who exchange their MAPICS-Mass. shares solely for MAPICS-Georgia shares. Stockholders will have the same tax basis in the shares of MAPICS-Georgia received in the Reincorporation that they had in the shares of MAPICS-Mass. exchanged therefor, and the holding period of the shares of MAPICS-Georgia will include the period during which the shares of MAPICS-Mass. were held, provided such shares of MAPICS-Mass. were held as capital assets on the effective date of the Reincorporation. A dissenting stockholder who receives payment for shares upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between such stockholder's basis for the shares and the amount of payment received. Such gain or loss will be capital gain or loss if the shares were held as capital assets on the effective date of the Reincorporation, subject to the provisions and limitations of Sections 302 and 306 of the Code. Under recently enacted legislation, capital gain recognized will be subject to a maximum federal income tax rate of 20% if the shares have been held by such dissenter for more than 18 months, and to a maximum federal income tax rate of 28% if such shares have been held for more than one year but not more than 18 months. See "-- Right to Dissent and Appraisal."

     The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders of the Company's capital stock (including those who do not hold their shares as a capital asset). In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

RIGHT TO DISSENT AND APPRAISAL

     If the Reincorporation proposal is approved by the required vote of the Company's stockholders and is not abandoned or terminated, holders of the Company's capital stock who did not vote for the Reincorporation proposal may, by complying with Sections 85 through 98 of Chapter 156B of the MBCL, be entitled to appraisal rights as described therein ("Appraisal Rights"). The record holders of the Company's capital stock who are eligible to, and do, exercise their Appraisal Rights with respect to the Reincorporation are referred to herein as "Dissenting Stockholders," and the shares of stock with respect to which they exercise Appraisal Rights are referred to herein as "Dissenting Shares." If a stockholder of the Company has a beneficial interest in shares of the Company's capital stock that are held of record in the name of another person, and such stockholder desires to perfect whatever Appraisal Rights such beneficial stockholder may have, such beneficial stockholder must act promptly to cause the holder of record timely and properly to follow the steps summarized below.

     Pursuant to Massachusetts law, a stockholder of the Company may dissent from the proposed corporate action to approve the Reincorporation and receive the right to an appraisal of such stockholder's shares. As required by Massachusetts law, a copy of Sections 85 through 98 of the MBCL is attached hereto as Exhibit D.

     If the Reincorporation is consummated, the Dissenting Stockholders will be entitled, if they strictly comply with the provisions of the MBCL, to have the fair value of their shares judicially determined and paid to them. The following discussion is not a complete statement of Massachusetts law relating the Appraisal Rights, and is qualified in its entirety by reference to Sections 85 through 98 of the MBCL attached to this Proxy Statement as Exhibit D and incorporated herein by reference. This discussion and Sections 85 through 98 of the MBCL should be reviewed carefully by any holder who wishes to exercise statutory Appraisal Rights or wishes to preserve the right to do so, because failure to comply with the required procedure will result in the loss of such rights. A stockholder of the Company who votes for the adoption and approval of the Reincorporation proposal will be deemed to have waived such stockholder's right to exercise Appraisal Rights with respect to all shares of the Company's capital stock held by such stockholder. Any holder who is considering dissenting should consult his or her legal advisor.

     1. To exercise Appraisal Rights, a stockholder must (a) file with the Company, before the taking of the stockholders' vote on the approval of the Reincorporation proposal at the Annual Meeting, a written objection to the Reincorporation proposal stating that the intention of such stockholder is to demand payment for shares owned by such stockholder if the Reincorporation proposal is approved and (b) the stockholder must not vote in favor of the Reincorporation proposal. A vote in favor of the Reincorporation proposal will waive such holder's Appraisal Rights. However, a stockholder's failure to vote on the Reincorporation proposal will not in itself be a waiver of such holder's Appraisal Rights. A vote against the Reincorporation proposal does not, alone, constitute a written objection. A stockholder who dissents and demands Appraisal Rights must do so as to all shares of the Company's capital stock held by such stockholder. A stockholder may not assert Appraisal Rights with respect to less than all of such stockholder's shares.

     2. If the Reincorporation proposal is approved and adopted by the Company's stockholders, within 10 days after the effective date of the Reincorporation proposal, the Company must give written notice that the Reincorporation proposal has become effective to each stockholder who gave notice before the Annual Meeting of such stockholder's objection to the Reincorporation proposal and who did not vote in favor of the Reincorporation proposal.

     3. If the stockholder did not vote in favor of the Reincorporation proposal, such Dissenting Stockholder may, within 20 days after the mailing of the notice that the Reincorporation proposal is effective, make written demand on the Company for the payment of the fair value of such holder's Dissenting Shares. Any stockholder failing to make demand for payment within the 20-day period shall be bound by the Reincorporation proposal.

     4. Within 30 days after the expiration of the Dissenting Stockholders' 20-day notice period, the Company must deliver to any Dissenting Stockholder payment of the fair value of such holder's Dissenting Shares.

     5. If, during the 30-day period after the expiration of the period during which the demand may be made, the Dissenting Stockholder and the Company do not agree as to the fair value of the Dissenting Shares, then either of them may file a bill in equity in the Superior Court in Middlesex County, Massachusetts (the

"Court") requesting a determination of the fair value of such holder's Dissenting Shares. The bill in equity must be filed within four months after the date of expiration of the foregoing 30-day period.

     6. If the bill in equity is timely filed, the Court or an appointed special master will hold a hearing. After the hearing on the petition, the Court shall enter a decree determining the fair value of the Dissenting Shares and shall order the Company to make payment of such value, together with interest, from the date of the vote approving the Reincorporation proposal to the Dissenting Stockholders entitled to said payment, subject to receipt of duly endorsed certificates for the Dissenting Shares. Pursuant to the MBCL, the fair value of the Dissenting Shares is the value thereof as of the day immediately preceding the Annual Meeting, excluding any element of value arising from the expectation or accomplishment of the Reincorporation. All court costs, including appraisers' fees, shall be allocated by the Court in a manner it determines to be fair and equitable.

     7. Upon consummation of the Reincorporation, each Dissenting Stockholder will cease to have any rights of a stockholder except the right to be paid the fair value of the Dissenting Shares and the right to receive other distributions, if any, payable to stockholders of record prior to the effective date of the Reincorporation proposal and any other rights under applicable Massachusetts law.

CONDITION TO THE REINCORPORATION RELATED TO DISSENTING SHARES

     It is a condition to the consummation of the Reincorporation that the aggregate amounts paid or to be paid to Dissenting Stockholders constitute less than 1% of the value of the net assets of the Company as of the date of the Reincorporation. However, such condition may be waived by the Boards of Directors of MAPICS-Mass. and MAPICS-Georgia, acting in their sole discretion. In addition, any determination regarding the satisfaction of such condition will be made by the Boards of Directors of MAPICS-Mass. and MAPICS-Georgia, acting in their sole discretion. See "-- Federal Income Tax Consequences."

AMENDMENT AND WAIVER OF THE REINCORPORATION AGREEMENT

     MAPICS-Georgia and MAPICS-Mass. may, by resolution of their respective Boards of Directors, amend, modify or supplement the Reincorporation Agreement, or waive the application of any provision thereof, provided that any such amendment, modification, supplement or waiver is in writing and signed by MAPICS-Georgia and MAPICS-Mass.

TERMINATION OF THE REINCORPORATION AGREEMENT

     The Reincorporation Agreement provides that the Boards of Directors of MAPICS-Mass. and MAPICS-Georgia may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time for any reason, whether before or after approval by the stockholders of MAPICS-Mass.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation proposal will require the affirmative vote of the holders of at least two-thirds of the shares of all classes and series of the Company's outstanding capital stock, voting together as a single class, as well as the affirmative vote of MAPICS-Mass. as the sole shareholder of MAPICS-Georgia.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Company's Restated Articles of Organization and Bylaws, the authorized number of Directors of the Company is seven, and the Board is divided into three classes, which are as nearly equal in number as possible. The directors in each class are elected by the stockholders for a term of three years and until their successors are elected and qualified. The term of office of one of the classes of directors expires each year at the Annual Meeting of Stockholders, and a new class of directors is elected by the stockholders each year at that time.

     In connection with the Distribution, all of the directors of Marcam other than William E. Ford and Edward J. Kfoury resigned. The vacancies so created have been filled by the remaining directors with the other individuals identified as Class I, Class II and Class III directors below.

     At the Annual Meeting, the terms of the two Class I directors, Roger Heinen, Jr. and Edward J. Kfoury, will expire, and the Board of Directors has nominated each of these individuals to stand for re-election as directors at the Annual Meeting. If elected by the stockholders, each of the nominees will serve a three-year term which will expire at the 2001 Annual Meeting of Stockholders. If either of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located and nominated by resolution of the Board of Directors, or by resolution thereof provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT ROGER HEINEN, JR. AND EDWARD J. KFOURY AS DIRECTORS OF THE COMPANY FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the two nominees for director, the four incumbent directors whose terms as directors will continue following the Annual Meeting and one additional person who has been appointed by the Board as a director for a term commencing on January 1, 1998 and expiring at the 2000 Annual Meeting of Stockholders.

     CLASS I DIRECTORS NOMINATED TO SERVE UNTIL THE 2001 ANNUAL MEETING OF
                                  STOCKHOLDERS

Roger Heinen, Jr..............   Mr. Heinen, age 46, was elected a director of
                                   the Company in September 1997. From January
                                   1993 until March 1996, he served as a Senior
                                   Vice President of Microsoft Corporation.
                                   Prior thereto, he was a Senior Vice President of Apple Computer, Inc. from January 1990 until January 1993. Mr. Heinen is also a director of ANSYS, Inc. and The Computer Museum.

Edward J. Kfoury..............   Mr. Kfoury, age 59, has been a director of the
                                   Company since May 1993. He was initially appointed to the Board of Directors of Marcam as a designee of International Business Machines Corporation ("IBM"). Mr. Kfoury is no longer a designee of IBM. Mr. Kfoury served as a division President and as a Vice President of IBM until June 1, 1993, the effective date of his retirement. Mr. Kfoury is also a director of Dendrite, Inc.

   CLASS II DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS

George A. Chamberlain 3d......   Mr. Chamberlain, age 62, was elected a director
                                   of the Company in August 1997. Mr.
                                   Chamberlain has served as the Chief Financial Officer of Radnet, Inc., a computer software company, since September 1997. From September 1994 until the date of the Distribution in July 1997, he served as Marcam's Chief Financial Officer. Prior to joining Marcam, Mr. Chamberlain was an Executive Vice President with Capital Technologies, Inc., a consulting and venture capital company, during 1993 and 1994. Mr. Chamberlain retired from Digital Equipment Corpo-ration in 1992, where he had most recently been Vice President of Finance.

Richard C. Cook...............   Mr. Cook, age 50, was elected as the Company's
                                   President and Chief Executive Officer and was appointed as a director of the Company in August 1997. From July 1996 to August 1997, Mr. Cook served as Marcam's Senior Vice President and General Manager, MAPICS Business Group. From October 1994 to July 1996, he served as Marcam's Vice President and General Manager, MAPICS Business Group. Mr. Cook served as the President, Chief Executive Officer and Chairman of the Board of Mapics, Inc. from February 1993 to September 1994. Mr. Cook was employed by IBM as Director of its Atlanta Software Development Laboratory from March 1990 to February 1993 and as Director of its Corporate CIM (Computer Integrated Manufacturing) Project Office from March 1988 to April 1990.

   CLASS III DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS

William E. Ford...............   Mr. Ford, age 36, has been a director of the
                                   Company since October 1995. He was appointed to the Board of Directors as a designee of GAP 21, a stockholder of the Company, pursuant to a Convertible Preferred Stock Purchase Agreement dated as of September 20, 1995 by and among Marcam, GAP 21, GAP Coinvestment and The Northwestern Mutual Life Insurance Company. Mr. Ford has been a managing member of General Atlantic Partners, LLC since 1991. Prior to 1991, Mr. Ford was a Senior Associate with Morgan Stanley & Co. Incorporated. Mr. Ford is also a director of GT Interactive Software Corp., Envoy Corporation, LHS Group Inc., SS&C Technologies, Inc. and E*Trade Group, Inc.

Terry Osborne.................   It is anticipated that Mr. Osborne, age 59,
                                   will be elected by the Board as a director of the Company effective as of January 1, 1998. Mr. Osborne served as President and Chief Operating Officer of System Software Associates ("SSA"), a computer software company, from November 1994 until October 1996, the date of his retirement. From October 1987 until October 1994, he served as SSA's General Manager and Vice President for Europe. Prior to joining SSA, he was employed by IBM in various capacities since 1961, including vice president level positions in both the United States and Europe. Mr. Osborne is also Chairman of Dr. Solomon's Group PLC and Chairman of Cimax International.

H. Michell Watson, Jr.........   Mr. Watson, age 60, was elected a director of
                                   the Company and Chairman of the Board of Directors in September 1997. Mr. Watson has served as the President of Sigma Group of America, a consulting company, since June 1992. From January 1989 until June 1992, he was President and Chief Executive Officer of Rolm Co., a joint venture of IBM and Siemen's AG. In addition, he is a retired Vice President of IBM. Mr. Watson is also a director of Praxair Inc., Caliber Systems, Inc. and Plasti-Line, Inc., and is President of Helen Keller International.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through committees of the Board, including the standing Audit Committee (the "Audit Committee") and Compensation Committee (the "Compensation Committee"). From October 1, 1996 through the date of the Distribution on July 29, 1997, the Board of Directors of Marcam held nine meetings, the Compensation Committee held five meetings and the Audit Committee held four meetings. Each director of Marcam attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he is a member, except Mr. Grabe, who attended 64% of such meetings. Mr. Grabe resigned from the Board of Directors in connection with the Distribution. From the date of the Distribution through September 30, 1997, the Board of Directors of MAPICS held one meeting and the Compensation Committee and the Audit Committee held no meetings. Each director of MAPICS attended at least 75% of all meetings of the full Board of Directors.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any, reviewing the scope and results of the Company's internal auditing procedures, consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls, approving professional services provided by the independent accountants, reviewing the independence of the independent accountants, and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is comprised of George A. Chamberlain 3d, William E. Ford, Roger Heinen, Jr. and H. Mitchell Watson, Jr.

     The Compensation Committee is responsible for making relevant compensation decisions of the Company and for administering and interpreting the Company's employee benefit plans, which includes, among other things, determining which directors, officers and employees will receive awards under the plans, when the awards will be granted, the type of awards to be granted, the number of shares or cash involved in each award, the time or times when any options granted will become exercisable and, subject to certain conditions, the price and duration of such options. The Compensation Committee is comprised of William E. Ford, Edward
J. Kfoury and H. Mitchell Watson, Jr.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election to the Board. The Board of Directors will also consider nominees recommended by stockholders. For a description of requirements regarding stockholder nominations and other proposals, see "Stockholders' Proposals for 1999 Annual Meeting."

DIRECTOR COMPENSATION

     As compensation for services as a director, the Company grants to each member of the Company's Board of Directors who is not then an employee of the Company (a "Non-Employee Director"), upon the commencement of service as a director, a one-time grant under the 1991 Non-Employee Director Stock Option Plan (the "Current DSOP") of an option to purchase 20,000 shares of the Common Stock and thereafter an annual grant under the Current DSOP of an option to purchase 3,000 shares of the Common Stock. These options vest 25% on each anniversary of the grant date, so that on the fourth anniversary they are fully vested. In addition, during the fiscal year ended September 30, 1997, Board members who were not employees received $1,000 for each Board meeting attended and for each committee meeting attended on a day other than one on which the Board of Directors met. Effective as of January 1, 1998, Non-Employee Directors will receive, in lieu of such cash compensation, (a) an annual cash retainer of $3,000 and (b) $1,000 for each Board meeting or committee meeting attended (or $500 if such meeting is attended by telephone). Directors who are employees of the Company receive no directors' fees. For information regarding proposed new stock-based incentive compensation plans for the directors of the Company, see Proposals 3 and 4 herein.

     On February 11, 1997, Mr. Ford was granted options to purchase 20,000 shares of Common Stock under the Company's 1994 Stock Plan. However, pursuant to an agreement with the Company, Mr. Ford has waived any and all rights to receive all other cash compensation, stock options and stock grants given to other members of the Board of Directors.

     Under the Company's current Directors as Consultants policy, the Board of Directors may, upon the request of the Company's President and Chief Executive Officer, retain its directors as consultants from time to time. The Company will pay such a consultant $3,000 per day for each day that he provides services to the Company in his capacity as a consultant or, if such services are provided for less than a full day, the Company will pay the consultant $375 for each hour that such services are provided. However, the aggregate amount of such compensation paid to any single consultant may not exceed $45,000 per year. In addition, the Company will reimburse each consultant's reasonable travel and living expenses incurred in connection with the provision of such services. The Company has retained Mr. Chamberlain as a consultant in accordance with its Directors as Consultants policy and, pursuant thereto, has agreed to pay him $4,500 for services rendered in fiscal 1997.

     Under the Company's Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan"), Non-Employee Directors may elect to defer all or any part of their fees for services as a director. Pursuant to the Deferred Compensation Plan, eligible directors of the Company may elect to defer receipt of all or a specified portion of their compensation in the form of cash with an interest rate tied to United States treasury bills. The Deferred Compensation Plan provides that any director's compensation which is deferred thereunder will be paid in cash after the termination of such director's service as a director. Participating directors may elect to have such deferred compensation paid in a lump sum or in up to ten annual installments. Payment of compensation which has been deferred under the Deferred Compensation Plan commences in January of the year following the year in which service as a director terminates, except that earlier or accelerated distributions may be made in certain events of unforeseeable emergency. No directors currently have elected to participate in the Deferred Compensation Plan, and it is anticipated that the Company will terminate the Deferred Compensation Plan in fiscal 1998.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by (a) each person who served as the Chief Executive Officer of the Company during any part of the fiscal year ended September 30, 1997, (b) each other executive officer of the Company who served as such at September 30, 1997 and whose annual compensation and bonus was $100,000 or more and (c) any person for whom disclosure would have been provided pursuant to clause (b) but for the fact that the person did not serve as an executive officer at September 30, 1997 (collectively, the "Named Executive Officers").

                            SUMMARY OF COMPENSATION

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                             ANNUAL            ------------
                                                         COMPENSATION(1)        SECURITIES     ALL OTHER
                                            FISCAL   -----------------------    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR    SALARY($)   BONUS($)(2)    OPTIONS(#)       ($)(3)
---------------------------                 ------   ---------   -----------   ------------   ------------
Richard C. Cook(4)........................   1997    $167,649     $156,734       176,600         $4,611
  President and Chief Executive...........   1996    $162,437     $189,801            --         $3,018
  Officer of MAPICS; Senior Vice..........   1995    $149,856     $ 45,128            --         $1,504
  President and General Manager, MAPICS
  Business Group of Marcam
Michael J. Quinlan(5).....................   1997    $204,117           --            --             --
  President and Chief Executive...........   1996    $175,385     $ 40,000       250,000         $   84
  Officer of Marcam.......................   1995          --           --            --             --
George A. Chamberlain 3d(6)...............   1997    $204,117           --        20,000(7)      $4,750
  Chief Financial Officer of..............   1996    $240,000     $ 20,000            --         $2,459
  Marcam..................................   1995    $240,000     $ 25,000            --         $2,376
Robert A. Cramer(8).......................   1997    $123,077           --            --         $3,692
  Vice President and General..............   1996    $113,088     $ 52,860       100,000         $2,034
  Manager, Process ERP....................   1995          --           --            --             --
  Business Group of Marcam
Thomas F. Aery(9).........................   1997    $110,418     $ 62,577        72,192         $4,534
  Vice President of Worldwide.............   1996    $ 99,875     $ 41,054         5,000         $4,424
  Customer Support of MAPICS; Vice........   1995    $ 97,500     $ 12,716         5,000         $3,379
  President of Customer Support, MAPICS
  Business Group of Marcam
William J. Gilmour(10)....................   1997    $ 96,538     $ 44,427        99,160         $5,547
  Chief Financial Officer and Vice........   1996    $ 78,678     $ 23,954         1,000         $1,665
  President of Finance of MAPICS;.........   1995    $ 75,000     $ 26,074           975         $   66
  Controller, MAPICS Business Group of
  Marcam

---------------

 (1) The annual compensation data exclude perquisites, the aggregate annual amount of which for each officer was less than 10% of his total reported salary and bonus.
 (2) The data reflect bonuses earned in a fiscal year, even if payment occurred in the subsequent fiscal year.
 (3) Consists of amounts contributed on behalf of the Named Executive Officers under the Company's group life insurance policy and matching contributions made by the Company to the Company's 401(k) Plan based on a percentage of the individual's contributions to the 401(k) Plan.
 (4) Mr. Cook served as Senior Vice President and General Manager, MAPICS Business Group of Marcam from October 1994 until the Distribution in July 1997, when he was elected as President and Chief Executive Officer of MAPICS.
 (5) Mr. Quinlan served as the President and Chief Executive Officer of Marcam from January 1996 until the Distribution in July 1997. The table reflects compensation earned by Mr. Quinlan until the Distribution date.
 (6) Mr. Chamberlain served as Chief Financial Officer of Marcam from September 1994 until the Distribution in July 1997. The table reflects compensation earned by Mr. Chamberlain until the Distribution date.

 (7) The table reflects options granted to Mr. Chamberlain pursuant to the Company's 1991 Non-Employee Director Stock Option Plan upon his election as a director.
 (8) Mr. Cramer served as the Vice President and General Manager, Protean Business Group of Marcam from February to September 1996, and as the Vice President and General Manager, Process ERP Business Group of Marcam from September 1996 until the Distribution in July 1997. The table reflects compensation earned by Mr. Cramer until the Distribution date.
 (9) Mr. Aery served as Vice President of Customer Support, MAPICS Business Group of Marcam from May 1995 until the Distribution in July 1997, when he was elected as Vice President of Worldwide Customer Support of MAPICS.
(10) Mr. Gilmour served as Controller, MAPICS Business Group of Marcam from October 1994 until the Distribution in July 1997, when he was elected as Chief Financial Officer and Vice President of Finance of MAPICS.

EMPLOYMENT AGREEMENTS

     The Company was party to an employment agreement dated June 10, 1997 (the "Quinlan Agreement") with Mr. Quinlan, the Company's President and Chief Executive Officer from January 1996 until July 29, 1997, the date of the Distribution. Pursuant to its terms, the Quinlan Agreement was assigned by the Company to Marcam Solutions effective as of the completion of the Distribution.

     When the Company was a party thereto, the Quinlan Agreement provided that if Mr. Quinlan's employment with the Company or any of its subsidiaries or affiliates was either terminated by the Company for any reason (other than gross dereliction of duty or a criminal or civil judgment which, in the good faith judgment of the Company or its successor, rendered Mr. Quinlan unsuitable for such employment) or terminated by Mr. Quinlan for Good Reason (as defined below), then: (a) the Company would pay him an amount equal to the sum of (i) one year's then current base salary, (ii) an amount, determined at his then current salary, for all earned but untaken vacation days and (iii) any award previously made to him under his then current bonus plan which had not yet been paid; (b) the Company would make payments on his behalf under the Consolidated Omnibus Budget Reconciliation Act of 1985 for one year; (c) any options granted to him under the Company's 1987 or 1994 Stock Plans would become immediately vested and exercisable; and (d) the Company would otherwise pay Mr. Quinlan's ordinary post-termination benefits in accordance with its retirement, insurance and other benefit plans and arrangements.

     "Good Reason" is defined in the Quinlan Agreement as (v) a reduction in his compensation or benefits without providing an adequate substitute therefor; (w) a substantial adverse change in the nature of his duties or authority, or in his title, position or status; (x) the relocation by the Company of his office outside the thirty mile radius of the place where it was located on the date of the Quinlan Agreement; (y) a material breach by the Company of any employment, compensation or similar agreement with Mr. Quinlan; and (z) the failure by the Company to give him, within ten days after his request therefor, written assurance of its intent to honor the Quinlan Agreement.

OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table provides information with regard to stock option grants to the Named Executive Officers pursuant to the Company's 1987 and 1994 Stock Plans, as amended, during the fiscal year ended September 30, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             PERCENT OF                           POTENTIAL REALIZABLE VALUE
                                               TOTAL                                AT ASSUMED ANNUAL RATES
                             NUMBER OF        OPTIONS                                   OF STOCK PRICE
                             SECURITIES      GRANTED TO   EXERCISE                       APPRECIATION
                             UNDERLYING      EMPLOYEES     OR BASE                    FOR OPTION TERM(3)
                              OPTIONS        IN FISCAL      PRICE    EXPIRATION   ---------------------------
NAME                         GRANTED(#)       YEAR(1)     ($/SH)(2)     DATE         5%($)         10%($)
----                         ----------      ----------   ---------  ----------   -----------   -------------
Richard C. Cook............    19,000(4)        1.12%     $ 8.73     9/30/2006       $193,912      $  407,023
                              157,600(5)        9.29%     $ 9.9375   7/29/2007       $984,943      $2,496,040
Michael J. Quinlan.........        --             --       --               --             --              --
George A. Chamberlain 3d...    20,000(5)(6)     1.18%     $10.50      8/3/2007       $132,068      $  334,686
Robert A. Cramer...........        --             --       --               --             --              --
Thomas F. Aery.............    11,492(4)         .68%     $ 8.73     9/30/2006       $117,286      $  246,185
                                1,550(4)         .09%     $ 9.57      1/8/2007       $ 17,358      $   36,425
                               59,150(5)        3.49%     $ 9.9375   7/29/2007       $369,667      $  936,807
William J. Gilmour.........     1,500(4)         .09%     $ 8.73     9/30/2006       $ 15,309      $   32,133
                               97,660(5)        5.76%     $ 9.9375   7/29/2007       $610,340      $1,546,721

---------------

(1) Options to purchase a total of 1,696,294 shares of Common Stock were granted to employees in fiscal 1997 under the Company's 1987 and 1994 Stock Plans, the purpose of which is to provide incentive to, and to retain, key employees who are in a position to make significant contributions to the Company.
(2) The exercise price per share in the table reflects adjustments made by the Compensation Committee in July 1997 to preserve the benefit to participants in connection with, and to give effect to, the Distribution.
(3) Amounts reported in these columns represent hypothetical amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals. This table does not take into account any appreciation of the price of the Common Stock from the date of grant to the current date.
(4) The indicated options expire ten years from the date of grant and became exercisable as to 20% on the date of grant and at the rate of 20% per annum thereafter.
(5) The indicated options expire ten years from the date of grant and become exercisable at the rate of 25% per annum, beginning on the first anniversary of the grant date.
(6) The table reflects options granted to Mr. Chamberlain pursuant to the Company's 1991 Non-Employee Director Stock Option Plan upon his election as a director.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information regarding (a) the number of shares of Common Stock received upon exercise of options by the Named Executive Officers in the fiscal year ended September 30, 1997, (b) the net value realized upon such exercise, (c) the number of unexercised options held as September 30, 1997 and (d) the aggregate dollar value of unexercised options held at September 30, 1997.

 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                                 VALUE OF
                                                              NUMBER OF SECURITIES             UNEXERCISED
                                                                   UNDERLYING                  IN-THE-MONEY
                                                              UNEXERCISED OPTIONS               OPTIONS AT
                                SHARES                      AT SEPTEMBER 30, 1997(#)     SEPTEMBER 30, 1997($)(1)
                               ACQUIRED         VALUE      --------------------------   --------------------------
NAME                        ON EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                        --------------   -----------   --------------------------   --------------------------
Richard C. Cook...........          --              --           38,600/194,000             $ 185,546/660,434
Michael J. Quinlan........          --              --           50,000/200,000                77,500/310,000
George A. Chamberlain 3d..          --              --            72,000/68,000               347,760/281,840
Robert A. Cramer..........      12,500         $44,750                27,500/--                     91,575/--
Thomas F. Aery............          --              --             8,275/75,000                32,790/243,739
William J. Gilmour........          --              --            2,525/100,000             $   7,763/308,219

---------------

(1) Value is based on the difference between the option exercise price and the fair market value of $13.00 per share at September 30, 1997, multiplied by the number of shares underlying the option.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

INTRODUCTION

     The Compensation Committee is responsible for developing the Company's executive compensation policies and advising the Board of Directors with respect to such policies. At the beginning of fiscal 1997, the members of the Compensation Committee were Dean R. McKay and William O. Grabe. Mr. McKay resigned from the Compensation Committee in April 1997 and was replaced by Richard S. Hickok. In connection with the Distribution, on August 4, 1997, Messrs. Hickok and Grabe resigned as directors of the Company and members of the Compensation Committee, and Edward J. Kfoury and William E. Ford were elected to the Compensation Committee. Upon his appointment to the Board in September 1997,
H. Mitchell Watson, Jr. joined the Compensation Committee. The Compensation Committee's goal is to implement a competitive compensation program which will attract and retain talented executives and provide incentives to management to enhance Company performance and stockholder value.

EXECUTIVE COMPENSATION PROGRAM

1997 COMPENSATION PROGRAM

     The Company's executive compensation program in place for fiscal 1997 consisted of three elements: salary (base pay); annual incentive pay (cash bonus); and long-term incentive pay (stock options). This program applied to the Company's key management positions, including the position of Chief Executive Officer. All of the Company's executives also were eligible for employee benefits offered to all Company employees, including life, health, disability and dental insurance, and the Company's savings plan and employee stock purchase plan.

     Salary. Base salary of top management for fiscal 1997 was set by the Compensation Committee after review of salary levels in the software industry for various executive positions. The Compensation Committee reviewed salary information presented in several independent surveys, ranging from broad-based overviews of the entire software industry to information regarding entities more similar to the Company: software companies with over $50 million in revenue. "Median" levels were used as a guide for setting salaries for the Company's top management positions, based on such comparative information.

     Annual Incentive Pay. Annual incentive pay in the form of cash bonuses for executive officers of the Company in fiscal 1997 was based either (a) 100% on the Company's financial performance, or (b) on a combination of the Company's financial performance and the achievement of other individual or group performance factors. During fiscal 1997, incentive pay was payable only if performance exceeded 75% of targeted levels. Form 75% to 100% of targeted performance, the executive received 4% of the budgeted amount for each 1% of performance achieved. For performance exceeding 100%, the executive received an amount ranging form .5% to 4% of the budgeted amount for each 1% increase in performance. Incentive pay received by all executives for fiscal 1997 ranged form $0 to $156,734.

     Stock Options. During fiscal 1997, certain executives, including Mr. Cook, received awards of stock options in connection with the Distribution. Such awards were determined on the basis of the number of unvested stock options held by such executives prior to the grant. In connection with his promotion, Mr. Cook was granted 156,700 options, bringing his total number of unvested options to 200,000, a level the Compensation Committee deemed to represent an appropriate mix of retention value and performance incentive for the chief executive officer. Other executives received stock option awards as necessary to bring their levels of unvested options to a lesser total, generally ranging from 25,000 to 100,000. All options granted in fiscal 1997 in connection with the Distribution vest 25% per year over four years.

1998 COMPENSATION PROGRAM

     The Compensation Committee is currently developing certain changes to the Company's executive compensation program for 1998 and beyond. As in prior years, the new program will be designed to (i) attract and retain a highly qualified and motivated management team, (ii) reward individual performance, and (iii) link the interests of the senior executives directly with those of stockholders through the use of Company stock as a compensation vehicle. It is expected that the executive compensation program will continue to consist of three elements: base salary, annual variable incentive pay, and long-term incentive pay. The long-term incentive component will most likely consist of a combination of stock options and performance stock equivalents. The goal of the Compensation Committee is to devise a competitive program whereby target long-term incentive pay will represent approximately 20% to 40% of the executive's total compensation. The Compensation Committee will take into account relevant comparative data of peer companies in developing the total compensation program for the Company's executives.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Richard C. Cook. During fiscal 1997, Mr. Cook served as Chief Executive Officer and President of the Company from August 4, 1997 through September 30, 1997, having served during the first part of the year as Senior Vice President and General Manager, MAPICS Business Group. Mr. Cook's fiscal 1997 base salary was set at $160,000, based upon the comparative information reviewed by the Compensation Committee as described above and was increased to an annual amount of $200,000 at the time of appointment as Chief Executive Officer and President of the Company. Based on the achievements of MAPICS and the Company's exceeding target net income in 1997, Mr. Cook earned an annual incentive bonus of $156,734 (which represented 131% of his target annual incentive pay) and was also granted an option to purchase 157,600 shares of the Company's Common Stock (which were in addition to the 19,000 options granted on October 1, 1997 with respect to his performance in 1996). Mr. Cook's total compensation for fiscal 1997 is set out in detail in the Summary Compensation Table.

     Michael J. Quinlan. During fiscal 1997, Mr. Quinlan served as Chief Executive Officer and President of the Company from October 1, 1996 through August 4, 1997. Mr. Quinlan's fiscal 1997 base salary was $240,000. Mr. Quinlan received no other short-term or long-term compensation in fiscal 1997 from the Company. His total compensation for fiscal 1997 is set out in detail in the Summary Compensation Table.

POLICY WITH RESPECT TO DEDUCTIBILITY OF COMPENSATION EXPENSE

     Section 162(m) of the Code limits the tax deduction that the Company may take with respect to the compensation of certain executive officers, unless the compensation is "performance based" as defined in the Code. Both the Marcam Corporation 1994 Stock Plan and the proposed MAPICS, Inc. 1998 Long-Term Incentive Plan, as described under Proposal 5, are designed to comply with the IRS requirements for deductibility of performance-based compensation.

CONCLUSION

     The Company's compensation program described above is designed to closely link pay with performance and the creation of stockholder value. The Compensation Committee believes that the program has been and will continue to be successful in supporting the Company's financial, growth and other business objectives.

CURRENT COMMITTEE MEMBERS:

     Edward J. Kfoury
     H. Mitchell Watson, Jr.
     William E. Ford

FORMER COMMITTEE MEMBERS SERVING IN 1997:

     William O. Grabe
     Dean R. McKay
     Richard S. Hickok

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     During the fiscal year ended September 30, 1997, William E. Ford, William
O. Grabe, Edward J. Kfoury, Dean R. McKay and Richard S. Hickok, all Non-Employee Directors, served at various times on the Compensation Committee. Messrs. Grabe, McKay and Hickok served on the Compensation Committee at various times prior to the Distribution. Messrs. Ford and Kfoury were elected to the Compensation Committee effective as of August 4, 1997, replacing the former members who resigned in connection with the Distribution.

     Messrs. Ford and Grabe are managing members of GAPLLC, which is the sole general partner of GAP 21 and GAP 32, and have shared voting and investment control with the other managing members of GAPLLC over securities held by GAP Coinvestment. GAP 21 and GAP Coinvestment together own 200,000 shares of the Company's Series D Preferred Stock, which represents 88.9% of the outstanding shares of Series D Preferred Stock. The Northwestern Mutual Life Insurance Company owns 25,000 additional outstanding shares of Series D Preferred Stock. Additionally, GAP 32 and GAP Coinvestment together own 100,000 shares of Series E Preferred Stock and purchased warrants (the "Warrants") for an aggregate price of $500,000 which entitle GAP 32 and GAP Coinvestment to acquire 1,000,000 shares of Common Stock. Each share of Series D Preferred Stock and each share of Series E Preferred Stock currently is convertible at any time into 10 shares of Common Stock, subject to adjustment in the event of a subdivision or combination of the Common Stock or certain reorganizations or reclassifications of the capital stock of the Company. The Warrants are exercisable at any time during the period commencing on July 23, 1996 and ending on July 23, 2003 at an exercise price of $11.53 per share of Common Stock.

     As long as the GA Entities (together with their affiliates) own in the aggregate shares of Common Stock, Series D Preferred Stock, Series E Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the GA Entities will be entitled to elect, or designate one person for election as, a director of the Company. Pursuant to the Company's Restated Articles of Organization, the holders of the Series D Preferred Stock, voting as a separate series, are entitled to elect one director if, in addition to meeting the 10% voting stock ownership requirement specified above, GAP 21 and GAP Coinvestment (together with their affiliates, including GAP 32) own in the aggregate at least a majority of the outstanding shares of Series D Preferred Stock. Further, if GAP 32 and GAP Coinvestment (together with their affiliates, including GAP 21) own (a) less than a majority of the outstanding shares of Series D Preferred Stock, (b) at least a majority of the outstanding shares of Series E Preferred Stock and (c) in the aggregate shares of Common Stock, Series D Preferred Stock, Series E Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series E Preferred Stock, voting as a separate series, are entitled to elect one director of the Company. Finally, if GAP 21 and GAP Coinvestment (together with their affiliates, including GAP 32) own (a) less than a majority of the outstanding shares of Series D Preferred Stock and (b) in the aggregate shares of Common Stock, Series D Preferred Stock, Series E Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, GAP 21 will be entitled to designate one person for election as a director of the Company.

     Because GAP 21 and GAP Coinvestment currently own an aggregate of 200,000 shares of Series D Preferred Stock representing 88.9% of the outstanding shares of Series D Preferred Stock, the holders of the Series D Preferred Stock, voting as a separate series, currently have the right to elect one director, and the holders of the Series E Preferred Stock, voting as a separate series, do not currently have the right to elect a director. At Marcam's 1997 Annual Meeting of Stockholders, the holders of the Series D Preferred Stock, voting as a separate series, elected Mr. Ford, a managing member of GAPLLC, as GAP 21's designee and a Class III director. Holders of the Series D Preferred Stock and the Series E Preferred Stock also are entitled to vote together with all other classes of stock of the Company, voting together as a single class, with respect to the election of all the other directors of the Company. GAP 21's designee is required to waive any rights to compensation and relinquish any compensation received in connection with the designee's Board membership.

     For a description of the compensation which the Company paid to Mr. Ford in fiscal 1997, see "Proposal 2 -- Election of Directors -- Director Compensation."

                            STOCK PERFORMANCE GRAPHS

     Graph I set forth below compares the stockholders' cumulative return on the Common Stock from September 30, 1992 to September 30, 1997 with the cumulative total return of the Nasdaq Stock Market Index (U.S.) (the "NSMI") and the Nasdaq Computer and Data Processing Index (the "NCDPI") over the same period. The comparative data assumes $100.00 was invested on September 30, 1992 in the Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested. However, Graph I does not reflect the dividend of one share of common stock of Marcam Solutions for every two shares of Marcam common stock which was paid in the Distribution on July 29, 1997.

                                    GRAPH I

                                  THE COMPANY
                           NASDAQ STOCK MARKET INDEX
             NASDAQ COMPUTER AND DATA PROCESSING INDEX(U.S.)(1)(2)

                                                         NASDAQ STOCK      NASDAQ COMPUTER
        MEASUREMENT PERIOD                               MARKET INDEX         AND DATA
      (FISCAL YEAR COVERED)            THE COMPANY          (U.S.)        PROCESSING INDEX
1992                                           100.00             100.00             100.00
1993                                               53                131                119
1994                                               42                132                133
1995                                               65                182                212
1996                                               52                217                263
1997                                               87                297                356

     Graph II set forth below compares the stockholders' cumulative return on the Common Stock from July 29, 1997, the date of the Distribution, to September 30, 1997 with the cumulative total return of the NSMI and the NCDPI over the same period. The comparative data assumes $100.00 was invested on July 29, 1997 in the Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested.

                                    GRAPH II

                                  THE COMPANY
                        NASDAQ STOCK MARKET INDEX (U.S.)
                NASDAQ COMPUTER AND DATA PROCESSING INDEX (1)(2)

                                                         NASDAQ STOCK      NASDAQ COMPUTER
        MEASUREMENT PERIOD                               MARKET INDEX         AND DATA
      (FISCAL YEAR COVERED)            THE COMPANY          (U.S.)        PROCESSING INDEX
JULY 29, 1997                                     100                100                100
SEPTEMBER 30, 1997                             130.00             106.00              99.00

---------------

(1) Graph I and Graph II are not "soliciting material," are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The stock price performance shown on Graph I and Graph II are not necessarily indicative of future price performance. Information used on the graph was obtained from the Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons beneficially owning more than 10% of the Common Stock are required by applicable regulations to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during the fiscal year ended September 30, 1997, all of its directors, executive officers and beneficial owners of more than 10% of the Common Stock complied with applicable
Section 16(a) filing requirements, except that (a) one such report by Mr. Kfoury relating to a single transaction was not timely filed and (b) one such report by Mr. McKay relating to a single transaction was not timely filed.

                                   PROPOSAL 3

                        AMENDMENT AND RESTATEMENT OF THE
                  1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

     The Board of Directors has adopted, subject to approval thereof by the stockholders at the Annual Meeting, an amendment and restatement of the Current DSOP, as described below (the "Restated DSOP," together with the Current DSOP, the "Director Option Plan"). If approved by the stockholders at the Annual Meeting, the Restated DSOP will be effective as of as of its adoption by the stockholders.

     A summary of the Restated DSOP is set forth below. The summary is qualified in its entirety by the full text of the restated DSOP. The Company will provide, upon request and without charge, a copy of the full text of the Restated DSOP to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Clerk, MAPICS, Inc., 5775-D Glenridge Drive, Atlanta, Georgia 30328.

     The purpose of the Director Option Plan is to encourage ownership of the Company's Common Stock on the part of its Non-Employee Directors and to thereby provide them with an increased incentive to oversee and manage the affairs of the Company in a way that will create value for the Company's stockholders. Awards are granted under the Director Option Plan in addition to cash fees to Non-Employee Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE RESTATED DSOP.

SUMMARY OF PROPOSED AMENDMENTS

     The Current DSOP is proposed to be amended by (a) changing the name of the Director Option Plan to the MAPICS, Inc. 1998 Non-Employee Director Stock Option Plan, (b) extending the date through which options may be granted under the Director Option Plan from April 29, 2001 to March 30, 2007, (c) increasing the number of shares available for the grant of options under the Director Option Plan from 210,000 to 310,000, (d) correcting the existing plan to show that all options granted under the plan after January 1, 1997 (including the initial grant of options to a director and each annual grant thereafter) will vest as to 25% per year beginning on the first anniversary of the grant date, (e) providing for a pro rata grant of options to the extent that the shares remaining available under the plan are not sufficient to make a full grant of options on a given grant date, (f) permitting the transfer of options granted under the Director Option Plan to certain permitted transferees, (g) changing the definition of "Change in Control" used therein to correspond to the definition of such term under the Company's proposed 1998 Long-Term Incentive Plan, (h) confirming that for purposes of options outstanding on the date of the Distribution, the service by the holder of such an option as a director of any of the Company, Marcam Solutions or their respective subsidiaries or successors will be treated as the service by such holder as a member of the Board of Directors of the Company, (i) providing greater flexibility as to the method of paying the exercise price of an option and (j) amending the amendment provisions of the Current DSOP to eliminate certain obsolete requirements stemming from former versions of Rule 16b-3 under the Exchange Act.

ELIGIBILITY

     Each member of the Company's Board of Directors who is a Non-Employee Director is and will be a participant in the Director Option Plan, other than a director who is prohibited from participation by agreement between the Company and such director or his affiliates.

ADMINISTRATION

     Grants of awards under the Director Option Plan are automatic. The plan is intended to be a "formula plan" for purposes of Section 16(b) of the Exchange Act. However, the Compensation Committee or the Board of Directors of the Company has authority to interpret the Director Option Plan and otherwise administer the plan in accordance with its terms.

SHARES SUBJECT TO PLAN

     Shares subject to the Director Option Plan may be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. As of December 1, 1997, the total remaining number of shares of Common Stock for which options may be granted under the Current DSOP was 52,000 shares, out of the 210,000 shares currently authorized. Under the Restated DSOP, that number would be increased so that the total number of shares of Common Stock for which options may be granted under the Director Option Plan (including options previously granted under the Current DSOP) will be 310,000 shares (an increase of 100,000 shares), subject to adjustment in accordance with the plan. In the event that any outstanding option for any reason expires or is terminated prior to the end of the period during which options may be granted under the Director Option Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to an award of options under the Restated DSOP.

TERMS AND CONDITIONS OF AWARDS

     Awards granted pursuant to the Restated DSOP will be subject to the following terms and conditions:

          Initial Grant. Each of the current Non-Employee Directors other than Mr. Ford has previously received under the Current DSOP an award of 20,000 options upon his election to the Board. Pursuant to an agreement with the Company, Mr. Ford has waived any and all rights to receive cash compensation, stock options and stock grants given to other members of the Board of Directors. Subject to the availability of shares under the Restated DSOP, on the date that each subsequent Non-Employee Director is initially elected or appointed to the Board or, while a director continues to serve on the Board but ceases to serve as an employee or officer of the Company, such director will receive an option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in the Director Option Plan; provided, however, that no such option will be granted if prohibited pursuant to the terms of any agreement between the Company and such director or his affiliates. Such initial options will vest as to 5,000 shares on each of the first, second, third and fourth anniversaries of the date of grant.

          Annual Grants. Under the Director Option Plan, on January 1 of each year, each Non-Employee Director then serving in such capacity and participating in the plan will receive an additional option to purchase 3,000 shares of Common Stock, subject to adjustment as provided in the plan; provided, however, that no such option will be granted if prohibited pursuant to the terms of any agreement between the Company and such director or his affiliates. Such annual options will vest as to 750 shares on each of the first, second, third and fourth anniversaries of the date of grant.

          Exercise Price. As under the Current DSOP, the exercise price for each option granted under the Restated DSOP will be the fair market value of the shares of Common Stock subject to the option on the date of grant.

          Payment. An option may be exercised by giving written notice to the Company stating the number of shares with respect to which the option is being exercised (no fewer than 100 shares or such lesser number as is then exercisable). The exercise price shall be payable in cash or in shares of Common Stock having a total fair market value on the date of exercise equal to the exercise price of all options being exercised. The Compensation Committee shall determine the methods by which the exercise price of an option may be paid, the form of payment, including cash, shares of Common Stock, or other property (including "cashless exercise" arrangements).

          Term. As under the Current DSOP, each option granted under the Restated DSOP will, to the extent not previously exercised, terminate and expire on the date ten years after the date of grant of the option, unless earlier terminated as provided in the Restated DSOP.

          Assignment of Options. If the Restated DSOP is approved by the stockholders, then any option granted pursuant to the Director Option Plan (including options outstanding under the Current DSOP) will be transferable by the optionee to any of the following permitted transferees, upon such reasonable terms and conditions as the Compensation Committee may establish: (a) one or more of the following family members of the optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendent of the optionee; (b) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the optionee or (c) any other transferee specifically approved by the Compensation Committee after taking into account any state or federal tax, securities or other laws applicable to transferable options. Transferred options may not be further transferred by the transferee.

          Effect of Termination of Directorship or Death. In the event an optionee ceases to be a member of the Board of Directors for any reason other than death, permanent disability or retirement, any unvested portion of options granted to him will immediately terminate, and any vested but unexercised portion of an option may be exercised within 90 days of the date the optionee ceased to be a member of the Board, whereafter such options will terminate. In the event an optionee ceases to be a member of the Board of Directors by reason of retirement, all vested installments of his options will terminate on their respective expiration dates as described above, and all unvested installments will continue to vest in accordance with the above-described schedule and will terminate on their respective expiration dates. In the event that an optionee ceases to be a member of the Board of Directors by reason of death or permanent disability, his options will immediately become fully vested and remain exercisable until the scheduled expiration date of the option. For purposes of options outstanding on the date of the Distribution, the service by the holder of such an option as a director of any of the Company, Marcam Solutions or their respective subsidiaries or successors will be treated as the service by such holder as a member of the Board of Directors of the Company.

          Adjustments. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares or if the Company issues any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options will be increased or decreased proportionately, and appropriate adjustments will be made in the exercise price per share to reflect such subdivision, combination or stock dividend. In the event of a Change in Control (as defined in the Restated DSOP) of the Company, each then-outstanding option under the Director Option Plan will become immediately exercisable, and the Compensation Committee will make appropriate provision in order to preserve but not exceed the value of outstanding options, for the continuation of all outstanding options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control. The definition of Change in Control is proposed to be amended to conform with the definition of such term in the proposed 1998 Long-Term Incentive Plan discussed in Proposal 5 below. In the event of the occurrence of certain circumstances, transactions or events not constituting a Change in Control but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company, a holder of an option upon exercising the option will be entitled to receive upon exercise of the option the securities, cash or other property he would have received if he had exercised the option prior to such event. Upon the happening of any of the foregoing events, the class and aggregate number of shares that are subject to options which previously have been or subsequently may be granted under the Director Option Plan will also be appropriately adjusted to reflect such events. The Board of Directors will determine the specific adjustments to be made and its determination will be conclusive.

TERMINATION AND AMENDMENT

     Options may no longer be granted under the Restated DSOP after March 30, 2007, and the Director Option Plan will terminate when all options granted or to be granted thereunder are no longer outstanding. The Board of Directors may at any time terminate the Director Option Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by stockholders (a) increase the maximum number of shares for which options may be granted under the Director Option Plan or the number of shares for which an option may be granted to any participating director, (b) change the provisions of the Director Option Plan regarding the termination of the options or the times when they may be exercised, (c) change the period during which any options may be granted or remain outstanding or the date on which the Director Option Plan will terminate or (d) change the designation of the class of persons eligible to receive options. Termination or any modification or amendment of the Director Option Plan will not, without consent of a participant, affect his rights under an option previously granted.

NO RIGHTS AS STOCKHOLDER

     The holder of an option will not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares is delivered to such holder upon the due exercise of the option.

NO IMPLIED RIGHTS OF CONTINUED BOARD SERVICE

     The grant of any award pursuant to the Director Option Plan will not confer upon any recipient thereof any rights of continued service on the Board of Directors of the Company or affect the right of the Company to terminate the directorship of the holder at any time.

FEDERAL INCOME TAX EFFECTS

     The options granted under the Director Option Plan are and will be non-qualified stock options. Under present federal income tax laws, there will be no federal income tax consequences to either the Company or the grantee upon the grant of options under the Director Option Plan. However, the grantee will realize ordinary income on the exercise of an option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The grantee will have a tax basis in such shares equal to the fair market value of the Common Stock on the date of grant, and any subsequent gain or loss realized upon the subsequent disposition by the grantee of the Common Stock will constitute short- or long-term capital gain or loss, depending on the grantee's holding period. If payment of the exercise price of an option is made other than by cash or check, special rules may apply. Special rules also apply in the case of transferred options: the original optionee, rather than the transferee, will recognize taxable compensation income at the time of exercise by the transferee, and the transferee's basis in the shares upon exercise will be the fair market value at exercise, even though the tax at exercise is paid by the original optionee or his or her estate.

BENEFITS TO NON-EMPLOYEE DIRECTORS

     As of December 1, 1997, there were four current Non-Employee Directors participating in the Director Option Plan, four former Non-Employee Directors holding options previously granted under the Director Option Plan, and a total of 158,000 options outstanding under the Director Option Plan. As of December 1, 1997, the aggregate market value of shares of Common Stock issuable upon exercise of outstanding options under the Director Option Plan was $ based on the last sale price for shares of Common Stock as reported on the Nasdaq National Market on November 28, 1997.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE RESTATED DSOP

     Approval of the Restated DSOP will require the affirmative vote of the holders of a majority of all classes and series of the Company's capital stock which are represented in person or by proxy at the Annual Meeting, voting together as a single class.

                                   PROPOSAL 4

        APPROVAL OF THE 1998 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

GENERAL

     On November 13, 1997, the Board of Directors adopted the MAPICS, Inc. 1998 Non-Employee Directors Stock Incentive Plan (the "DSIP"), subject to approval thereof by the stockholders at the Annual Meeting. The Company has reserved 60,000 shares of Common Stock for issuance in connection with the DSIP, which may be authorized and unissued shares or treasury shares. If approved by the stockholders at the Annual Meeting, the DSIP will be effective as of its adoption by the stockholders.

     A summary of the DSIP is set forth below. The summary is qualified in its entirety by the full text of the DSIP. The Company will provide, upon request and without charge, a copy of the full text of the DSIP to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to:
Clerk, MAPICS, Inc., 5775-D Glenridge Drive, Atlanta, Georgia 30328.

     The purpose of the DSIP is to attract, retain and compensate highly-qualified individuals who are not employees of the Company or any of its subsidiaries or affiliates for service as members of the Board by providing them with an ownership interest in the Common Stock. The Company intends that the DSIP will benefit the Company and its stockholders by allowing Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Common Stock and will closely associate the interests of Non-Employee Directors with that of the Company's stockholders. As of December 1, 1997, there were four directors eligible to participate in the DSIP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE DSIP.

ADMINISTRATION

     The DSIP will be administered by the Compensation Committee. Subject to the provisions of the DSIP, the Compensation Committee will be authorized to interpret the DSIP, to establish, amend and rescind any rules and regulations relating to the DSIP, and to make all other determinations necessary or advisable for administering the DSIP; provided, however, that the Compensation Committee will have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive awards under the DSIP, the number of shares subject to any such awards or the time at which any such awards are to be granted, and provided further, that the Compensation Committee will not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the DSIP.

SUMMARY OF PLAN TERMS

     Pursuant to the DSIP, Non-Employee Directors will be required to take 50% of their annual retainer and meeting fees ("Stock Equivalent Fees"), and may elect to take the remaining 50% of their annual retainer and meeting fees ("Discretionary Fees"), in the form of (a) shares of Common Stock, (b) deferred rights to receive Common Stock or (c) options to acquire Common Stock.

STOCK AWARDS

     Automatic Grants. Unless a Non-Employee Director has elected to receive stock options or deferred stock as payment of his Stock Equivalent Fees for a plan year, shares of Common Stock will be automatically granted on October 1, January 1, April 1 and July 1 of each plan year (each, a "Stock Grant Date") to each eligible Non-Employee Director, commencing with the April 1, 1998 Stock Grant Date. The number of shares of Common Stock included in each such quarterly grant will be determined by the director's Stock Equivalent Fees earned during the three-month period immediately preceding the Stock Grant Date (the "Quarterly Service Period") by the fair market value per share of Common Stock on the Stock Grant Date. Fractions will be rounded to the next highest share.

     Elective Grants. Commencing with the April 1, 1998 Stock Grant Date, shares of Common Stock will be automatically granted on each Stock Grant Date to each eligible Non-Employee Director who timely elects to receive Common Stock as payment of his Discretionary Fees. Such election must be made in writing prior to the commencement of the first Quarterly Service Period to which such election applies (or by March 1, 1998 with respect to the April 1, 1998 Stock Grant Date) and such election will remain in effect with respect to all future Quarterly Service Periods until a subsequent election form is filed with the Compensation Committee indicating a different election. The number of shares included in each such quarterly grant will be determined by dividing the director's Discretionary Fees earned during the Quarterly Service Period by the fair market value per share of Common Stock on the Stock Grant Date. Fractions will be rounded to the next highest share.

DEFERRED STOCK AWARDS

     Election to Defer. Each participant in the DSIP will have the right to elect, prior to the commencement of each plan year (October 1 through September
30), to defer until after the participant's termination of service the grant of the shares of Common Stock that would otherwise be granted to the participant under the DSIP during the next ensuing plan year. The participant will elect whether the deferred grant of shares will be (a) granted in lump sum within 30 days after termination of service or (b) granted in approximately equal annual installments over a period of two to ten years (as the participant shall elect) after the termination of service. The deferral election will be irrevocable except in case of hardship as determined in good faith by the Board. No shares will be issued until the grant date(s) so indicated (the "Deferred Grant Date"). The participant will have no rights as a stockholder with respect to the deferred rights to shares, and the rights to such shares will be unsecured.

     Deferred Dividend Account. If any dividends or other rights or distributions of any kind are distributed to holders of Common Stock during the period from the applicable Stock Grant Date until the Deferred Grant Date (the "Deferral Period") but prior to the participant's termination of service, an amount equal to the cash value of such distributions will be credited to a deferred dividend account for the participant as follows: the account will be credited with the right to receive shares of Common Stock having a fair market value as of the date of the distribution equal to the cash value of the distribution. The Company will issue shares of Common Stock equal to the cumulative total of rights to shares in such account within 30 days after the participant's termination of service.

STOCK OPTIONS

     Election to Receive Options.  A Non-Employee Director may elect to defer
(a) all of his Stock Equivalent Fees, (b) all of his Discretionary Fees or (c) all of his director fees by conversion to stock options. A Non-Employee Director who wishes to receive compensation for a plan year in the form of options must irrevocably elect to do so prior to the beginning of the plan year. Elections to receive options are irrevocable and will be valid only for one plan year. New elections must be made to receive options for subsequent plan years.

     Time of Grant. Options will be granted to each Non-Employee Director who filed a timely election to receive stock options as payment of his Stock Equivalent Fees, Discretionary Fees, or both, payable in the following plan year. Such options will be granted on January 1, April 1, July 1 and October 1 for the preceding Quarterly Service Periods during such plan year.

     Number of Options. The number of shares of Common Stock subject to an option granted under the DSIP shall be the number of whole shares equal to (A times B) divided by C, where: A is the dollar amount that the Non-Employee Director elects shall be payable in options; and B is the quotient of 1 divided by the Black-Scholes value of an option (expressed as a percentage of the fair market value of one share of Common Stock); and C is the fair market value of the Common Stock on the date of grant of the option. Any resulting fraction will be rounded to the next highest whole number of shares.

     Option Terms. The exercise price per share under each option granted under the DSIP will be the fair market value of the Common Stock on the date of grant of the option. Each option will be fully vested upon grant and will remain exercisable for ten years from the grant date, regardless of whether the optionee remains a director of the Company throughout such term. The exercise price will be payable in cash or shares of Common Stock; provided that if the shares surrendered in payment of the exercise price were acquired otherwise than on the open market, such shares shall have been held for at least six months. The Company may permit optionees to use other cashless exercise methods that are permitted by law.

     Transferability of Options. Options granted under the DSIP will not be transferable other than by will or the laws of descent and distribution or to family members of the Non-Employee Director, to trusts established solely for the benefit of such family members, and to certain entities of which the only interest holders are such family members (or trusts for their benefit). Options held by permitted transferees are not further transferable.

ADJUSTMENTS

     In the event that the Compensation Committee determines that any distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the DSIP or with respect to awards thereunder, then the Compensation Committee may adjust the number and type of shares that may be granted under the DSIP. In the event of any such corporate transaction or event that results in shares of Common Stock being exchanged for or converted into cash, securities or other property (including securities of another corporation), the Compensation Committee will have the right to terminate the DSIP as of the date of the transaction or event, in which case all stock grants deferred under the DSIP will become the right to receive such cash, securities or other property, and there will be substituted on an equitable basis for each share of Common Stock then subject to an option granted under the DSIP the consideration payable with respect to the outstanding shares of Common Stock in connection with such corporate transaction or event, all without any change in the aggregate purchase price for the shares then subject to the option.

TERMINATION AND AMENDMENT

     The DSIP will remain in effect until February 2, 2008, unless terminated earlier. The Compensation Committee may terminate or suspend the DSIP at any time, without stockholder approval. The Compensation Committee may amend the DSIP at any time and for any reason without stockholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of stockholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, modification or amendment of the DSIP may, without the consent of a participant, adversely affect the participant's rights under a previously-granted award.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Stock Awards. A participant receiving non-deferred Common Stock in lieu of compensation as a director will recognize ordinary income equal to the fair market value of the stock on the date of grant, and the Company will be entitled to a corresponding tax deduction at that time.

     Deferred Stock. Under present federal income tax regulations, a participant receiving a right to receive stock in the future will not recognize income, and the Company will not be allowed a tax deduction, at the time such right is granted. When the stock is actually granted or the participant otherwise has the right to receive such stock, the participant will recognize ordinary income equal to the fair market value of the stock, and the Company will be entitled to a corresponding tax deduction at that time.

     Options. The options that may be granted under the DSIP will be non-qualified stock options ("NSOs"). Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period. If payment of the exercise price of an option is made other than by cash or check, special rules may apply. Special rules also apply in the case of transferred options: the original optionee, rather than the transferee, will recognize taxable compensation income at the time of exercise by the transferee, and the transferee's basis in the shares upon exercise will be the fair market value at exercise, even though the tax at exercise is paid by the original optionee or his or her estate.

BENEFITS TO NON-EMPLOYEE DIRECTORS

     Only Non-Employee Directors of the Company are entitled to participate in the DSIP (currently four persons, but expected to increase to five). The following table shows the benefits that would accrue under the DSIP in 1998 to the Non-Employee Directors assuming that (a) the Plan had been in effect throughout fiscal 1998, (b) each such person elected to receive 100% of his annual retainer and meeting fees for 1998 in the form of shares of Common Stock and (c) that each Non-Employee Director personally attended 12 meetings during 1998.

                                                                                 NUMBER OF SHARES
NAME AND POSITION                                             DOLLAR VALUE ($)   OF COMMON STOCK
-----------------                                             ----------------   ----------------
All Non-Employee Directors, as a Group......................      $75,000             7,500
  (5 persons)

---------------

(1) Assumes a fair market value of $10.00 per share on each quarterly grant date.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE DSIP

     Approval of the DSIP will require the affirmative vote of the holders of a majority of all classes and series of the Company's capital stock which are represented in person or by proxy at the Annual Meeting, voting together as a single class.

                                   PROPOSAL 5

                 APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN

GENERAL

     The Company currently maintains the Marcam Corporation 1994 Stock Plan, under which stock options, stock purchase rights and restricted stock may be awarded to employees, officers, consultants and directors of the Company. As of
December 1, 1997, there were approximately           shares remaining available
for awards under the 1994 Stock Plan, and the Company anticipates the cancellation on or about January 31, 1998 of currently outstanding options to purchase 150,000 shares. On November 13, 1997, the Board of Directors adopted the MAPICS, Inc. 1998 Long-Term Incentive Plan (the "Incentive Plan"), subject to approval thereof by the stockholders at the Annual Meeting. If the stockholders approve the Incentive Plan, no further awards will be granted under the Company's 1994 Stock Plan. The Company has reserved 1,000,000 shares of Common Stock for issuance in connection with options and awards under the Incentive Plan, which is estimated to be the approximate number of shares that would otherwise be available for awards under the 1994 Stock Plan as of the date of the Annual Meeting if the Incentive Plan is not approved by the stockholders. If approved by the stockholders at the Annual Meeting, the Incentive Plan will be effective as of as of its adoption by the stockholders.

     A summary of the Incentive Plan is set forth below. The summary is qualified in its entirety by the full text of the Incentive Plan. The Company will provide, upon request and without charge, a copy of the full text of the Incentive Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Clerk, MAPICS, Inc., 5775-D Glenridge Drive, Atlanta, Georgia 30328.

     The purpose of the Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, consultants and directors to those of the stockholders, and by providing such persons with an incentive for outstanding performance. As of December 1, 1997, there were approximately 280 persons eligible to participate in the Incentive Plan.

     The Incentive Plan authorizes the granting of awards ("Awards") to employees, officers, consultants and directors of the Company or its affiliated companies in the following forms: (a) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified stock options; (b) stock appreciation rights ("SARs"); (c) performance units ("Performance Units"); (d) restricted stock ("Restricted Stock"); (e) dividend equivalents ("Dividend Equivalents"); and (f) other stock-based awards.

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to its chief executive officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.13 of the plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company.

     Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Unit) is 1,000,000, of which no more than 20% may be granted in the form of restricted or unrestricted stock awards. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 300,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $2,000,000.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE INCENTIVE PLAN.

ADMINISTRATION

     The Incentive Plan will be administered by the Compensation Committee. The Compensation Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Incentive Plan.

AWARDS

     Stock Options. The Compensation Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or non-qualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee, provided that the exercise price for any Option shall not be less than the fair market value of the underlying Common Stock as of the date of grant, and the terms of any ISO must meet the requirements of Section 422 of the Code. The Compensation Committee may provide in an Award Agreement for the automatic grant of additional Options to the participant equal to the number of shares of Common Stock, if any, surrendered in payment of the exercise price of the original Option. The exercise price for the new Option would be equal to the Fair Market Value of the surrendered Common Stock on the date of exercise of the original Option, and the term of the new Option would be co-extensive with the term of the original Option.

     Stock Appreciation Rights. The Compensation Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Compensation Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Compensation Committee at the time of grant.

     Performance Units. The Compensation Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

     Restricted Stock Awards. The Compensation Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Compensation Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Award, as determined by the Compensation Committee. The Compensation Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

     Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Compensation Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified affiliated companies of the Company. The Compensation Committee will determine the terms and conditions of any such Awards.

     Performance Goals. The Compensation Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or on assets, (b) the Company's or a parent's or subsidiary's stock price, (c) the achievement by an individual or a business unit of the Company or a parent or subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to product delivery, product quality, customer satisfaction, meeting budgets and/or retention of employees, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Compensation Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)), and the Compensation Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No unexercised or restricted Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualifying domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability (a) does not result in accelerated taxation, (b) does not cause any Option intended to be an ISO to fail to be described in Code Section 422(b) and (c) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement. In the event of a Change in Control (as defined in the Incentive Plan) of the Company, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company, the Compensation Committee or the Board of Directors may, in their respective sole discretion, declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Compensation Committee or the Board of Directors may, in their respective sole discretion, declare, which may be on or before the consummation of such transaction or event.

TERMINATION AND AMENDMENT

     The Board or the Compensation Committee may amend, modify or terminate the Incentive Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant. The Compensation Committee may amend, modify or terminate any outstanding Award without approval of the participant; provided, however, that such amendment, modification or termination may not, without the participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Non-qualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to the provisions of Section 162(m) of the Code). A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option and (b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute a capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess (if any) of the fair market value of the Common Stock purchased at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to the provisions of Section 162(m) of the Code). Upon exercise of an ISO, the participant may be subject to alternative minimum tax on certain items of tax preference. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as an NSO.

     SARs. Under present federal income tax regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to the provisions of Section 162(m) of the Code).

     Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to the provisions of Section 162(m) of the Code).

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time (subject to the provisions of Section 162(m) of the Code).

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of December 1, 1997, no awards had been granted or approved for grant under the Incentive Plan. Any future awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine with respect to (a) the executive officers named in the Summary Compensation Table, (b) all current executive officers, as a group, (c) all current directors who are not executive officers, as a group or (d) all employees, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Incentive Plan or the benefits or amounts that would have been received by such persons or groups under the Incentive Plan if it had been in effect during the last fiscal year.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE INCENTIVE PLAN

     Approval of the Incentive Plan will require the affirmative vote of the holders of a majority of all classes and series of the Company's capital stock which are represented in person or by proxy at the Annual Meeting, voting together as a single class.

                                   PROPOSAL 6

                        AMENDMENT AND RESTATEMENT OF THE
                       1990 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Company currently maintains the Marcam Corporation Amended and Restated 1990 Employee Stock Purchase Plan (the "Current ESPP"). The Board of Directors has adopted, subject to approval thereof by the stockholders at the Annual Meeting, an amendment and restatement of the Current ESPP, as described below (the "Restated ESPP" and, together with the Current ESPP, the "ESPP"). If approved by the stockholders at the Annual Meeting, the Restated ESPP will be effective its adoption by the stockholders.

     A summary of the Restated ESPP is set forth below. The summary is qualified in its entirety by the full text of the Restated ESPP. The Company will provide, upon request and without charge, a copy of the full text of the Restated ESPP to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Clerk, MAPICS, Inc. 5775-D Glenridge Drive, Atlanta, Georgia 30328.

     The purpose of the ESPP is to encourage employees of the Company and any participating subsidiaries to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board of Directors believes that employee ownership of the Common Stock will serve as an incentive, encouraging employees to continue employment and to perform diligently their duties as employees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE RESTATED ESPP.

SUMMARY OF PROPOSED AMENDMENTS

     The Current ESPP is proposed to be amended by (a) changing the name of the ESPP to the MAPICS, Inc. 1998 Employee Stock Purchase Plan, (b) extending the expiration date of the ESPP from October 1, 1998 to December 31, 2007, (c) increasing the number of shares available for purchase under the ESPP by 100,000 shares, (d) changing the purchase periods during which payroll deductions may be accumulated under the ESPP for the purchase of shares of Common Stock from the six-month periods ending on July 31 and January 31 of each year to the six-month periods ending on June 30 and December 31 of each year (and to provide for one five-month transition purchase period extending from July 31, 1998 through December 31, 1998) and (e) eliminating certain obsolete holding period requirements stemming from former versions of Rule 16b-3 under the Exchange Act.

ELIGIBILITY

     Each employee of the Company and each employee of any designated subsidiary corporation of the Company that has adopted the ESPP for the benefit of its employees (the Company and each such other corporation being referred to herein as a "Participating Company") is eligible to participate in the ESPP, provided such employee: (a) is regularly scheduled to work at least 20 hours each week and at least five months in the calendar year and (b) immediately after the grant of an option to him under the ESPP would own less than five percent of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. As of December 1, 1997, there were approximately 280 employees eligible to participate in the ESPP.

     An eligible employee may elect to become a participant in the ESPP by filing with the Compensation Committee an election form authorizing specified regular payroll deductions over the next succeeding purchase period. Unless an employee files a new election form or withdraws from the ESPP, the election form continues from one purchase period to succeeding purchase periods as long as the ESPP remains in effect. An employee may authorize payroll deductions in an amount not less than 1% but not more than 10% of the employee's total compensation, including base pay or salary and any bonuses or commissions. Deductions may not be increased or decreased during a purchase period, but a participant may withdraw in full from the ESPP at any time. A participant may not make cash contributions or payments to the ESPP.

ADMINISTRATION

     The ESPP will be administered by the Compensation Committee or the Board of Directors, which will have authority to interpret and administer the ESPP.

SHARES SUBJECT TO PLAN

     Shares subject to the ESPP may either be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. As of December 1, 1997 the total remaining number of shares of Common Stock for which options may be granted under the Current ESPP was 116,157 shares, out of 600,000 shares currently authorized. Under the Restated ESPP, that number would be increased so that the total number of shares of Common Stock for which options may be granted under the ESPP (including shares previously purchased under the Current ESPP) will be 700,000 shares (an increase of 100,000 shares), subject to adjustment in accordance with the ESPP.

TERMS AND CONDITIONS OF PARTICIPATION

     Participant Accounts. The Compensation Committee will establish a bookkeeping account for each participant and credit such participant's payroll deductions to his account. Any funds actually held in accounts will remain part of the general assets of the Company and may be used by the Company for any corporate purpose. No interest will accrue or be paid on any payroll deductions contributed to the ESPP or credited to the account of any participant.

     Purchase Periods. Under the Current ESPP, the purchase periods during which payroll deductions are accumulated under the ESPP are the six-month periods commencing and ending on or about February 1 to July 31 and August 1 to January 31 of each year. The first purchase period commencing after the effective date of the Restated ESPP will be the five-month period from August 1, 1998 through December 31, 1998. Thereafter, the purchase periods during which payroll deductions will be accumulated under the ESPP will be the six-month periods from January 1 through June 30 and from July 1 through December 31 of each year.

     Grant of Options. On the first business day of each purchase period, the Company will grant to each participant in the ESPP an option to purchase on the last day of such purchase period a maximum of 500 shares of Common Stock. The participant will be entitled to exercise such option to the extent of the participant's accumulated payroll deductions on the last day of such purchase period; provided, however, that if the participant's accumulated payroll deductions on the last day of the purchase period would enable the participant to purchase more than 500 shares, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 500 shares will be refunded to the participant, without interest. The Option Price for each purchase period will be the lesser of (a) 85% of the fair market value of the Common Stock on the first business day of the purchase period or (b) 85% of the fair market value of the Common Stock on the last business day of the purchase period.

     Exercise of Options. Each eligible employee who continues to be a participant in the ESPP on the last business day of a purchase period will be deemed to have exercised his option on such date for such number of full shares of Common Stock as his accumulated payroll deductions on such date will pay for at the Option Price, subject to the 500-share limit of the option. Only full shares of Common Stock may be purchased under the ESPP. Unused payroll deductions remaining in an employee's account at the end of a purchase period (other than amounts refunded to the employee as described above) will be carried forward to the succeeding purchase period.

     Special Limitations. No option will be granted to a participant if such option, when combined with all other options granted under all of the Code
Section 423 employee stock purchase plans of the Company, its parents and its subsidiary corporations, would permit such participant to purchase shares of Common Stock having a fair market value in excess of $25,000 per year.

     Withdrawals. An employee may withdraw from the ESPP at any time prior to the last business day of each purchase period by delivering a withdrawal notice to the Company, in which event the Company will refund the entire balance of the employee's deductions not previously used to purchase stock under the ESPP. To re-enter the ESPP, an employee who has previously withdrawn must file a new authorization at least ten days before the beginning date of the next purchase period. A participant who elects to withdraw from the ESPP may not participate again until the beginning of the next purchase period.

     Adjustments. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, shares of Common Stock are exchanged for other securities of the Company, each optionee will be entitled to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock such optionee would otherwise have been entitled to purchase, and appropriate adjustments will be made in the exercise price per share to reflect such subdivision, combination or exchange. In the event of a stock dividend, each optionee upon exercising such an option will be entitled to receive the shares as to which he is exercising the option and the stock dividend on such shares. In any of the above events, appropriate adjustments will also be made to the number of shares available for purchase under the ESPP. Any of the above adjustments will be made only to the extent that they will not require stockholder approval under Section 423(b)(2) of the Code. In the event of an acquisition of the Company or substantially all of its stock or assets, the Compensation Committee will either (a) make appropriate provision for the continuation of options outstanding under the ESPP by arranging for the substitution of consideration upon exercise or (b) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the option shares over the exercise price of the options (determined with reference only to the first business day of the applicable purchase period).

     Delivery of Common Stock; Stockholder Rights. As soon as practicable after the end of each purchase period, the Company will issue to each participant the shares of Common Stock, if any, purchased for such participant. Upon issuance of such shares, the participant will have all of the rights and privileges of a stockholder of the Company with respect to such shares.

     Restrictions on Transfer. An employee's rights under the ESPP may not be transferred other than by will or the laws of descent and distribution. Any option granted under the ESPP to an employee may be exercised, during the employee's lifetime, only by the employee.

     Termination of Employee's Rights. An employee's rights under the ESPP will terminate when he ceases to be an employee because of retirement, voluntary or involuntary termination, resignation, lay-off, discharge, death, change of status or for any other reason, except that if an employee is on a leave of absence from work during the last three months of any purchase period, he will be deemed to be a participant in the ESPP on the last day of that purchase period. A withdrawal notice will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase stock will be refunded. If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee an the day the interruption occurs.

TERMINATION AND AMENDMENT

     Unless terminated sooner as provided below, the Revised ESPP will terminate on December 31, 2007. The ESPP may be terminated at any time by the Board but such termination will not affect options then outstanding. The ESPP will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the ESPP have been purchased. If at any time shares of stock reserved for the ESPP remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to their options and the ESPP will terminate. Upon termination, all payroll deductions not used to purchase stock will be refunded. The Compensation Committee or the Board may from time to time amend the ESPP provided that, without the approval of the stockholders, no amendment may (a) increase the number of shares that may be issued or change the class of employees eligible to receive options under the ESPP or (b) cause Rule 16b-3 under the Exchange Act to become inapplicable to the ESPP.

FEDERAL INCOME TAX EFFECTS

     The ESPP is intended to qualify for the favorable federal income tax consequences of Code Section 423. Neither the grant nor the exercise of options granted under the ESPP will have a tax impact on the participant or the Company. A participant receives a tax basis in the purchased stock equal to his own contributions. If a participant disposes of the stock acquired upon the exercise of his options after at least two years from the date of grant and one year from the date of exercise (the "required holding period"), then the participant will recognize as ordinary income the amount by which the lesser of (a) the fair market value of the stock at the time of disposition or (b) the fair market value of the stock at the date of grant (i.e., at the beginning of the purchase period) exceeds the participant's tax basis in such stock. Any gain in addition to this amount will be treated as a capital gain. If a participant holds stock at the time of his death, the required holding period will automatically be deemed to have been satisfied and ordinary income must be realized by the participant in the amount by which the lesser of (a) the fair market value of the stock at the time of death or (b) the fair market value of the stock at the date of grant (i.e., at the beginning of the purchase period) exceeds the participant's tax basis in such stock. The Company will not be entitled to a deduction if the holding period requirements are satisfied.

     If a participant disposes of stock before the required holding period, then the participant must recognize as ordinary income the excess of the fair market value of the stock on the date of exercise of the option over the participant's tax basis in such stock. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant (subject to the provisions of Section 162(m) of the Code).

     At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the ESPP is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of such stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the participant.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     Participation in the ESPP is entirely voluntary. Therefore, it is not presently possible to determine, with respect to (a) the executive officers named in the Summary Compensation Table, (b) all current executive officers as a group or (c) all employees, including all current officers who are not executive officers, as a group, the benefits or amounts that will be received by such persons or groups pursuant to the ESPP. Directors who are not employees are not entitled to participate in the ESPP.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE RESTATED ESPP

     Approval of the Restated ESPP will require the affirmative vote of the holders of a majority of all classes and series of the Company's capital stock which are represented in person or by proxy at the Annual Meeting, voting together as a single class.

                                   PROPOSAL 7

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P. to serve as independent accountants of the Company for the fiscal year ending September 30, 1998. The Board has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Coopers & Lybrand L.L.P. has served as independent accountants of the Company since 1995 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Coopers & Lybrand L.L.P., the Board of Directors will reconsider the appointment.

     Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998.

                STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Nominations by stockholders for director elections and other proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders, together with certain related information specified in Rule 14a-13 of the Securities and Exchange Commission, must be submitted in writing to the Company on or before August 18, 1998 in order for such matters to be included in the Company's proxy materials for the 1999 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Clerk of the Company, 5775-D Glenridge Drive, Atlanta, Georgia 30328.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                          By Order of the Board of Directors.

                                          Martin D. Avallone
                                          Clerk

Atlanta, Georgia
December 16, 1997
                             ---------------------

     The Company's 1997 Summary Annual Report and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, which includes audited financial statements, have been mailed to stockholders of the Company with these proxy materials. Such materials do not form any part of the material for the solicitation of proxies.

                                                EXHIBIT A TO THE PROXY STATEMENT

                                   AGREEMENT
                                      AND
                                 PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of
            , 1998 between MAPICS, Inc., a Massachusetts corporation ("MAPICS-Mass."), and MAPICS, Inc., a Georgia corporation ("MAPICS-Georgia"; together with MAPICS-Mass., the "Constituent Corporations") and a wholly-owned subsidiary of MAPICS-Mass., sets forth certain agreements in connection with the merger of MAPICS-Mass. with and into MAPICS-Georgia (the "Merger").

                                  WITNESSETH:

     WHEREAS, as of the date hereof, MAPICS-Mass. has the following authorized capital stock: (a) 50,000,000 shares of common stock, $.01 par value per share ("MAPICS-Mass. Common Stock"), and (b) 1,000,000 shares of preferred stock, $1.00 par value per share ("MAPICS-Mass. Preferred Stock"), of which (i) 1 share has been designated Series A Preferred Stock ("MAPICS-Mass. Series A Preferred Stock"), (ii) 1 share has been designated Series B Preferred Stock ("MAPICS-Mass. Series B Preferred Stock"), (iii) 1 share has been designated Series C Preferred Stock ("MAPICS-Mass. Series C Preferred Stock"), (iv) 225,000 shares have been designated Series D Convertible Preferred Stock ("MAPICS-Mass. Series D Preferred Stock"), (v) 100,000 shares have been designated Series E Convertible Preferred Stock ("MAPICS-Mass. Series E Preferred Stock") and (vi) 30,000 shares have been designated Series F Junior Participating Preferred Stock (MAPICS-Mass. Series F Preferred Stock"). The MAPICS-Mass. Common Stock and the MAPICS-Mass. Preferred Stock are collectively referred to herein as the "MAPICS-Mass. Stock."

     WHEREAS, as of the date hereof, there are outstanding (a)           shares
of MAPICS-Mass. Common Stock, (b) no shares of MAPICS-Mass. Series A Preferred Stock, (c) no shares of MAPICS-Mass. Series B Preferred Stock, (d) no shares of MAPICS-Mass. Series C Preferred Stock, (e) 225,000 shares of MAPICS-Mass. Series D Preferred Stock, (f) 100,000 shares of MAPICS-Mass. Series E Preferred Stock and (g) no shares of MAPICS-Mass. Series F Preferred Stock.

     WHEREAS, as of the date hereof, MAPICS-Georgia has the following authorized capital stock: (a) 50,000,000 shares of common stock, $.01 par value per share ("MAPICS-Georgia Common Stock"), and (b) 1,000,000 shares preferred stock, $1.00 par value per share ("MAPICS-Georgia Preferred Stock"), of which (i) 225,000 shares have been designated Series D Convertible Preferred Stock, (ii) 100,000 shares have been designated Series E Convertible Preferred Stock and (iii) 30,000 shares have been designated Series F Junior Participating Preferred Stock. The MAPICS-Georgia Common Stock and the MAPICS-Georgia Preferred Stock are collectively referred to herein as the "MAPICS-Georgia Stock."

     WHEREAS, as of the date hereof, there are outstanding           shares of
MAPICS-Georgia Common Stock, all of which are owned by MAPICS-Mass., and no shares of MAPICS-Georgia Preferred Stock.

     WHEREAS, the respective boards of directors and stockholders of the Constituent Corporations have approved this Agreement, the Merger and the other transactions contemplated hereby.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of the Merger, the method by which the Merger will be effected, the manner and basis of converting the shares of MAPICS-Mass. Stock into shares of MAPICS-Georgia Stock, the manner of determining the effective date of the Merger and such other provisions as are deemed necessary or desirable, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     1.1 Upon the terms and subject to the conditions of this Agreement and in accordance with applicable law, at the Effective Time (as defined below) MAPICS-Mass. shall be merged with and into MAPICS-Georgia and the separate existence of MAPICS-Mass. shall thereupon cease. MAPICS-Georgia shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the Surviving Corporation shall retain the name "MAPICS, Inc."

     1.2 At the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, immunities and franchises of a public and a private nature of each of the Constituent Corporations; all property, real, personal and mixed, tangible and intangible and all and every other interest of or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further action. The title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or in any way be impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations. Neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

     1.3 The location of the principal and registered office of the Surviving Corporation is 5775-D Glenridge Drive, Suite 300, Atlanta, Georgia 30328.

     1.4 The Merger shall be effective as of the date and time specified in the Certificates of Merger delivered to the Georgia Secretary of State and the Massachusetts Secretary of State (the "Effective Time").

                                   ARTICLE II

              CERTIFICATE OF INCORPORATION, BYLAWS, DIRECTORS AND
                     OFFICERS OF THE SURVIVING CORPORATION

     2.1 The Articles of Incorporation of MAPICS-Georgia in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation unless and until amended as provided by law and by such Articles of Incorporation.

     2.2 The Bylaws of MAPICS-Georgia in effect immediately prior to the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation unless and until amended or repealed as provided by law, by the Articles of Incorporation of the Surviving Corporation and by such Bylaws.

     2.3 The directors of MAPICS-Georgia immediately prior to the Effective Time of the Merger shall be the directors of the Surviving Corporation, and the officers of MAPICS-Georgia immediately prior to the Effective Time of the Merger shall be the officers of the Surviving Corporation, in both cases until their successors shall have been elected and shall qualify or until otherwise provided by law, by the Articles of Incorporation of the Surviving Corporation and by the Bylaws of the Surviving Corporation.

                                  ARTICLE III

                 MANNER AND BASIS OF CONVERTING SHARES, OPTIONS
                  AND WARRANTS OF THE CONSTITUENT CORPORATIONS

     3.1 Except as provided in Section 3.5, at the Effective Time, by virtue of the Merger and without any action by the holder thereof or any action in addition to that contemplated hereby by either Constituent Corporation:

          (a) each then outstanding share of MAPICS-Mass. Common Stock will be automatically converted into one (1) share of fully-paid and non-assessable MAPICS-Georgia Common Stock;

          (b) each then outstanding share of MAPICS-Mass. Preferred Stock which has been designated as a particular series thereof will be automatically converted into one (1) share of fully-paid and non-assessable MAPICS-Georgia Preferred Stock with such series designation;

          (c) each share of MAPICS-Mass. Common Stock then held in the treasury of MAPICS-Mass. will be automatically converted into one (1) share of MAPICS-Georgia Common Stock, which share shall be held in the treasury of MAPICS-Georgia; and

          (d) each then outstanding option, warrant, purchase right, unit or other security of MAPICS-Mass. will be automatically converted into, and shall be an identical security of, MAPICS-Georgia, exercisable (if at all) at the same price per share and upon the same terms and conditions immediately before and immediately after such conversion, and the number of shares of MAPICS-Georgia Common Stock reserved for issuance upon exercise of such options, warrants, purchase rights, units or other securities, as so converted, shall be equal to the number of shares of MAPICS-Mass. Common Stock so reserved as of the Effective Time.

     3.2 Notwithstanding any other provision of this Agreement, no certificate or scrip for fractional shares of MAPICS-Georgia Stock shall be issued in the Merger, and any such fractional interest that may result from the Merger shall be disregarded and void ab initio.

     3.3 Upon and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of MAPICS-Mass. Stock or warrants, units or other securities of MAPICS-Mass. shall be deemed for all purposes to evidence ownership of and to represent the shares of MAPICS-Georgia Stock or warrants, units or other securities of MAPICS-Georgia, as the case may be, into which the shares of MAPICS-Mass. Stock or warrants, units or other securities of MAPICS-Mass. represented by such certificates have been converted as provided in Section 3.1 and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered holder of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of MAPICS-Georgia Stock or warrants, units or other securities of MAPICS-Georgia, as the case may be, evidenced by such outstanding certificate.

     3.4 As of the Effective Time, the           shares of MAPICS-Georgia Common
Stock issued upon its organization to MAPICS-Mass. shall be canceled, so that immediately thereafter the then outstanding shares of MAPICS-Georgia Stock shall consist only of the shares to be issued by the Surviving Corporation upon the conversion and exchange of shares of MAPICS-Mass. Stock pursuant to Section 3.1.

     3.5 Any outstanding shares of MAPICS-Mass. Stock held by a stockholder (a "Dissenting Stockholder") who shall have elected to dissent from the Merger and who shall have exercised and perfected appraisal rights ("Appraisal Rights") with respect to such shares in accordance with Sections 85 through 98 of Chapter 156B of the Massachusetts Business Corporation Law ("MBCL") shall not be converted into shares of MAPICS-Georgia Common Stock as a result of the Merger. Such Dissenting Stockholder shall be entitled to receive therefor only the consideration required to be paid to such Dissenting Stockholder by Sections 85 through 98 of Chapter 156B of the MBCL and, upon the payment of such consideration, such shares of MAPICS-Mass. Stock shall be immediately cancelled without any further action. Notwithstanding the foregoing provisions of this
Section 3.5, if any such Dissenting Stockholder shall, prior to the Effective Time, (x) withdraw his election to dissent from the Merger or (y) fail to properly exercise and perfect his appraisal rights in accordance with Sections 85 through 98 of Chapter 156B of the MBCL, such Dissenting Stockholder's shares of MAPICS-Mass. Stock shall be converted, as of the Effective Time, into shares of MAPICS-Georgia Stock in accordance with Section 3.1.

                                   ARTICLE IV

                                 BENEFIT PLANS

     4.1 Each option or other right to purchase or otherwise acquire shares of MAPICS-Mass. Common Stock granted under any employee option plan, employee stock purchase plan or other benefit plan maintained by MAPICS-Mass. (collectively, the "Plans") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action by the holder thereof or any action in addition to that contemplated hereby by either Constituent Corporation, be converted into and become an option or other right to purchase or otherwise acquire (and MAPICS-Georgia hereby assumes the obligation to deliver) the same number of shares of MAPICS-Georgia Common Stock, at the same price per share and upon the same terms and conditions, as are set forth in the Plan under which such option or other right was granted (together with any instruments, agreements or other documents related thereto). The number of shares of MAPICS-Georgia Common Stock reserved for issuance upon the exercise of all such options or other rights, converted as described in the preceding sentence, shall be equal to the number of shares of MAPICS-Mass. Common Stock so reserved immediately prior to the Effective Time. MAPICS-Georgia hereby assumes, as of the Effective Time, (a) the Plans and all obligations of MAPICS-Mass. thereunder, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase rights thereunder, and (b) all obligations of MAPICS-Mass. under all of its other benefit plans in effect immediately prior to the Effective Time.

                                   ARTICLE V

                         FURTHER ACTIONS AND AGREEMENTS

     5.1 If at any time after the Effective Time of the Merger the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either Constituent Corporation acquired by the Surviving Corporation as a result of, or in connection with, the Merger or to otherwise carry out this Agreement, the officers and directors of the Surviving Corporation shall, and hereby are authorized to, execute and deliver, in the name and on behalf of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or to otherwise carry out this Agreement.

     5.2 As required by Section 79 of Chapter 156B of the MBCL, the Surviving Corporation

          (a) agrees that, for so long as required by Section 79 of Chapter 156B of the MBCL, it may be sued in the Commonwealth of Massachusetts for any obligation (including the obligation created by Section 85 of Chapter 156B of the MBCL) of (i) a Constituent Corporation incurred prior to the Effective Time and (ii) the Surviving Corporation incurred after the Effective Time; and

          (b) irrevocably appoints the Secretary of State of the Commonwealth of Massachusetts as its agent to accept service of process in any action for the enforcement of any obligation referred to in clause (a) of this Section 5.2, including taxes.

                                   ARTICLE VI

                                 MISCELLANEOUS

     6.1 For the convenience of the parties hereto and to facilitate the filing and recording of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed an original instrument and all of such counterparts shall constitute one document, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     6.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     6.3 The parties hereto, by resolution of their respective boards of directors, may amend, modify or supplement this Agreement, or waive the application of any provision hereof (including, without limitation, the condition set forth in Section 6.5), provided that any such amendment, modification, supplement or waiver is in writing and signed by the parties hereto.

     6.4 By written notice to the other party hereto at any time prior to the Effective Time, whether before or after approval by the stockholders of MAPICS-Mass. of this Agreement, the Merger and the other transactions contemplated hereby for any reason, either MAPICS-Mass. or MAPICS-Georgia, by resolution of their respective boards of directors, may terminate this Agreement and abandon the Merger and the other transactions contemplated hereby, and in that event, neither party shall have any further obligation to the other party or to the stockholders of the other party.

     6.5 Subject to Section 6.3, it is a condition to the consummation of the Merger and the other transactions contemplated hereby that the aggregate amounts paid or to be paid to Dissenting Stockholders constitute less than 1% of the value of the net assets of MAPICS-Mass. as of the date of the Merger. Any determination pursuant to this Section 6.5 shall be made in the sole discretion of the Boards of Directors of MAPICS-Mass. and MAPICS-Georgia.

     IN WITNESS WHEREOF, each Constituent Corporation has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed hereto, as of the date first above written.

[SEAL]                                             MAPICS, INC., a Massachusetts corporation

Attest:
  By:                                              By:
  ------------------------------------------       --------------------------------------------
      Name:                                            Name:
      Title:                                           Title:

[SEAL]                                             MAPICS, INC., a Georgia corporation

Attest:
  By:                                              By:
  ------------------------------------------       --------------------------------------------
      Name:                                            Name:
      Title:                                           Title:

                                                EXHIBIT B TO THE PROXY STATEMENT

                           ARTICLES OF INCORPORATION
                                       OF
                                  MAPICS, INC.

                                   ARTICLE I

                                      NAME

                  The name of the corporation is MAPICS, Inc.

                                   ARTICLE II

                               AUTHORIZED SHARES

     The corporation shall have authority, to be exercised by the Board of Directors, to issue not more than 50,000,000 shares of Common Stock, $.01 par value per share, and not more than 1,000,000 shares of Preferred Stock, $1.00 par value per share. The shares of Common Stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. Subject to the provisions of these Articles of Incorporation and to the provisions of the Georgia Business Corporation Code, the Board of Directors is authorized to determine (a) the preferences, limitations, and relative rights of the class of Preferred Stock prior to the issuance of any shares of Preferred Stock and (b) the preferences, limitations, and relative rights of one or more series within the class of Preferred Stock and may designate the number of shares within that series prior to the issuance of any shares of that series; provided, however, that the preferences, limitations and relative rights of the corporation's (x) Series D Convertible Preferred Stock, par value $1.00 per share, (y) Series E Convertible Preferred Stock, par value $1.00 per share, and
(z) Series F Junior Participating Preferred Stock, par value $1.00 per share, are set forth in Annex A, Annex B and Annex C hereto, respectively.

                                  ARTICLE III

                   INCORPORATOR, REGISTERED AGENT AND OFFICE

     The name of the incorporator and the initial registered agent of the corporation is Martin D. Avallone. The address of the incorporator and of the initial registered office and initial principal office of the corporation is 5775-D Glenridge Drive, Atlanta, Georgia 30328.

                                   ARTICLE IV

                                   DIRECTORS

     4.1 The number of directors of the corporation shall not be less than three nor more than eleven, the precise number to be fixed by resolution of the shareholders or of the Board of Directors from time to time. The directors shall be divided into three classes, each consisting, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors. At the first election of directors of the corporation, the first class of directors (Class I) shall be elected for a term expiring at the third next annual meeting of shareholders and upon the election and qualification of their respective successors, the second class of directors (Class III) shall be elected for a term expiring at the second next annual meeting of shareholders and upon the election and qualification of their respective successors, and the third class of directors (Class II) shall be elected for a term expiring at the next following annual meeting of shareholders and upon the election and qualification of their respective successors. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at the annual meeting of shareholders shall be elected for a three-year term. Except as provided in Section 4.3 of this Article Four, a director shall be elected by the affirmative vote of the holders of a plurality of the shares represented at the meeting of shareholders at which the director stands for election and entitled to elect such director.

     4.2 The entire Board of Directors or any individual director may be removed from office but only for cause and only by the affirmative vote of the holders of at least 80% of all classes of stock of the corporation entitled to vote in the election of such director or directors, considered for purposes of this Section as one class. For purposes of this Section, "cause" shall mean only (a) conviction of a felony, (b) declaration of unsound mind by order of a court, (c) gross dereliction of duty, (d) commission of an action involving moral turpitude or (e) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the corporation. Notwithstanding the foregoing, in the event that Preferred Stock of the corporation is issued and authorizes the election of one or more directors by the holders of such Preferred Stock, any individual director elected by the holders of such Preferred Stock may be removed only by the holders of the outstanding shares of such Preferred Stock in accordance with the terms of the Preferred Stock as provided therein. Removal action may be taken at any shareholders' meeting with respect to which notice of such purpose has been given.

     4.3 Any vacancies on the Board of Directors for any reason, including vacancies resulting from an increase in the number of directors, may be filled only by the Board of Directors, acting by the affirmative vote of a majority of the total number of directors then remaining in office, though they constitute fewer than a quorum of the Board of Directors. Notwithstanding the foregoing,
(a) in the event that a vacant office was held by a director elected by holders of Preferred Stock of the corporation who are entitled to elect such director pursuant to the terms of such Preferred Stock, only the remaining directors elected by the holders of such Preferred Stock, or in the absence of any such directors, the holders of such Preferred Stock, shall be entitled to fill such vacancy in accordance with the terms of the Preferred Stock as provided therein and (b) any vacancy on the Board of Directors resulting from the removal of a director by shareholder action may be filled by the shareholders at their annual meeting or at a special meeting the notice or waiver of notice of which specifies such action as an item of business for such meeting. Any director appointed to fill a vacancy shall be elected for the unexpired term of the predecessor in office and until the successor is elected and qualified, except that when a directorship is to be filled by reason of an increase in the number of directors, the term of such director shall expire at the next election of directors by the shareholders and upon the election and qualification of the successor.

     4.4 Notwithstanding any other provision hereof or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least 80% of all classes of stock ordinarily entitled to vote in the election of directors, considered for the purposes of this Section as one class, shall be required to alter, amend or repeal this Article Four.

                                   ARTICLE V

                        LIMITATION OF DIRECTOR LIABILITY

     5.1 A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any action taken, or any failure to take any action, as a director, except liability (i) for any appropriation, in violation of his or her duties, of any business opportunity of the corporation,
(ii) for acts or omissions which involve intentional misconduct or a knowing violation of law, (iii) of the types set forth in Section 14-2-832 of the Georgia Business Corporation Code (or any successor provision), or (iv) for any transaction from which the director received an improper personal benefit.

     5.2 Any repeal or modification of the provisions of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director of the corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification.

     5.3 If the Georgia Business Corporation Code is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on liability provided herein, shall be limited to the fullest extent permitted by the Georgia Business Corporation Code, as so amended.

     5.4 In the event that any of the provisions of this Article (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE VI

                          CONSTITUENCY CONSIDERATIONS

     In discharging the duties of their respective positions and in determining what is believed to be in the best interests of the corporation, the Board of Directors, committees of the Board of Directors, and individual directors, in addition to considering the effects of any action on the corporation or its shareholders, may consider the interests of the employees, customers, suppliers, and creditors of the corporation and its subsidiaries, the communities in which offices or other establishments of the corporation and its subsidiaries are located, and all other factors such directors consider pertinent; provided, however, that this Article shall be deemed solely to grant discretionary authority to the directors and shall not be deemed to provide to any constituency any right to be considered.

                                  ARTICLE VII

                      SHAREHOLDER ACTION WITHOUT A MEETING

     Except as may be otherwise provided by the terms of any Preferred Stock, action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by all shareholders entitled to vote on the action. The action must be evidenced by one or more written consents describing the action taken, signed by all shareholders and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

                                  ARTICLE VIII

                              AMENDMENT OF BYLAWS

     The Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, by (a) the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class, or (b) the Board of Directors of the corporation, but any bylaws adopted by the Board of Directors may be altered, amended or repealed, or new bylaws may be adopted, by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class. The shareholders may prescribe, by so expressing in the action they take in amending or adopting any Bylaw or Bylaws, that the Bylaw or Bylaws so amended or adopted by them shall not be altered, amended or repealed by the Board of Directors.

                                   ARTICLE IX

                                  SEVERABILITY

     In the event that any of the provisions of these Articles of Incorporation are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

     IN WITNESS WHEREOF, the undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the Georgia Business
Corporation Code, executes these Articles of Incorporation on this   day of
            , 1998.

                                          --------------------------------------
                                                    Martin D. Avallone

                                                                         ANNEX A

                      SERIES D CONVERTIBLE PREFERRED STOCK

     1. Designation and Number of Shares. There shall be hereby established the series of Preferred Stock designated and known as "Series D Convertible Preferred Stock." The authorized number of shares of Series D Convertible Preferred Stock shall be 225,000 shares.

     2. Voting.

          (a) General. Except as may be otherwise provided in these terms of the Series D Convertible Preferred Stock or by law, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible.

          (b) Board Seats. If General Atlantic Partners 21, L.P., GAP Coinvestment Partners, L.P. and any affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) thereof own in the aggregate (a) at least a majority of the outstanding shares of Series D Convertible Preferred Stock and (b) shares of Common Stock and/or Series D Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent (after giving effect to any adjustments) at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series D Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one director of the Corporation, which directorship shall be apportioned among the classes of directors by the Board of Directors of the Corporation. The Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the other directors of the Corporation; provided, however, that if the conditions specified in the first sentence of this paragraph 2(b) necessary for the holders of the Series D Convertible Preferred Stock to have a separate series vote for one director are not satisfied, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series D Convertible Preferred Stock then outstanding shall constitute a quorum of the Series D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series D Convertible Preferred Stock. A vacancy in the directorship elected by the holders of the Series D Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series D Convertible Preferred Stock.

     3. Dividends. The holders of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series D Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series D Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $100 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, through the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series D Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series D Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series D Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series D Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 10 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock.

     For purposes of this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) the Corporation's sale of all or substantially all of its assets or (ii)(x) the merger or consolidation of the Corporation into or with any other corporation, or (y) the merger of any other corporation into or with the Corporation, if the stockholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving corporation. Nothing in this paragraph 4 shall limit the rights of the holders of the Series D Convertible Preferred Stock to convert their shares of Series D Convertible Preferred Stock in accordance with the terms hereof.

     The Series D Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank on a parity with any class or series of capital stock of the Corporation hereafter created which expressly provides that it ranks on a parity with the Series D Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation. The Series D Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank senior to each class or series of capital stock of the Corporation hereafter created which do not expressly provide that it ranks on a parity with or senior to the Series D Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation.

     5. Restrictions. At any time when shares of Series D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the articles of organization, and in addition to any other vote required by law or the articles of organization, without the approval of the holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          (a) Create, issue or authorize the creation or issuance of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create, issue or authorize the creation or issuance of any obligation or security convertible into shares of Series D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, issuance, authorization or increase shall be by means of amendment to the articles of organization or by merger, consolidation or otherwise; or

          (b) Amend, alter or repeal its articles of organization to adversely affect the rights of the holders of the Series D Convertible Preferred Stock.

     6. Conversions. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

          (a) Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares (or fractions thereof) of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by $100 and (ii) dividing the result by the conversion price of $10 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6(a) and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends (other than dividends paid in additional shares of Common Stock) declared but unpaid on the shares of Series D Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6(b). If the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares (or fractions thereof) of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          (d) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (e) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation (other than a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and which does not result in a reclassification or change of outstanding shares of Common Stock or a merger or consolidation which is deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 4) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          (f) Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          (g) Other Notices.  In case at any time:

             (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

             (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

             (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

             (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          (h) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the articles of organization.

          (i) No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued as shares of Series D Convertible Preferred Stock.

          (j) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

          (k) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          (l) Mandatory Conversion. If, at any time after September 30, 1998, for a period of not less than thirty (30) consecutive trading days, the market value of shares of Common Stock on the principal securities exchange or market on which such shares are then traded exceeds $40 per share (appropriately adjusted to reflect the occurrence of any event referred to in paragraph 6(d)), then the Corporation may elect that all then outstanding shares of Series D Convertible Preferred Stock be mandatorily converted into shares of Common Stock in accordance with this paragraph 6 by providing written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state that the Corporation has made such election and shall specify a date not more than 10 days nor less than 20 days after the date of such notice on which all then outstanding shares of Series D Convertible Preferred Stock shall be mandatorily converted into shares of Common Stock in accordance with this paragraph 6. Effective at the close of business on the date specified in such notice, all outstanding shares of Series D Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series D Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6(c). Until such time as a holder of shares of Series D Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                                                                         ANNEX B

                      SERIES E CONVERTIBLE PREFERRED STOCK

     1. Designation and Number of Shares. There shall be hereby established the series of Preferred Stock designated and known as "Series E Convertible Preferred Stock." The authorized number of shares of Series E Convertible Preferred Stock shall be 100,000 shares.

     2. Voting.

          (a) General. Except as may be otherwise provided in these terms of the Series E Convertible Preferred Stock or by law, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series E Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible.

          (b) Board Seats. If General Atlantic Partners 32, L.P., GAP Coinvestment Partners, L.P. and any affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) thereof own in the aggregate (a) less than a majority of the outstanding shares of Series D Convertible Preferred Stock, (b) at least a majority of the outstanding shares of Series E Convertible Preferred Stock, and (c) shares of Common Stock and/or Series D Convertible Preferred Stock and/or Series E Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent (after giving effect to any adjustments) at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series E Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one director of the Corporation, which directorship shall be apportioned among the classes of directors by the Board of Directors of the Corporation. The Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the other directors of the Corporation; provided, however, that if the conditions specified in the first sentence of this paragraph 2(b) necessary for the holders of the Series E Convertible Preferred Stock to have a separate series vote for one director are not satisfied, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person, or by proxy (or the written consent) of the holders of a majority of the shares of Series E Convertible Preferred Stock then outstanding shall constitute a quorum of the Series E Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series E Convertible Preferred Stock. A vacancy in the directorship elected by the holders of the Series E Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series E Convertible Preferred Stock.

     3. Dividends. The holders of the Series E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series E Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series E Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series E Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $100 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, through the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series E Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series E Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series E Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series E Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series E Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series E Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series E Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series E Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 10 days prior to the payment date stated therein, to the holders of record of Series E Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series E Convertible Preferred Stock.

     For purposes of this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) the Corporation's sale of all or substantially all of its assets or (ii)(x) the merger or consolidation of the Corporation into or with any other corporation, or (y) the merger of any other corporation into or with the Corporation, if the stockholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving corporation. Nothing in this paragraph 4 shall limit the rights of the holders of the Series E Convertible Preferred Stock to convert their shares of Series E Convertible Preferred Stock in accordance with the terms hereof.

     The Series E Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank on a parity with (i) the Corporation's Series D Convertible Preferred Stock, $1.00 par value per share, and (ii) any class or series of capital stock of the Corporation hereafter created which expressly provides that it ranks on a parity with the Series E Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation. The Series E Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank senior to each class or series of capital stock of the Corporation hereafter created which does not expressly provide that it ranks on a parity with or senior to the Series E Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation.

     5. Restrictions. At any time when shares of Series E Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the articles of organization, and in addition to any other vote required by law or the articles of organization, without the approval of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          (a) Create, issue or authorize the creation or issuance of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create, issue or authorize the creation or issuance of any obligation or security convertible into shares of Series E Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, issuance, authorization or increase shall be by means of amendment to the articles of organization or by merger, consolidation or otherwise; or

          (b) Amend, alter or repeal its articles of organization to adversely affect the rights of the holders of the Series E Convertible Preferred Stock.

     6. Conversions. The holders of shares of Series E Convertible Preferred Stock shall have the following conversion rights:

          (a) Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series E Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares (or fractions thereof) of Series E Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series E Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series E Convertible Preferred Stock so to be converted by $100 and (ii) dividing the result by the conversion price of $10 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series E Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series E Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series E Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6(a) and surrender of the certificate or certificates for the share or shares of Series E Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series E Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends (other than dividends paid in additional shares of Common Stock) declared but unpaid on the shares of Series E Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6(b). If the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares (or fractions thereof) of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series E Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          (d) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (e) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation (other than a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and which does not result in a reclassification or change of outstanding shares of Common Stock or a merger or consolidation which is deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 4) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series E Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          (f) Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          (g) Other Notices. In case at any time:

             (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

             (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

             (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

             (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(i) at
least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          (h) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series E Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the articles of organization.

          (i) No Reissuance of Series E Convertible Preferred Stock. Shares of Series E Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued as shares of Series E Convertible Preferred Stock.

          (j) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series E Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Convertible Preferred Stock which is being converted.

          (k) Closing of Books. The corporation will at no time close its transfer books against the transfer of any Series E Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series E Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          (l) Mandatory Conversion. If, at any time after July 23, 1999, for a period of not less than thirty (30) consecutive trading days, the market value of shares of Common Stock on the principal securities exchange or market on which such shares are then traded exceeds $40 per share (appropriately adjusted to reflect the occurrence of any event referred to in paragraph 6(d)), then the Corporation may elect that all then outstanding shares of Series E Convertible Preferred Stock be mandatorily converted into shares of Common Stock in accordance with this paragraph 6 by providing written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state that the Corporation has made such election and shall specify a date not more than 10 days nor less than 20 days after the date of such notice on which all then outstanding shares of Series E Convertible Preferred Stock shall be mandatorily converted into shares of Common Stock in accordance with this paragraph 6. Effective at the close of business on the date specified in such notice, all outstanding shares of Series E Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series E Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6(c). Until such time as a holder of shares of Series E Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                                                                         ANNEX C

                 SERIES F JUNIOR PARTICIPATING PREFERRED STOCK

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series F Junior Participating Preferred Stock" and the number of shares constituting such series shall be 30,000.

     Section 2.  Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series F Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series F Junior Participating Preferred Stock, in preference to the holders of Common Stock, $.01 par value per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series F Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series F Junior Participating Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series F Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series F Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series F Junior Participating Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series F Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series F Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series F Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series F Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series F Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series F Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series F Junior Participating Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series F Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series F Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, by law, or in any other Certificate of Vote of Directors establishing a series of Preferred Stock or any similar stock, the holders of shares of Series F Junior Participating Preferred Stock, the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) (i) If at any time dividends on any Series F Junior Participating Preferred Stock shall be in arrears in an amount equal to six(6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series F Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series F Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six(6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two(2) Directors.

             (ii) During any default period, such voting right of the holders of Series F Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this
        Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of

        Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series F Junior Participating Preferred Stock.

             (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors shall within twenty (20) Business Days after such default amend the Corporation's by-laws to make provision for the election of directors consistent with the provisions of this Section 3 and call a special meeting of the holders of shares of the Series F Junior Participating Preferred Stock and all other holders of Preferred Stock who are then entitled to participate in the election of such Directors for the purpose of electing the additional Directors provided by this Section 3. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

             (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

             (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Corporation's by-laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Corporation's articles of organization or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and
        (z) in the preceding sentence may be filled by a majority of the remaining Directors.

          (D) Except as set forth herein, or as otherwise provided by law, holders of Series F Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4.  Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series F Junior Participating Preferred Stock as provided in
     Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series F Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

             (i) declare or pay dividends on or make any other distributions on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Junior Participating Preferred Stock;

             (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F

        Junior Participating Preferred Stock, except dividends paid ratably on the Series F Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

             (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series F Junior Participating Preferred Stock;

             (iv) purchase or otherwise acquire for consideration any shares of Series F Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series F Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
     Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series F Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of undesignated Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     Section 6.  Liquidation, Dissolution or Winding Up.

          (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series F Junior Participating Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series F Liquidation Preference"). Following the payment of the full amount of the Series F Liquidation Preference, no additional distributions shall be made to the holders of shares of Series F Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series F Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series F Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series F Junior Participating Preferred Stock and Common Stock, respectively, holders of Series F Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

          (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series F Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series F Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

          (C) In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (D) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series F Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series F Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series F Junior Participating Preferred Stock shall not be redeemable.

     Section 9. Ranking. The Series F Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution, winding up or otherwise, unless the terms of any such series shall provide otherwise.

     Section 10. Amendment. The articles of organization of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series F Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least seventy-five percent of the outstanding shares of Series F Junior Participating Preferred Stock, voting together as a single class.

     Section 11. Fractional Shares. Series F Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series F Junior Participating Preferred Stock.

                                                EXHIBIT C TO THE PROXY STATEMENT

                                  MAPICS, INC.

                                     BYLAWS

                                                Adopted as of             , 1998

                                   ARTICLE I

                               OFFICES AND AGENT

     Section 1.1 Registered Office and Agent. The corporation shall maintain a registered office in the State of Georgia and shall have a registered agent whose business office is identical to the registered office.

     Section 1.2 Other Offices. In addition to its registered office, the corporation may have offices at any other place or places, within or without the State of Georgia, as the Board of Directors may from time to time select or as the business of the corporation may require or make desirable.

                                   ARTICLE II

                             SHAREHOLDERS' MEETINGS

     Section 2.1 Place of Meetings. Meetings of shareholders may be held at any place within or without the State of Georgia, as set forth in the notice thereof or, in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver, or, if no place is so specified, at the principal office of the corporation.

     Section 2.2 Annual Meetings. The annual meeting of shareholders shall be held on a day to be determined by the Board of Directors for the purpose of electing directors and transacting any and all business that may properly come before the meeting. If an annual meeting of shareholders is not held as provided in this Section 2.2, any business, including the election of directors, that might properly have been acted upon at such annual meeting may be acted upon at a special meeting in lieu of the annual meeting held pursuant to these bylaws or held pursuant to a court order.

     Section 2.3 Special Meetings. Special meetings of shareholders or a special meeting in lieu of the annual meeting of shareholders may be called at any time by (a) the Board of Directors, (b) the Chairman of the Board of Directors or the President or (c) the holders of 40% of the votes entitled to be cast on any issue proposed to be considered at such special meeting following delivery by such holders to the corporation's Secretary of a signed and dated written request setting forth the purpose or purposes of such special meeting.

     Section 2.4 Notice of Meetings. Unless waived as contemplated in Section 5.2, a notice of each meeting of shareholders stating the date, time and place of the meeting shall be given not less than 10 days nor more than 60 days before the date thereof, by or at the direction of the Chairman of the Board of Directors, the President, the Secretary or the officer or persons calling the meeting, to each shareholder entitled to vote at that meeting. In the case of an annual meeting, the notice need not state the purpose or purposes of the meeting unless the articles of incorporation or the Georgia Business Corporation Code (the "Code") requires otherwise. In the case of a special meeting, including a special meeting in lieu of an annual meeting, the notice of meeting shall state the purpose or purposes for which the meeting is called.

     Section 2.5 Voting Group. Voting group means all shares of one or more classes or series that are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. All shares entitled to vote generally on the matter are for that purpose a single voting group.

     Section 2.6 Quorum. With respect to shares entitled to vote as a separate voting group on a matter at a meeting of shareholders, the presence, in person or by proxy, of a majority of the votes entitled to be cast on the matter by the voting group shall constitute a quorum of that voting group for action on that matter unless the articles of incorporation or the Code provides otherwise. Once a share is represented for any purpose at a meeting, other than solely to object to holding the meeting or to transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set for the adjourned meeting pursuant to Section 8.7 of these bylaws.

     Section 2.7 Vote Required for Action. If a quorum exists, action on a matter (other than the election of directors) by a voting group is adopted if it is approved by the vote of the holders of a majority of the shares of such voting group present in person or by proxy, unless the articles of incorporation, provisions of these bylaws validly adopted by the shareholders or the Code requires a greater number of affirmative votes. If the articles of incorporation or the Code provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter. With regard to the election of directors, unless otherwise provided in the articles of incorporation, if a quorum exists, action on the election of directors is taken by the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote in the election.

     Section 2.8 Voting of Shares. Unless the articles of incorporation or the Code provides otherwise, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Voting on all matters shall be by voice vote or by show of hands unless any qualified voter, prior to the voting on any matter, demands vote by ballot, in which case each ballot shall state the name of the shareholder voting and the number of shares voted by him or her, and if the ballot be cast by proxy, it shall also state the name of the proxy.

     Section 2.9  Proxies.  A shareholder entitled to vote pursuant to Section
2.8 may vote in person or by proxy pursuant to an appointment of proxy executed in writing by the shareholder or by his or her attorney-in-fact. An appointment of proxy shall be valid for only one meeting to be specified therein, and any adjournments of such meeting, but shall not be valid for more than eleven months unless expressly provided therein. Appointments of proxy shall be dated and filed with the records of the meeting to which they relate. If the validity of any appointment of proxy is questioned, it must be submitted to the secretary of the meeting of shareholders for examination or to a proxy officer or committee appointed by the person presiding at the meeting. The secretary of the meeting or, if appointed, the proxy officer or committee, as the case may be, shall determine the validity or invalidity of any appointment of proxy submitted, and reference by the secretary in the minutes of the meeting to the regularity of an appointment of proxy shall be received as prima facie evidence of the facts stated for the purpose of establishing the presence of a quorum at the meeting and for all other purposes.

     Section 2.10 Presiding Officer. The Chairman of the Board of Directors shall serve as the chairman of every meeting of shareholders unless another person is elected by the shareholders to serve as chairman at the meeting. The chairman shall appoint any persons he or she deems required to assist with the meeting.

     Section 2.11 Adjournments. Whether or not a quorum is present to organize a meeting, any meeting of shareholders (including an adjourned meeting) may be adjourned by the holders of a majority of the voting shares represented at the meeting to reconvene at a specific time and place, but no later than 120 days after the date fixed for the original meeting unless the requirements of the Code concerning the selection of a new record date have been met. At any reconvened meeting within that time period, any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned and before adjournment; provided, however, that if a new record date is or must be fixed, notice of the reconvened meeting must be given to persons who are shareholders as of the new record date.

     Section 2.12 Action of Shareholders Without a Meeting. Action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by all shareholders entitled to vote on the action. The action must be evidenced by one or more written consents describing the action taken, signed by all shareholders and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

                                  ARTICLE III

                             THE BOARD OF DIRECTORS

     Section 3.1 General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these bylaws, the Board of Directors may exercise all powers of the corporation and do all lawful acts and things that are not by law, by any legal agreement among shareholders, by the articles of incorporation or by these bylaws directed or required to be exercised or done by the shareholders.

     Section 3.2 Number, Election and Term of Office. The number of directors of the corporation shall not be less than three nor more than eleven, the precise number to be fixed by resolution of the shareholders or of the Board of Directors from time to time. The directors shall be divided into three classes, each consisting, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors. At the first election of directors of the corporation, the first class of directors (Class I) shall be elected for a term expiring at the third next annual meeting of shareholders and upon the election and qualification of their respective successors, the second class of directors (Class III) shall be elected for a term expiring at the second next annual meeting of shareholders and upon the election and qualification of their respective successors, and the third class of directors (Class II) shall be elected for a term expiring at the next following annual meeting of shareholders and upon the election and qualification of their respective successors. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at the annual meeting of shareholders shall be elected for a three-year term. Except as provided in Section 3.4, a director shall be elected by the affirmative vote of the holders of a plurality of the shares represented at the meeting of shareholders at which the director stands for election and entitled to elect such director.

     The number of directors may be increased or decreased from time to time as provided herein or by amendment to these Bylaws and the articles of incorporation of the corporation; provided, however, that the total number of directors at any time shall not be less than three; and provided further, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director. In the event that preferred stock of the corporation is issued and authorizes the election of one or more directors by the holders of such preferred stock, the number of directors may be increased in accordance with the terms of the preferred stock. In the event of any increase or decrease in the authorized number of directors, each director then serving shall continue as a director of the class of which he is a member until the expiration of his current term, or his earlier resignation, retirement, disqualification, removal from office or death, and the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible; provided, however, that any such additional directors elected by the Board shall serve only for a term expiring at the next meeting of the shareholders called for the purpose of electing directors. Each director shall serve until his successor is elected and qualified or until his earlier resignation, retirement, disqualification, removal from office, or death.

     Section 3.3 Removal. The entire Board of Directors or any individual director may be removed from office but only for cause and only by the affirmative vote of the holders of at least 80% of all classes of stock of the corporation entitled to vote in the election of such director or directors, considered for purposes of this Section as one class. For purposes of this Section, "cause" shall mean only (a) conviction of a felony, (b) declaration of unsound mind by order of a court, (c) gross dereliction of duty, (d) commission of an action involving moral turpitude or (e) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the corporation. Notwithstanding the foregoing, in the event that preferred stock of the corporation is issued and authorizes the election of one or more directors by the holders of such preferred stock, any individual director elected by the holders of such preferred stock may be removed only by the holders of the outstanding shares of such preferred stock in accordance with the terms of the preferred stock as provided therein. Removal action may be taken at any shareholders' meeting with respect to which notice of such purpose has been given.

     Section 3.4 Vacancies. Any vacancies on the Board of Directors for any reason, including vacancies resulting from an increase in the number of directors, may be filled only by the Board of Directors, acting by the affirmative vote of a majority of the total number of directors then remaining in office, though they constitute fewer than a quorum of the Board of Directors. Notwithstanding the foregoing, (a) in the event that a vacant office was held by a director elected by holders of preferred stock of the corporation who are entitled to elect such director pursuant to the terms of such preferred stock, only the remaining directors elected by the holders of such preferred stock, or in the absence of any such directors, the holders of such preferred stock, shall be entitled to fill such vacancy in accordance with the terms of the preferred stock as provided therein and (b) any vacancy on the Board of Directors resulting from the removal of a director by shareholder action may be filled by the shareholders at their annual meeting or at a special meeting the notice or waiver of notice of which specifies such action as an item of business for such meeting. Any director appointed to fill a vacancy shall be elected for the unexpired term of the predecessor in office and until the successor is elected and qualified, except that when a directorship is to be filled by reason of an increase in the number of directors, the term of such director shall expire at the next election of directors by the shareholders and upon the election and qualification of the successor.

     Section 3.5 Compensation. Unless the articles of incorporation provide otherwise, the Board of Directors may determine from time to time the compensation, if any, directors may receive for their services as directors. A director may also serve the corporation in a capacity other than that of director and receive compensation, as determined by the Board of Directors, for services rendered in such other capacity.

                                   ARTICLE IV

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4.1 Regular Meetings. Regular meetings of the Board of Directors shall be held immediately after the annual meeting of shareholders or a special meeting in lieu of the annual meeting. In addition, the Board of Directors may schedule other meetings to occur at regular intervals throughout the year.

     Section 4.2 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors or the President or by any two directors in office at that time.

     Section 4.3 Place of Meetings. Directors may hold their meetings at any place within or without the State of Georgia as the Board of Directors may from time to time establish for regular meetings or as set forth in the notice of a special meeting or, in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver.

     Section 4.4 Notice of Meetings. No notice shall be required for any regularly scheduled meeting of the directors. Unless waived as contemplated in
Section 5.2, each director shall be given at least one day's notice (as set forth in Section 5.1) of each special meeting stating the date, time and place of the meeting.

     Section 4.5 Quorum. Unless a greater number is required by the articles of incorporation, these bylaws or the Code, or unless otherwise specifically provided in the Code, a quorum of the Board of Directors consists of a majority of the total number of directors that has been prescribed by resolution of the shareholders or of the Board of Directors pursuant to Section 3.2.

     Section 4.6  Vote Required for Action.

          (a) If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Code, the articles of incorporation or these bylaws require the vote of a greater number of directors.

          (b) A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

             (i) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting business at the meeting;

             (ii) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or

             (iii) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting.

     The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     Section 4.7 Participation by Conference Telephone. Any or all directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting.

     Section 4.8 Action by Directors Without a Meeting. Unless the articles of incorporation or these bylaws provide otherwise, any action required or permitted to be taken at any meeting of the Board of Directors, or any action that may be taken at a meeting of a committee of the Board of Directors, may be taken without a meeting if the action is taken by all the members of the Board of Directors (or of the committee, as the case may be). The action must be evidenced by one or more written consents describing the action taken, signed by each director (or each director serving on the committee, as the case may be), and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

     Section 4.9 Adjournments. Whether or not a quorum is present to organize a meeting, any meeting of directors (including an adjourned meeting) may be adjourned by a majority of the directors present to reconvene at a specific time and place. At any reconvened meeting, any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned.

     Section 4.10 Committees of the Board of Directors. The Board of Directors by resolution may designate from among its members one or more committees, each consisting of one or more directors all of whom serve at the pleasure of the Board of Directors. Except as limited by the Code, each committee shall have the authority set forth in the resolution establishing the committee. The provisions of this Article Four as to the Board of Directors and its deliberations shall be applicable to any committee of the Board of Directors.

                                   ARTICLE V

          MANNER OF NOTICE AND WAIVER AS TO SHAREHOLDERS AND DIRECTORS

     Section 5.1 Procedure. Whenever these bylaws require notice to be given to any shareholder or director, the notice shall be given in accordance with this Section 5.1. Notice under these bylaws shall be in writing unless oral notice is reasonable under the circumstances. Any notice to directors may be written or oral. Notice may be communicated in person; by telephone, facsimile, telegraph, teletype or other form of wire or wireless communication; or by mail or private carrier. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television or other form of public broadcast communication. Written notice to the shareholders, if in a comprehensible form, is effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the shareholder's address shown in the corporation's current record of shareholders. Except as otherwise provided in this Section 5.1, written notice, if in a comprehensible form, is effective at the earliest of the following:

          (a) if communicated in person or by means other than the mail, when received or when delivered, properly addressed, to the addressee's last known principal place of business or residence;

          (b) three days after its deposit in the mail, as evidenced by the postmark, if mailed with first-class postage prepaid and correctly addressed; or

          (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

Oral notice is effective when communicated if communicated in a comprehensible manner.

     In calculating time periods for notice, when a period of time measured in days, weeks, months, years or other measurement of time is prescribed for the exercise of any privilege or the discharge of any duty, the first day shall not be counted but the last day shall be counted.

     Section 5.2  Waiver.

          (a) A shareholder may waive any notice before or after the date and time stated in the notice. Except as provided in subsection 5.2(b), the waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

          (b) A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

          (c) Unless required by the Code, neither the business transacted nor the purpose of the meeting need be specified in the waiver.

          (d) A director may waive any notice before or after the date and time stated in the notice. Except as provided in subsection 5.2(e), the waiver must be in writing, signed by the director entitled to the notice, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

          (e) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to an action taken at the meeting.

                                   ARTICLE VI

                                    OFFICERS

     Section 6.1 Number. The officers of the corporation shall consist of a Chairman of the Board of Directors, a President, a Secretary and a Treasurer and any other officers as may be appointed by the Board of Directors or appointed by a duly appointed officer pursuant to this Article Six. The Board of Directors shall from time to time create and establish the duties of the other officers. Any two or more offices may be held by the same person.

     Section 6.2 Appointment and Term. All officers shall be appointed by the Board of Directors or by a duly appointed officer pursuant to this Article Six and shall serve at the pleasure of the Board of Directors or the appointing officers, as the case may be. All officers, however appointed, may be removed with or without cause by the Board of Directors and any officer appointed by another officer may also be removed by the appointing officer with or without cause.

     Section 6.3 Compensation. The compensation of all officers of the corporation appointed by the Board of Directors shall be fixed by the Board of Directors.

     Section 6.4 Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and shall preside at all meetings of shareholders.

     Section 6.5 President. The President shall be the chief executive officer of the corporation and shall have general supervision of the business of the corporation. The President shall (a) in the absence or the disability of the Chairman of the Board of Directors, preside at all meetings of shareholders, and
(b) see that all orders and resolutions of the Board of Directors are carried into effect. The President shall perform such other duties as may from time to time be delegated by the Board of Directors.

     Section 6.6 Vice Presidents. In the absence or disability of the President, or at the direction of the President, the Vice President, if any, shall perform the duties and exercise the powers of the President. If the corporation has more than one Vice President, the one designated by the Board of Directors shall act in lieu of the President. Vice Presidents shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign.

     Section 6.7 Secretary. The Secretary shall be responsible for preparing minutes of the acts and proceedings of all meetings of the shareholders and of the Board of Directors and any committees thereof. The Secretary shall have authority to give all notices required by the Code or other applicable law or these bylaws. The Secretary shall be responsible for the custody of the corporate books, records, contracts and other documents. The Secretary may affix the corporate seal to any lawfully executed documents and shall sign any instruments as may require his or her signature. The Secretary shall authenticate records of the corporation. The Secretary shall perform whatever additional duties and have whatever additional powers the Board of Directors may from time to time assign. In the absence or disability of the Secretary or at the direction of the President, any assistant secretary may perform the duties and exercise the powers of the Secretary.

     Section 6.8 Treasurer. The Treasurer shall be responsible for the custody of all funds and securities belonging to the corporation and for the receipt, deposit or disbursement of funds and securities under the direction of the Board of Directors. The Treasurer shall cause to be maintained full and true accounts of all receipts and disbursements and shall make reports of the same to the Board of Directors and the President upon request. The Treasurer shall perform all duties as may be assigned to him or her from time to time by the Board of Directors.

     Section 6.9 Bonds. The Board of Directors by resolution may require any or all of the officers, agents or employees of the corporation to give bonds to the corporation, with sufficient surety or sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with any other conditions as from time to time may be required by the Board of Directors.

                                  ARTICLE VII

                       DISTRIBUTIONS AND SHARE DIVIDENDS

     Section 7.1 Authorization or Declaration. Unless the articles of incorporation provide otherwise, the Board of Directors from time to time in its discretion may authorize or declare distributions or share dividends in accordance with the Code.

     Section 7.2 Record Date With Regard to Distributions and Share Dividends. For the purpose of determining shareholders entitled to a distribution (other than one involving a purchase, redemption or other reacquisition of the corporation's shares) or a share dividend, the Board of Directors may fix a date as the record date. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Code.

                                  ARTICLE VIII

                                     SHARES

     Section 8.1 Authorization and Issuance of Shares. In accordance with the Code, the Board of Directors may authorize shares of any class or series provided for in the articles of incorporation to be issued for any consideration valid under the provisions of the Code. To the extent provided in the articles of incorporation, the Board of Directors shall determine the preferences, limitations and relative rights of the shares.

     Section 8.2 Share Certificates. The interest of each shareholder in the corporation shall be evidenced by a certificate or certificates representing shares of the corporation which shall be in such form as the Board of Directors from time to time may adopt. Share certificates shall be numbered consecutively, shall be in registered form, shall indicate the date of issuance, the name of the corporation and that it is organized under the laws of the State of Georgia, the name of the shareholder, and the number and class of shares and the designation of the series, if any, represented by the certificate. Each certificate shall be signed by any one of the Chairman of the Board of Directors, the President, a Vice President, the Secretary or the Treasurer. The corporate seal need not be affixed.

     Section 8.3  Rights of Corporation With Respect to Registered
Owners. Prior to due presentation for transfer of registration of its shares, the corporation may treat the registered owner of the shares as the person exclusively entitled to vote the shares, to receive any share dividend or distribution with respect to the shares, and for all other purposes; and the corporation shall not be bound to recognize any equitable or other claim to or interest in the shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     Section 8.4 Transfers of Shares. Transfers of shares shall be made upon the transfer books of the corporation, kept at the office of the transfer agent designated to transfer the shares, only upon direction of the person named in the certificate, or by an attorney lawfully constituted in writing; and before a new certificate is issued, the old certificate shall be surrendered for cancellation or, in the case of a certificate alleged to have been lost, stolen or destroyed, the requirements of Section 8.6 of these bylaws shall have been met.

     Section 8.5 Duty of Corporation to Register Transfer. Notwithstanding any of the provisions of Section 8.4 of these bylaws, the corporation is under a duty to register the transfer of its shares only if:

          (a) the certificate is endorsed by the appropriate person or persons;

          (b) reasonable assurance is given that the endorsement or affidavit is genuine and effective;

          (c) the corporation either has no duty to inquire into adverse claims or has discharged that duty;

          (d) the requirements of any applicable law relating to the collection of taxes have been met; and

          (e) the transfer in fact is rightful or is to a bona fide purchaser.

     Section 8.6 Lost, Stolen or Destroyed Certificates. Any person claiming a share certificate to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in the manner required by the Board of Directors and, if the Board of Directors requires, shall give the corporation a bond of indemnity in form and amount, and with one or more sureties satisfactory to the Board of Directors, as the Board of Directors may require, whereupon an appropriate new certificate may be issued in lieu of the one alleged to have been lost, stolen or destroyed.

     Section 8.7 Fixing of Record Date With Regard to Shareholder Action. For the purpose of determining shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote or to take any other action, the Board of Directors may fix a future date as the record date, which date shall be not more than 60 days prior to the date on which the particular action requiring a determination of shareholders is to be taken. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Code.

                                   ARTICLE IX

                                INDEMNIFICATION

     Section 9.1  Definitions.  As used in this Article, the term:

          (a) "Corporation" includes any domestic or foreign predecessor entity of the corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (b) "Director" or "officer" means an individual who is or was a director or board-appointed officer, respectively, of the corporation or who, while a director or officer of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity. A director or officer is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on, or otherwise involve services by, the director or officer to the plan or to participants in or beneficiaries of the plan. "Director" or "officer" includes, unless the context otherwise requires, the estate or personal representative of a director or officer.

          (c) "Disinterested director" or "disinterested officer" means a director or officer, respectively, who at the time of a vote or selection referred to in subsection 9.5(b), 9.5(c) or 9.7(a) is not:

             (i) a party to the proceeding; or

             (ii) an individual having a familial, financial, professional or employment relationship with the person whose indemnification or advance for expenses is the subject of the decision being made with respect to the proceeding, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's or officer's judgment when voting on the decision being made.

          (d) "Expenses" includes counsel fees.

          (e) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred with respect to a proceeding.

          (f) "Official capacity" means:

             (i) when used with respect to a director, the office of director in the corporation; and

             (ii) when used with respect to an officer, the office in the corporation held by the officer.

Official capacity does not include service for any other domestic or foreign corporation or any partnership, joint venture, trust, employee benefit plan or other entity.

          (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (h) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal.

     Section 9.2  Basic Indemnification Arrangement.

          (a) Except as provided in subsection 9.2(d), the corporation shall indemnify an individual who is a party to a proceeding because he or she is or was a director or officer against liability incurred in the proceeding if:

             (i) such individual conducted himself or herself in good faith; and

             (ii) such individual reasonably believed:

                (A) in the case of conduct in his or her official capacity, that such conduct was in the best interests of the corporation;

                (B) in all other cases, that such conduct was at least not opposed to the best interests of the corporation; and

                (C) in the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful.

          (b) A director's or officer's conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection 9.2(a)(ii)(B).

          (c) The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director or officer did not meet the standard of conduct described in subsection 9.2(a).

          (d) The corporation may not indemnify a director or officer under this
     Article:

             (i) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director or officer has met the relevant standard of conduct under subsection 9.2(a); or

             (ii) in connection with any proceeding with respect to conduct for which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity.

     Section 9.3  Advances for Expenses.

          (a) The corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding because he or she is a director or officer if he or she delivers to the corporation:

             (i) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in subsection 9.2(a) or that the proceeding involves conduct for which such person's liability has been eliminated under the corporation's articles of incorporation; and

             (ii) his or her written undertaking to repay any funds advanced if it is ultimately determined that the director or officer is not entitled to indemnification under this Article or the Code.

          (b) The undertaking required by subsection 9.3(a)(ii) must be an unlimited general obligation of the director or officer but need not be secured and may be accepted without reference to the financial ability of the director or officer to make repayment.

     Section 9.4  Court-Ordered Indemnification and Advances for Expenses.

          (a) A director or officer who is a party to a proceeding because he or she is a director or officer may apply for indemnification or advance for expenses to the court conducting the proceeding or to another court of competent jurisdiction. Pursuant to Section 14-2-854 of the Code, after receipt of an application and after giving any notice it considers necessary, the court shall:

             (i) order indemnification or advance for expenses if it determines that the director or officer is entitled to indemnification; or

             (ii) order indemnification or advance for expenses if it determines, in view of all the relevant circumstances, that it is fair and reasonable to indemnify the director or officer, or to advance expenses to the director or officer, even if the director or officer has not met the relevant standard of conduct, failed to comply with the requirements for advance of expenses, or was adjudged liable in a proceeding referred to in subsection 9.2(d), but if the director or officer was adjudged so liable, the indemnification shall be limited to reasonable expenses incurred in connection with the proceeding.

          (b) If the court determines that the director or officer is entitled to indemnification or advance for expenses, it may also order the corporation to pay the director's or officer's reasonable expenses to obtain court-ordered indemnification or advance for expenses.

     Section 9.5  Determination and Authorization of Indemnification.

          (a) The corporation acknowledges that indemnification of a director or officer under Section 9.2 has been pre-authorized by the corporation as permitted by Section 14-2-859(a) of the Code. Nevertheless, the corporation shall not indemnify a director or officer under Section 9.2 unless a determination has been made for the specific proceeding that indemnification of the director or officer is permissible in the circumstances because he or she has met the relevant standard of conduct set forth in subsection 9.2(a); provided, however, that regardless of the result or absence of any such determination, the corporation shall indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director or officer of the corporation against reasonable expenses incurred by the director or officer in connection with the proceeding.

          (b) The determination referred to in subsection 9.5(a) shall be made:

             (i) (1) by the Board of Directors by majority vote of a quorum consisting of disinterested directors or (2) if such a quorum cannot be obtained, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who do not qualify as disinterested directors may participate) consisting solely of two or more disinterested directors;

             (ii) by special legal counsel:

                (A) selected in the manner prescribed in paragraph (i) of this subsection 9.5(b); or

                (B) if a quorum cannot be obtained under paragraph (i)(1) of subsection 9.5(b) and a committee cannot be designated under paragraph (i)(2) thereof, selected by majority vote of the full Board of Directors (in which selection directors who do not qualify as disinterested directors may participate); or

             (iii) by the shareholders, but shares owned by or voted under the control of a director or officer who at the time does not qualify as a disinterested director or disinterested officer may not be voted on the determination.

          (c) As acknowledged above, the corporation has pre-authorized the indemnification of directors and officers hereunder, subject to a determination for a specific proceeding that the director or officer met the relevant standard of conduct under subsection 9.2(a). Consequently, no further decision need or shall be made on a case-by-case basis as to the authorization of the corporation's indemnification of directors or officers hereunder. Nevertheless, evaluation as to reasonableness of expenses of a director or officer for a specific proceeding shall be made in the same manner as the determination that indemnification is permissible, as described in subsection 9.5(b), except that if there are fewer than two disinterested directors or if the determination is made by special legal counsel, evaluation as to reasonableness of expenses shall be made by those entitled under subsection 9.5(b)(ii)(B) to select special legal counsel.

     Section 9.6 Indemnification of Employees and Agents. The corporation may indemnify and advance expenses under this Article to an employee or agent of the corporation who is not a director or officer to the extent, consistent with public policy, that such indemnification and advances may be provided to a director or officer.

     Section 9.7  Shareholder Approved Indemnification.

          (a) If authorized by the articles of incorporation or a bylaw, contract or resolution approved or ratified by shareholders of the corporation by a majority of the votes entitled to be cast, the corporation may indemnify or obligate itself to indemnify a director or officer made a party to a proceeding, including a proceeding brought by or in the right of the corporation, without regard to the limitations in other sections of this Article, but shares owned or voted under the control of a director or officer who at the time of such authorization does not qualify as a disinterested director or disinterested officer with respect to any existing or threatened proceeding that would be covered by the authorization may not be voted on the authorization.

          (b) The corporation shall not indemnify a director or officer under this Section 9.7 for any liability incurred in a proceeding in which the director or officer is adjudged liable to the corporation or is subjected to injunctive relief in favor of the corporation:

             (i) for any appropriation, in violation of his or her duties, of any business opportunity of the corporation;

             (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law;

             (iii) for the types of liability set forth in Section 14-2-832 of the Code; or

             (iv) for any transaction from which he or she received an improper personal benefit.

          (c) Where approved or authorized in the manner described in subsection 9.7(a), the corporation may advance or reimburse expenses incurred in advance of final disposition of the proceeding only if:

             (i) the director or officer furnishes the corporation a written affirmation of his or her good faith belief that his or her conduct does not constitute behavior of the kind described in subsection 9.7(b); and

             (ii) the director or officer furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification under this Article.

     Section 9.8 Insurance. The corporation may purchase and maintain insurance on behalf of an individual who is a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, serves at the corporation's request as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee or agent, whether or not the corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article or the Code.

     Section 9.9 Witness Fees. Nothing in this Article shall limit the corporation's power to pay or reimburse expenses incurred by a director or officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party.

     Section 9.10 Report to Shareholders. To the extent and in the manner required by the Code from time to time, if the corporation indemnifies or advances expenses to a director or officer in connection with a proceeding by or in the right of the corporation, the corporation shall report the indemnification or advance to the shareholders.

     Section 9.11 Amendments; Severability. No amendment, modification or rescission of this Article Nine, or any provision hereof, the effect of which would diminish the rights to indemnification or advancement of expenses as set forth herein shall be effective as to any person with respect to any action taken or omitted by such person prior to such amendment, modification or rescission. In the event that any of the provisions of this Article (including any provision within a single section, subsection, division or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1 Inspection of Books and Records. The Board of Directors shall have the power to determine which accounts, books and records of the corporation shall be opened to the inspection of the shareholders, except those as may by law specifically be made open to inspection, and shall have the power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection. Without the prior approval of the Board of Directors in their discretion, the right of inspection set forth in Section 14-2-1602(e) of the Code shall not be available to any shareholder owning 0.25% or less of the shares outstanding.

     Section 10.2 Fiscal Year. The Board of Directors is authorized to fix the fiscal year of the corporation and to change the same from time to time as it deems appropriate.

     Section 10.3 Corporate Seal. If the Board of Directors determines that there should be a corporate seal for the corporation, it shall be in the form as the Board of Directors may from time to time determine.

     Section 10.4 Annual Financial Statements. In accordance with the Code, the corporation shall prepare and provide to the shareholders such financial statements as may be required by the Code.

     Section 10.5 Conflict With Articles of Incorporation. In the event that any provision of these bylaws conflicts with any provision of the articles of incorporation, the articles of incorporation shall govern.

                                   ARTICLE XI

                                   AMENDMENTS

     Section 11.1 Power to Amend Bylaws. The bylaws may be altered, amended or repealed, and new bylaws may be adopted, by (a) the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class, or (b) the Board of Directors of the corporation, but any bylaws adopted by the Board of Directors may be altered, amended or repealed, or new bylaws may be adopted, by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class. The shareholders may prescribe, by so expressing in the action they take in amending or adopting any bylaw or bylaws that the bylaw or bylaws so amended or adopted by them shall not be altered, amended or repealed by the Board of Directors.

                                  ARTICLE XII

                       CERTAIN PROVISIONS OF GEORGIA LAW

     Section 12.1 Fair Price Requirements. All of the requirements of Article 11, Part 2, of the Code, included in Sections 14-2-1110 through 1113 (and any successor provisions thereto), shall be applicable to the corporation in connection with any business combination, as defined therein, with any interested shareholder, as defined therein.

     Section 12.2 Business Combinations. All of the requirements of Article 11, Part 3, of the Code, included in Sections 14-2-1131 through 1133 (and any successor provisions thereto), shall be applicable to the corporation in connection with any business combination, as defined therein, with any interested shareholder, as defined therein.

                                                EXHIBIT D TO THE PROXY STATEMENT

SECTIONS 85 THROUGH 98 OF CHAPTER 156B OF THE MASSACHUSETTS BUSINESS CORPORATION
                                      LAW

     Section 85. [Payment for Stock of Dissenting Stockholder]. A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

     Section 86. [Right of Appraisal]. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the stockholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

     Section 87. [Notice of Stockholders Meeting to Contain Statement as to Appraisal Rights]. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

     "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

     Section 88. [Notice to Objecting Stockholder that Corporate Action has Become Effective]. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail addressed to the stockholder at his last known address as it appears in the records of the corporation.

     Section 89. [Demand for Payment by Objecting Stockholder]. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

     Section 90. [Determination of Value of Stock by Superior Court]. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

     Section 91. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof Etc.; Parties to Bill Etc.; Service of Bill on Corporation; Notice to Stockholder Parities Etc. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

     Section 92. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Entry of Decree Determining Value of Stock; Date on Which Value is to be Determined. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

     Section 93. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Court May Refer Bill, Etc., To Special Master to Hear Parties, Etc. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make finding and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

     Section 94. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Stockholder Parties May be Required to Submit their Stock Certificates for Notation Thereon of Pendency of Bill, Etc. On motion the court may order stockholder parties to the bill to summit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

     Section 95. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Taxation of Costs, Etc.; Interest on Award, Etc. The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

     Section 96. Stockholder Demanding Payment for Stock not Entitled to Notice to Stockholders' Meetings or to Vote Stock or to Receive Dividends, Etc.; Exceptions. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

          (1) A bill shall not be filed within the time provided in section ninety;

          (2) A bill, if filed, shall be dismissed as to such stockholder; or

          (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

     Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

     Section 97. Certain Shares Paid for by Corporation to Have Status of Treasury Stock, Etc. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares of the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

     Section 98. Enforcement by Stockholder of Right to Receive Payment for His Shares to be Exclusive Remedy; Exception. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                                  ANNEX I TO THE PROXY STATEMENT

                                  MAPICS, INC.

                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
    (F/K/A MARCAM CORPORATION 1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN,
                AS AMENDED AND RESTATED AS OF FEBRUARY 3, 1998)

     1. Purpose. The Marcam Corporation 1991 Non-Employee Director Stock Option Plan is hereby amended and restated in its entirety and renamed the MAPICS, Inc. 1998 Non-Employee Director Stock Option Plan (hereinafter, the "Plan"). The Plan is intended to promote the interests of MAPICS, Inc. (formerly known as Marcam Corporation, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of its Board of Directors (the "Board").

     2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), for which options may be granted under the Plan shall not exceed 310,000 shares, subject to adjustment in accordance with Section 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

     3. Administration. This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Any action which may be taken by the Committee hereunder may be taken instead by the full Board of Directors and in such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     4. Automatic Grant of Options. Subject to the availability of shares under the Plan, (a) as of the date that a person either (i) is first elected to the board and is neither an employee nor an officer of the Company at such time, or
(ii) while continuing to serve on the Board, ceases to serve as an employee or officer of the Company, such person shall be automatically granted on such date, without further action by the Board, an option to purchase twenty thousand (20,000) shares of the Common Stock; provided, however, that no such option shall be granted if prohibited pursuant to the terms of any agreement, whether existing at the time of grant or thereafter, between the Company and any member of the Board of Directors or any affiliate of such member, and (b) each person who is a member of the Board on January 1 of each year, commencing with January 1, 1996, and who is neither an employee nor an officer of the Company on such date shall be automatically granted on each such date, without further action of the Board, an option to purchase three thousand (3,000) shares of the Common Stock; provided, however, that no such option shall be granted if prohibited pursuant to the terms of any agreement, whether existing at the time of grant or thereafter, between the Company and any member of the Board of Directors or any affiliate of such member. The options to be granted under this Section 4 shall be the only options ever to be granted at any time to such member under the Plan.

     If on any grant date, shares of Common Stock are not available under the Plan to grant to non-employee directors the full amount of a grant contemplated by the immediately preceding paragraph, then each such director shall receive an award (a "Reduced Grant") equal to the number of shares of Common Stock then available under the Plan divided by the number of non-employee directors as of the applicable grant date. Fractional shares shall be ignored and not granted. If a Reduced Grant has been made and, thereafter, during the term of the Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), then each person who was a non-employee director both on the date on which the Reduced Grant was made and on the date additional shares of Common Stock become available (a

"Continuing Non-Employee Director") shall receive an additional option to purchase shares of Common Stock. The number of newly available shares shall be divided equally among the options granted to the Continuing Non-Employee Directors; provided, however, that the aggregate number of shares of Common Stock subject to a Continuing Outside Director's additional option plus any prior Reduced Grant to the Continuing non-Employee Director on the applicable grant date shall not exceed the number of shares to which he or she is otherwise entitled under the preceding paragraph. If more than one Reduced Grant has been made, available options shall be granted beginning with the earliest such grant date.

     Anything in the Plan to the contrary notwithstanding, the effectiveness of this amended and restated Plan and of the grant of all options hereunder is in all respects subject to, and the Plan and options granted under it after April 29, 2001 shall be of no force and effect unless and until, the approval of this amended and restated Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders at which this amended and restated Plan is presented for approval. Except for the specific options referred to above, no other options shall be granted under the Plan.

     5. Option Price. The purchase price of the stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan. For purposes of the Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (1) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not traded on the Nasdaq National Market.

     6. Period of Option. Unless sooner terminated in accordance with the provisions of Section 8 of the Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7. Vesting of Shares and Transferability of Options.

          (a) Vesting. Options granted under the Plan shall not become exercisable until they become vested. Options granted under clause (a) of the first sentence of paragraph 4 of the Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule provided that the optionee has continuously served as a member of the Board through such vesting date:

         CUMULATIVE NUMBER OF SHARES FOR WHICH
               OPTION WILL BE EXERCISABLE                         DATE OF VESTING
         -------------------------------------                    ---------------
5,000 shares............................................  One year after date of grant
10,000 shares...........................................  Two years after date of grant
15,000 shares...........................................  Three years after date of grant
20,000 shares...........................................  Four years after date of grant

     Options granted under clause (b) of the first sentence of Section 4 of the Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule provided that the optionee has continuously served as a member of the Board through such vesting date:

         CUMULATIVE NUMBER OF SHARES FOR WHICH
               OPTION WILL BE EXERCISABLE                         DATE OF VESTING
         -------------------------------------                    ---------------
750 shares..............................................  One year after date of grant
1,500 shares............................................  Two years after date of grant
2,250 shares............................................  Three years after date of grant
3,000 shares............................................  Four years after date of grant

     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in the Plan.

          (b) In the event of a Change in Control (as hereinafter defined) of the Company, the date on which all outstanding options and all installments of such options may be exercised shall be accelerated to immediately prior to the time of the Change in Control.

          (c) For purposes of the Plan and any options granted hereunder, a "Change in Control" means and includes each of the following:

             (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
        (i), the following acquisitions shall not constitute a Change of
        Control: (1) any acquisition by a Person who is on January 1, 1998 the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (2) any acquisition directly from the Company, (3) any acquisition by the Company, (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (5) any acquisition by any corporation pursuant to a transaction which complies with clauses (1),
        (2) and (3) of subsection (iii) of this definition; or

             (ii) Individuals who, as of January 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 1998 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          (d) Legend on Certificates. The certificates representing such shares shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

          (e) Transferability. Any option granted pursuant to the Plan shall be transferable by the optionee to any of the following permitted transferees, upon such reasonable terms and conditions as the Committee may establish:
     (i) one or more of the following family members of the optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendent of the optionee; (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the optionee, or
     (iii) any other transferee specifically approved by the Committee after taking into account any state or federal tax, securities or other laws applicable to transferable options.

     8. Termination of Option Rights.

          (a) In the event an optionee ceases to be a member of the Board for any reason other than death, permanent disability or voluntary resignation from the Board after age 55 ("Retirement"), any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

          (b) In the event an optionee ceases to be a member of the Board by reason of Retirement, all vested installments of such optionee's options shall terminate on their respective expiration dates pursuant to Section 6 of the Plan. All installments of such optionee's options not vested as of the effective date of the optionee's retirement shall continue to vest in accordance with Section 7 and thereafter shall terminate on their respective expiration dates in accordance with Section 6.

          (c) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

          (d) For purposes of this Section 8, from and after the Distribution Date (as defined in that certain Distribution Agreement, by and between the Company and Marcam Solutions, Inc., dated as of July 17, 1997), the service by the holder of an option that was outstanding on the Distribution Date as a director of any of the Company, Marcam Solutions, Inc. or their respective subsidiaries or successors shall be treated as the service by such holder as a member of the Board of Directors of the Company.

     9. Exercise of Option. Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Martin D. Avallone, General Counsel, MAPICS, Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred
(100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The exercise price shall be payable in United States dollars upon the exercise of the option and may be paid in cash, by check, or in shares of Common Stock having a total fair market value on the date of exercise equal to the exercise price; provided that if the shares surrendered in payment of the exercise price were themselves acquired pursuant to the exercise of a stock option, such shares shall have been held by the optionee for at least six months. The Committee may permit optionees to use any cashless exercise methods that are permitted by law. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee (or the permitted transferee exercising such option) as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee (or the permitted transferee exercising such option) as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10. Adjustments Upon Changes in Capitalization and Other Matters. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Consolidations or Mergers. In the event of a Change in Control of the Company, each option granted under the Plan which is outstanding but unvested as of the effective date of the Change in Control shall become exercisable pursuant to Section 7(b) hereof. In addition, the Committee shall make appropriate provision in order to preserve but not exceed the value of outstanding options, for the continuation of all outstanding options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control.

          (c) Recapitalization or Reorganization. If the Company is merged, consolidated or reorganized into or with another corporation or other legal person, or if the Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, pursuant to which securities of the Company or of another corporation, cash or other property are issued with respect to the outstanding shares of Common Stock, and such transaction does not constitute a Change in Control, a holder of an option upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities, cash or other property he would have received if he had exercised his option prior to such merger, consolidation, reorganization or sale.

          (d) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (e) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Sections 2, 4 and 7 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

     11. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied: (i) the shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended, or (ii) counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has compiled with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933, as amended, and the regulations thereunder).

     13. Option Agreement. Each option granted under the provisions of the Plan shall be evidenced by a written agreement, contract, or other instrument or document evidencing the option ("Option Agreement") in such form as may be approved by the Board, which Option Agreement shall be duly executed and delivered on behalf of the Company. The Option Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

     14. Termination and Amendment of Plan. Options may no longer be granted under the Plan after March 30, 2007, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any participating director hereunder, (b) change the provisions of the Plan regarding the termination of the options or the times when they may be exercised, (c) change the period during which any options may be granted or remain outstanding or the date on which the Plan shall terminate, or (d) change the designation of the class of persons eligible to receive options, or otherwise change Section 4. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     15. Governing Law. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflicts of law thereof.

     Date Approved by Board of Directors:

        April 30, 1991

     Date Approved by Stockholders:

        February 13, 1992

     Dates Amended by Board of Directors:

        November 6, 1991
        November 14, 1995
        September 18, 1996
        November 13, 1997

     Dates Amendments Approved by Stockholders:

        February 13, 1996
        February 12, 1997

                                                     ANNEX II TO PROXY STATEMENT

                                  MAPICS, INC.

                1998 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

     1. Purpose. The purpose of the MAPICS, Inc. 1998 Non-Employee Directors Stock Incentive Plan is to attract, retain and compensate highly-qualified individuals who are not employees of MAPICS, Inc. or any of its subsidiaries or affiliates for service as members of the Board by providing them with an ownership interest in the Common Stock of the Company. The Company intends that the Plan will benefit the Company and its stockholders by allowing Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Common Stock and will closely associate the interests of Non-Employee Directors with that of the Company's stockholders.

     2. Defined Terms. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     "Board" means the Board of Directors of the Company.

     "Company" means MAPICS, Inc.

     "Committee" has the meaning assigned such term in Section 3.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     "Deferral Period" has the meaning set forth in Section 6(d) of the Plan.

     "Discretionary Fees" means the 50% of Fees that may be, but is not required by Section 6(a) of the Plan to be, received in the form of Stock or Options.

     "Distributions" has the meaning set forth in Section 6(d) of the Plan.

     "Election Form" means a form approved by the Committee pursuant to which a Non-Employee Director elects a method of payment of Fees and whether payment will be deferred, as provided herein.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value", on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     "Fees" means the cash retainer and meeting fees payable by the Company to a Non-Employee Director for service as a director (and, if applicable, as the member of a committee of the Board) of the Company, as such amount may be changed from time to time.

     "Hardship" has the meaning set forth in Section 6(e) of the Plan.

     "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any of its subsidiaries or affiliates.

     "Option" means an option to purchase Shares granted under Section 7. Options granted under the Plan are not incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

     "Option Grant Date" means the date upon which an Option is granted to a Non-Employee Director pursuant to Section 7.

     "Option Notice" means a written notice, agreement or certificate with a Non-Employee Director from the Company evidencing an Option.

     "Optionee" means a Non-Employee Director of the Company to whom an Option has been granted or, in the event of such Non-Employee Director's death prior to the expiration of an Option, such Non-Employee Director's estate or other designated beneficiary.

     "Options Election Period" means the period designated by the Committee each year during which Non-Employee Directors may elect to receive Options as payment of some or all of their Fees. The Options Election Period shall end on or before September 30 of each year for the following Plan Year.

     "Participant" means any Non-Employee Director who is participating in the Plan.

     "Permitted Transferee" of an Optionee means (i) one or more of the following family members of the Optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendent of the Optionee;
(ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Optionee, or (iii) any other transferee specifically approved by the Committee after taking into account any state or federal tax, securities or other laws applicable to transferable options.

     "Plan" means the MAPICS, Inc. 1998 Non-Employee Directors Stock Incentive Plan, as amended from time to time.

     "Plan Year" means the twelve-month period ending on September 30 of each year which, for purposes of the Plan, is the period for which Fees are earned.

     "Quarterly Service Period" has the meaning set forth in Section 6(a) of the Plan.

     "Stock Grant Date" has the meaning set forth in Section 6(a) of the Plan.

     "Rule 16b-3" means Rule 16b-3, as amended from time to time, of the Securities and Exchange Commission as promulgated under the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means shares of Common Stock.

     "Stock Equivalent Fees" means the 50% of Fees that is required by the Plan to be received in the form of Shares or Options.

     3. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive awards under the Plan, the number of Shares subject to any such awards or the time at which any such awards are to be granted, and provided further, that the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to Participants under the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted awards under the Plan. The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee. Notwithstanding the foregoing, the Board shall exercise any and all rights, duties and powers of the Committee under the Plan to the extent required by the applicable exemptive conditions of Rule 16b-3, as determined by the Board its sole discretion.

     4. Shares Subject to Plan. The Shares issued under the Plan shall not exceed in the aggregate 60,000 shares of Common Stock. Such Shares may be authorized and unissued shares or treasury shares.

     5. Participants. All active Non-Employee Directors shall be eligible to participate in the Plan.

     6. Stock Awards.

          (a) Grant Dates and Formula for Automatic Grants. Unless a Non-Employee Director has elected pursuant to Section 7 to receive Options as payment of his or her Stock Equivalent Fees (as defined below) for such Plan Year or to defer receipt of Shares as provided in Section 6(d), Shares of Common Stock shall be automatically granted on October 1, January 1, April 1 and July 1 of each Plan Year (each such date is hereinafter referred to as a "Stock Grant Date") to each eligible Non-Employee Director commencing with the April 1, 1998 Stock Grant Date. The total number of Shares included in each grant under this Section 6(a) shall be determined by dividing fifty percent (50%) of the Fees (the "Stock Equivalent Fees") earned by the Non-Employee Director during the three-month period immediately preceding the Stock Grant Date (the "Quarterly Service Period") by the Fair Market Value per Share on the Stock Grant Date. Fractions will be rounded to the next highest Share. The Shares or rights to which a Participant is entitled under this Section 6(a) shall be in lieu of the payment of the Stock Equivalent Fees in cash or Options.

          (b) Grant Dates and Requirements for Elective Grants. Unless a Non-Employee Director has elected pursuant to Section 6(d) to defer receipt of Shares, then, commencing with the April 1, 1998 Stock Grant Date, Shares of Common Stock shall be automatically granted on each Stock Grant Date to each eligible Non-Employee Director who elects to receive Shares under this Plan as payment of his or her Discretionary Fees. Such election must be made on an Election Form filed with the Committee or the plan administrator prior to the commencement of the first Quarterly Service Period to which such election applies (or before March 1, 1998 with respect to the April 1, 1998 Stock Grant Date) and such election shall remain in effect with respect to all future Quarterly Service Periods until a subsequent Election Form shall have been received by the Committee or the plan administrator indicating a different election. Individuals who are nominated to become Non-Employee Directors may make such election after such nomination but prior to the time they are elected to the Board. The total number of Shares included in each grant under this Section 6(b) shall be determined by dividing 100% of the Discretionary Fees earned by the Non-Employee Director during the Quarterly Service Period by the Fair Market Value per Share on the Stock Grant Date. Fractions will be rounded to the next highest Share. The Shares or rights to which a Participant is entitled under this Section 6(b) shall be in lieu of the payment of the Discretionary Fees in cash or Options.

          (c) Termination of Service During Quarterly Service Period. In the event of termination of service on the Board by any Participant during a Quarterly Service Period, such Participant's award for the Quarterly Service Period shall be determined in accordance with Sections 6(a) and 6(b) of the Plan based upon the amount of Fees earned during such Quarterly Service Period through the date of termination of service, provided, that the grant date shall be the date of termination of service unless the grant has been deferred pursuant to Section 6(d) below.

          (d) Deferral of Receipt of Shares.

             (i) Election to Defer. Each Participant will have the right to elect, pursuant to a written Election Form delivered to the Committee or the plan administrator prior to the commencement of each Plan Year (i.e., each October 1 through September 30), to defer until after the Participant's termination of service the grant of the Shares that would otherwise be granted to the Participant during the next ensuing Plan Year. Pursuant to this Election Form, the Participant will elect whether all of the deferred grant will be (a) granted within 30 days after termination of service or (b) granted in approximately equal annual installments of Shares over a period of two to ten years (as the Participant may elect) after the termination of service, each such annual grant to be made within 30 days after the anniversary of the termination of service. The deferral Election Form signed by the Participant prior to the Plan Year will be irrevocable except in case of Hardship (as defined in Section 6(e)) as determined in good faith by the Board pursuant to Section 6(e). No Shares will be issued until the grant date(s) so deferred (the "Deferred Grant Date") at which time the Company agrees to issue the Shares to the Participant. The Participant will have no rights as a stockholder with respect to the deferred rights to Shares, and the rights to such Shares will be unsecured.

          (ii) Deferred Dividend Account. If any dividends or other rights or distributions of any kind ("Distributions") are distributed to holders of Common Stock during the period from the applicable Stock Grant Date until the Deferred Grant Date (the "Deferral Period") but prior to the Participant's termination of service, an amount equal to the cash value of such Distributions on their distribution date, as such value is determined by the Committee, will be credited to a deferred dividend account for the Participant as follows: the account will be credited with the right to receive Shares having a Fair Market Value as of the date of the Distribution equal to the cash value of the Distribution. The Company will issue Shares equal to the cumulative total of rights to Shares in such account within 30 days after the Participant's termination of service.

          If a Distribution is distributed to holders of Common Stock after the Participant's termination of service but prior to the issuance in full of the deferred Shares, an amount equal to the cash value of such Distributions pertaining to any Shares still deferred shall be converted into Shares equivalent in value to the Distribution (based on the Fair Market Value as of the date of Distribution) and such Shares will be issued to the Participant as soon as practical after the date of the Distribution.

          No right or interest in the deferred dividend account shall be subject to liability for the debts, contracts or engagements of the Participant or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 6(d) shall prevent transfers by will or by the applicable laws of descent and distribution. The Committee will have the right to adopt other regulations and procedures to govern deferral of grants of Shares.

          (e) Hardship. The Board may accelerate the distribution of all or a portion of a Participant's deferred grants of Shares on account of his or her Hardship, subject to the following requirements: (i) the value of such accelerated distribution shall not exceed the amount necessary to satisfy the Hardship, less the amount which can be satisfied from other resources which are reasonably available to the Participant, (ii) the denial of the Participant's request for a Hardship acceleration would result in severe financial hardship to the Participant, and (iii) the Participant has not received an accelerated distribution on account of Hardship within the 12-month period preceding the acceleration.

          For purposes of this Plan, "Hardship" of a Participant, as determined by the Board in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards uniformly interpreted and consistently applied, shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his or her dependent, loss of the Participant's property due to casualty, or other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A financial need shall not constitute a Hardship unless it is for at least $1,000,000 or the entire value of the principal amount of the Participant's deferred grants.

     7. Stock Option Awards.

          (a) Election to Receive Options. A Non-Employee Director may elect to defer (i) 100% of his or her Stock Equivalent Fees, (ii) 100% of his or her Discretionary Fees, or (iii) 100% of his or her total Fees by conversion to Options in accordance with this Section 7. A Non-Employee Director who wishes to receive Fees for a Plan Year in the form of Options must irrevocably elect to do so during the Options Election Period for such Plan Year, by delivering a valid Election Form to the Committee or the plan administrator. A Non-Employee Director's participation in Section 7 of the Plan will be effective as of the first day of the Plan Year beginning after the Committee or the plan administrator receives the Non-Employee Director's Election Form.

          (b) Irrevocable, Annual Election. Elections to receive Options as payment of Fees are irrevocable and shall be valid only for one Plan Year. New elections must be made for participation in Section 7 of the Plan for subsequent Plan Years.

          (c) Time of Grant. Options shall be granted to each Non-Employee Director who, during the applicable Options Election Period, filed with the Committee or the plan administrator a written irrevocable election to receive Options as payment of such Non-Employee Director's Stock Equivalent Fees, Discretionary Fees, or both, payable in the following Plan Year. Such Options will be granted on January 1, April 1, July 1 and October 1 for the preceding Quarterly Service Periods during such Plan Year.

          (d) Number of Options. The Committee or the plan administrator shall cause to be calculated in the month of August of each year the Black-Scholes value of an Option under the Plan to purchase one Share of Common Stock. Such Black-Scholes value shall apply for purposes of this
     Section 7(d) for all Options to be granted in the following Plan Year. The number of Shares subject to an Option granted pursuant to this Section 7 shall be the number of whole Shares equal to:

                        (A times B) divided by C, where

          A = the dollar amount of the Fees that the Non-Employee Director elects shall be payable in Options; and

          B = the quotient of 1 divided by the Black-Scholes value of an Option for one Share (expressed as a percentage of the Fair Market Value of one Share of Common Stock); and

          C = the Fair Market Value per Share on the Option Grant Date.

          In determining the number of Shares subject to an Option, any fraction of a Share will be rounded to the next highest whole number of Shares.

          For example:

          Assume that a Non-Employee Director has elected to defer $5,000 of his or her Fees, that the Fair Market Value per Share on the Option Grant Date was $20, and that the most recently determined Black-Scholes value of an Option was 50% of the Fair Market Value. The Non-Employee Director would be granted 500 Options as payment of the $5,000 compensation. ($5,000 times 1/50%) divided by $20 FMV = 500 options granted.

          (e) Exercise Price. The total price paid per Share under each Option granted under this Section 7 shall be the Fair Market Value per Share on the Option Grant Date.

          (f) Exercise of Options. Each Option shall be fully exercisable upon grant and will remain exercisable for 10 years from the Option Grant Date regardless of whether the Optionee remains a director of the Company throughout such term. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares.

          (g) Payment of Exercise Price. Shares shall be issued to the Optionee (or his Permitted Transferee) pursuant to the exercise of an Option only upon receipt by the Company from the Optionee (or his Permitted Transferee) of payment in full of the exercise price. The exercise price shall be payable in United States dollars upon the exercise of the Option and may be paid in cash, by check, or in Shares having a total Fair Market Value on the date of exercise equal to the exercise price; provided that if the Shares surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such Shares shall have been held for at least six months. The Committee may permit the use of any cashless exercise methods that are permitted by law.

          (h) Option Notice. Each Option granted under the Plan shall be evidenced by an Option Notice which shall be executed by an authorized officer of the Company. Such Option Notice shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the exercise price per Share of the Option and the means of payment therefor, (c) the term of the Option, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee.

          (i) Transferability of Options. No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution or to a Permitted Transferee Any transfer to a Permitted Transferee shall be subject to the following terms and conditions:

             (i) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution.

             (ii) Transferred Options shall continue to be subject to all the terms and conditions of the Option as applicable to the original Optionee (other than the ability to further transfer the Option).

             (iii) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Committee or the plan administrator, including without limitation documents (A) to confirm the status of the transferee as a Permitted Transferee, (B) to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws, and (C) to evidence the transfer.

             (iv) Shares acquired by a Permitted Transferee through exercise of an Option have not been registered under the federal Securities Act or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such Shares by the Company for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such Shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such Shares shall be established to the satisfaction of counsel for the Company.

     8. Prorated Grants. If on any Quarterly Grant Date, shares of Common Stock are not available under the Plan to grant to Non-Employee Directors the full amount of a grant contemplated by the Plan, then each such director shall receive an award equal to the number of shares of Common Stock then available under the Plan divided by the number of Non-Employee Directors entitled to a grant of shares or options on such date. Fractional shares shall be ignored and not granted. Any shortfall resulting from such proration shall be paid in the form of cash.

     9. Withholding. Whenever the Company issues Shares under the Plan, the Company shall have the right to withhold from sums due the recipient, or to require the recipient to remit to the Company, any amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such Shares.

     10. Adjustments.

          (a) Subject to Section 10(c) but notwithstanding any other term of this Plan, in the event that the Committee determines that any Distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award or awards hereunder, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of Shares (or other securities or property) which may be granted under the Plan (including, but not limited to, adjustments of the maximum number and kind of securities which may be issued); provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such adjustment shall be subject to approval by the Board.

          (b) Subject to Section 10(c) but notwithstanding any other term of this Plan, in the event of any corporate transaction or event described in paragraph (a) which results in Shares being exchanged for or converted into cash, securities or other property (including securities of another corporation), the Committee will have the right to terminate this Plan as of the date of the transaction or event, in which case all stock grants deferred under Section 6 shall become the right to receive such cash, securities or other property, and there shall be substituted on an equitable basis for each share of Common Stock then subject to an Option granted pursuant to Section 7 the consideration payable with respect to the outstanding shares of Common Stock in connection with such corporate transaction or event, all without any change in the aggregate purchase price for the Shares then subject to the Option

          (c) The number of Shares finally granted under this Plan shall always be rounded to the next highest whole Share.

          (d) Any decision of the Committee pursuant to the terms of this
     Section 10 shall be final, binding and conclusive upon the Participants, the Company and all other interested parties; provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such decision shall be subject to approval by the Board.

     11. Amendment. The Committee may terminate or suspend the Plan at any time, without stockholder approval. The Committee may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, modification or amendment of the Plan may, without the consent of a Participant, adversely affect a Participant's rights under an award granted prior thereto.

     12. Indemnification. Each person who is or has been a member of the Committee or who otherwise participates in the administration or operation of this Plan shall be indemnified by the Company against, and held harmless from, any loss, cost, liability or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit or proceeding in which such person may be involved by reason of any action taken or failure to act under the Plan and shall be fully reimbursed by the Company for any and all amounts paid by such person in satisfaction of judgment against him or her in any such action, suit or proceeding, provided he or she will give the Company an opportunity, by written notice to the Committee, to defend the same at the Company's own expense before he or she undertakes to defend it on his or her own behalf. This right of indemnification shall not be exclusive of any other rights of indemnification.

     The Committee and the Board may rely upon any information furnished by the Company, its public accountants and other experts. No individual will have personal liability by reason of anything done or omitted to be done by the Company, the Committee or the Board in connection with the Plan.

     13. Duration of the Plan. The Plan shall remain in effect until February 2, 2008, unless terminated earlier by the Committee.

     14. Expenses of the Plan. The expenses of administering the Plan shall be borne by the Company.

     15. Effective Date. The Plan was originally adopted by the Board on November 13, 1997, and became effective upon the approval thereof by the stockholders of the Company on February 3, 1998 (the "Effective Date").

                                          MAPICS, Inc.

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                                    ANNEX III TO PROXY STATEMENT

                                  MAPICS, INC.

                         1998 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I

                                    PURPOSE

     1.1 General. The purpose of the MAPICS, Inc. 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of MAPICS, Inc. (the "Corporation"), by linking the personal interests of its employees, officers, consultants and directors to those of Corporation stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, consultants and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and directors.

                                   ARTICLE II

                                 EFFECTIVE DATE

     2.1 Effective Date. The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the stockholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan. If the Plan is approved by the stockholders, no further awards will be granted under the Marcam Corporation 1994 Stock Plan.

                                  ARTICLE III

                                  DEFINITIONS

     3.1 Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Change in Control" means and includes each of the following:

             (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the

                                      III-1
        election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
        (iii) of subsection (3) of this definition; or

             (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Corporation" means MAPICS, Inc., a Massachusetts corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                                      III-2

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (r) "Participant" means a person who, as an employee, officer, consultant or director of the Corporation or any Subsidiary, has been granted an Award under the Plan.

          (s) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (t) "Plan" means the MAPICS, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

          (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (v) "Retirement" means a Participant's voluntary termination of employment with the Corporation, Parent or Subsidiary after attaining age 55.

          (w) "Stock" means the $.01 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                      III-3

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 Committee. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2 Action By the Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 Authority of Committee. The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     4.4. Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                      III-4

                                   ARTICLE V

                           SHARES SUBJECT TO THE PLAN

     5.1. Number of Shares. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 1,000,000, of which not more than 20% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2. Lapsed Awards. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 300,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                   ARTICLE VI

                                  ELIGIBILITY

     6.1. General. Awards may be granted only to individuals who are employees, officers, consultants or directors of the Corporation or a Parent or Subsidiary.

                                  ARTICLE VII

                                 STOCK OPTIONS

     7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

                                      III-5

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

          (e) Additional Options Upon Exercise. The Committee may, in its sole discretion, provide in an Award Agreement, or in an amendment thereto, for the automatic grant of a new Option to any Participant who delivers shares of Stock as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of shares of Stock as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered shares of Stock on the date of exercise of the original Option (the grant date for the new Option), and (iii) shall have a term equal to the unexpired term of the original Option.

     7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

             (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

             (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

             (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

             (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

          Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                                      III-6

          (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of Sars. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE IX

                               PERFORMANCE UNITS

     9.1. Grant of Performance Units. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. Right to Payment. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. Other Terms. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                      III-7

                                   ARTICLE X

                            RESTRICTED STOCK AWARDS

     10.1. Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. Certificates For Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE XI

                              DIVIDEND EQUIVALENTS

     11.1 Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                  ARTICLE XII

                            OTHER STOCK-BASED AWARDS

     12.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                      III-8

                                  ARTICLE XIII

                        PROVISIONS APPLICABLE TO AWARDS

     13.1. Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

     13.6 Beneficiaries. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                                      III-9

     13.8 Acceleration Upon Death or Disability. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a consultant or director, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9. Acceleration Upon a Change in Control. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10. Acceleration Upon Certain Events Not Constituting a Change in Control. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.11. Acceleration for Any Other Reason. Regardless of whether an event has occurred as described in Section 13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

     13.12 Effect of Acceleration.  If an Award is accelerated under Section
13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.13. Performance Goals. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to product delivery, product quality, customer satisfaction, meeting budgets and/or retention of employees or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the

                                     III-10
beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.14. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                  ARTICLE XIV

                          CHANGES IN CAPITAL STRUCTURE

     14.1. General. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE XV

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                  ARTICLE XVI

                               GENERAL PROVISIONS

     16.1. No Rights to Awards. No Participant or employee, officer, consultant or director shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers, consultants or directors uniformly.

     16.2. No Stockholder Rights. No Award gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

                                     III-11

     16.3. Withholding. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4. No Right to Employment or Other Status. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or director of the Corporation or any Parent or Subsidiary.

     16.5. Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.7. Expenses. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries.

     16.8. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.9. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.10. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11. Government and Other Regulations. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

     16.13 Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

                                     III-12

     The foregoing is hereby acknowledged as being the MAPICS, Inc. 1998 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on November 12, 1997, and approved by the stockholders of the Company on February 3, 1998.

                                          MAPICS, INC.

                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                     III-13

                                                     ANNEX IV TO PROXY STATEMENT

                                  MAPICS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                    PURPOSE

     The Amended and Restated 1990 Employee Stock Purchase Plan is hereby amended and restated in its entirety and renamed the MAPICS, Inc. 1998 Employee Stock Purchase Plan (hereinafter the "Plan"). The Plan is intended as an incentive to, and to encourage stock ownership by, all eligible employees of MAPICS, Inc. (formerly known as Marcam Corporation, the "Company"), and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan will constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II

                           ADMINISTRATION OF THE PLAN

     The Plan may be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Any action which may be taken by the Committee hereunder may be taken instead by the full Board of Directors and, in such event, the word "Committee" wherever used herein shall be deemed to mean the full Board.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

                                  ARTICLE III

                               ELIGIBLE EMPLOYEES

     All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under this Plan to purchase the Company's Common Stock, and all eligible employees shall have the same rights and privileges hereunder. Persons who are employed on the first day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who are employed after any date on which options are granted under this Plan shall be granted options on the next date of the next succeeding Payment Period on which options are granted to all eligible employees. Directors who are not employees of the Company shall not be eligible to receive options under this Plan. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporations, as the terms, "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     For purposes of this Article 3, the term "employee" shall not include an employee whose customary employment is twenty (20) hours or less per week or whose customary employment is for not more than five (5) months in any calendar year.

                                   ARTICLE IV

                           STOCK SUBJECT TO THE PLAN

     The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued Common Stock, par value $.01 per share, or shares of such Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be purchased pursuant to the Plan is 700,000, subject to adjustment as provided in
Article 12. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

                                   ARTICLE V

                       PAYMENT PERIODS AND STOCK OPTIONS

     Prior to this amendment and restatement of the Plan, the Payment Periods during which payroll deductions have been accumulated under the Plan were the six-month periods commencing and ending on or about February 1 to July 31 and August 1 to January 31 of each year. The first Payment Period commencing after the effective date of this amendment and restatement of the Plan shall be the five-month period from August 1, 1998 through December 31, 1998. Thereafter, the Payment Periods during which payroll deductions will be accumulated under the Plan will be the six-month periods from January 1 through June 30 and from July 1 through December 31 of each year, respectively Payroll deductions made from bonus and commission payments will be deemed accumulated under the Plan during the Payment Period during which such payments are made. All other payroll deductions will be deemed accumulated under the Plan during the Payment Period during which the regular payroll period to which it relates ends.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of Five Hundred (500) shares, on condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The participant shall be entitled to exercise such option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. In the event that the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 500 shares except for the 500-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 500 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price for each Payment Period shall be the lesser of (i) 85% of the fair market value of the Company's Common Stock on the first business day of the Payment Period, or (ii) 85% of the fair market value of the Company's Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4. The foregoing limitation on the number of shares which may be granted in any Payment Period and the Option Price per share shall be subject to adjustment as provided in Article 12.

     For purposes of this Plan, the term "fair market value" on any date means
(i) the average (on that date) of the high and low prices of the Company's Common Stock on the principal national securities exchange on which the Common Stock is traded if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Company's Common Stock is not publicly traded at the time an option is granted under this Plan, "fair market value" shall mean the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of this Plans the term "business day" means a day on which there is trading on the Nasdaq National Market or on the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph.

     No employee shall be granted an option which permits the employee's right to purchase common Stock under this Plan, and under all other Section 423(b) employee stock purchase plans of the Company or any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

                                   ARTICLE VI

                               EXERCISE OF OPTION

     Each eligible employee who continues to be a participant in the Plan on the last business day of a Payment Period shall be deemed to have exercised his/her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his/her accumulated payroll deductions on such date will pay for at the Option Price, subject to the 500-share limit of the option. If a participant is not an employee on the last business day of a Payment Period, he/she shall not be entitled to exercise his/her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in an employee's account at the end of a Payment Period (other than amounts refunded to the employee pursuant to Article 5) will be carried forward to the succeeding Payment Period.

                                  ARTICLE VII

                      AUTHORIZATION FOR ENTERING THE PLAN

     An employee may enter the Plan by filling out, signing and delivering to the Company an authorization:

          A. Stating the percentage to be deducted regularly from the employee's pay;

          B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

          C. Specifying the exact name in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

     Such authorization must be received by the Company at least ten (10) days before the beginning date of the next succeeding Payment Period.

     Unless an employee files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the employee has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for the employee's account the amounts deducted from his/her pay. No interest will be paid on these amounts.

                                  ARTICLE VIII

                                 MAXIMUM AMOUNT

     An employee may authorize payroll deductions in an amount (expressed as a percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any bonuses or commissions.

                                   ARTICLE IX

                          CHANGE IN PAYROLL DEDUCTIONS

     Deductions may not be increased or decreased during a Payment Period. However, an employee may withdraw in full from the Plan.

                                   ARTICLE X

                            WITHDRAWAL FROM THE PLAN

     An eligible employee may withdraw from the Plan in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Company, in which event the Company will promptly refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan.

     To re-enter the Plan, an eligible employee who has previously withdrawn must file a new authorization at least ten (10) days before the beginning date of the next Payment Period. The employee's re-entry into the Plan cannot, however, become effective before the beginning of the next Payment Period following his/her withdrawal.

                                   ARTICLE XI

                               ISSUANCE OF STOCK

     Certificates for stock issued to participants will be delivered as soon as practicable after each Payment Period by the Company's transfer agent. Stock purchased under the Plan will be issued only in the name of the employee, or if his/her authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

                                  ARTICLE XII

                                  ADJUSTMENTS

     Upon the happening of any of the following described events, an optionee's rights under options granted under the Plan shall be adjusted as hereinafter provided.

          A. In the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the Company, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock of the Company which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

          B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he/she is exercising his/her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which he/she would have received if he/she had been the holder of the shares as to which he/she is exercising his/her option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A and B shall be made only to the extent that the Committee, based on advice of counsel for the Company, determines that such adjustments will not constitute a change requiring stockholder approval under Section 423(b)(2) of the Code.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee shall, with respect to options then outstanding under this Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of the Company's Common Stock in connection with the Acquisition or (ii) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the options (determined as of the date of the Acquisition) over the Option Price thereof (determined with reference only to the first business day of the applicable Payment Period).

     The Committee or Board of Directors shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

                                  ARTICLE XIII

                 NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan are the employee's alone and may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. Any option granted under the Plan to an employee may be exercised, during the employee's lifetime, only by the employee.

                                  ARTICLE XIV

                        TERMINATION OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan will terminate when he/she ceases to be an employee because of retirement, voluntary or involuntary termination, resignation, lay-off, discharge, death, change of status or for any other reason, except that if an employee is on a leave of absence from work during the last three months of any Payment Period, he/she shall be deemed to be a participant in the Plan on the last day of that Payment Period. A withdrawal notice will be considered as having been received from the employee on the day his/her employment ceases, and all payroll deductions not used to purchase stock will be refunded without interest.

     If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee on the day the interruption occurs.

                                   ARTICLE XV

                       TERMINATION AND AMENDMENTS TO PLAN

     Unless terminated sooner as provided below, the Plan shall terminate on December 31, 2007. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded without interest. The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the company, no amendment may (i) increase the number of shares that may be issued under the Plan or change the class of employees eligible to receive options under the Plan or (ii) cause Rule 16b-3 under the Securities and Exchange Act of 1934 to become inapplicable to the Plan.

                                  ARTICLE XVI

                LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN

     The Plan is intended to provide shares of Common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his/her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws; provided, however, that because of certain Federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable option showing the number of such shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

                                  ARTICLE XVII

                           PARTICIPATING SUBSIDIARIES

     The term "participating subsidiary" shall mean any subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

                                 ARTICLE XVIII

                           OPTIONEES NOT STOCKHOLDERS

     Neither the granting of an option to an employee nor the deductions from his/her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

                                  ARTICLE XIX

                              APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

                                   ARTICLE XX

                            GOVERNMENTAL REGULATIONS

     The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares, including the Securities and Exchange Commission and the Internal Revenue Service.

                                  ARTICLE XXI

                    APPROVAL OF STOCKHOLDERS; EFFECTIVENESS

     The Plan, as amended and restated, shall be subject to approval by the holders of a majority of the shares of the Common Stock of the Company present or represented by proxy at a duly called meeting of stockholders, which approval must occur by October 1, 1998.

     Date Plan adopted by Board of Directors:

        June 25, 1990

     Date Plan approved by Stockholders:

        June 26, 1990

     Date Plan amended by Board of Directors:

        October 31, 1990

     Date Plan amended by Board of Directors:

        January 6, 1995

     Date Plan approved by Stockholders:

        February 21, 1995

     Date Plan amended by Board of Directors:

        November 13, 1997

                                                                        APPENDIX


REVOCABLE PROXY

                                  COMMON STOCK

                                  MAPICS, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS.

     The undersigned hereby appoints Richard C. Cook and Willliam J. Gilmour, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of MAPICS, Inc. (the "Company") which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company, to be held at ________, ________, _______, Georgia, on Tuesday, February 3, 1998 at : .m., local time, and at any and all adjournments thereof, as indicated below.

     THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE TWO NOMINEES NAMED IN PROPOSAL 2 AND "FOR" PROPOSALS 1, 3, 4, 5, 6 and 7. If any other business is presented to a vote of the stockholders at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

     If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Clerk of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, December 12, 1997.

          (Continued, and to be signed and dated, on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     1. The approval of a change in domicile of the Company from Massachusetts to Georgia, including the approval of the related Agreement and Plan of Merger between the Company and MAPICS, Inc., a Georgia corporation, and new Georgia articles of incorporation.

                           [ ] FOR [ ] AGAINST [ ] ABSTAIN

     2. The election of Roger Heinen, Jr. and Edward J. Kfoury as Class I directors to serve until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified.

  [ ]  FOR ALL NOMINEES LISTED        [ ]  WITHHOLD AUTHORITY TO
       BELOW (EXCEPT AS MARKED             VOTE FOR ALL NOMINEES LISTED BELOW.
       TO THE CONTRARY BELOW)

     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                     ROGER HEINEN JR. AND EDWARD J. KFOURY

     3. The approval of the amendment and restatement of the Company's 1991 Non-Employee Director Stock Option Plan.

                         [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     4. The approval of the Company's 1998 Non-Employee Directors Stock Incentive Plan.

                         [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     5. The approval of the Company's 1998 Long-Term Incentive Plan.

                         [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     6. The approval of the amendment and restatement of the Company's 1990 Employee Stock Purchase Plan.

                         [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     7. The ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending September 30, 1998.

                         [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

                DO YOU PLAN TO ATTEND THE ANNUAL MEETING? YES [ ] NO [ ]

                        Please mark, date and sign exactly as your name appears
                on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

                DATE:
                     ---------------------------------------------------------




                     ---------------------------------------------------------
                                           SIGNATURE


                     ---------------------------------------------------------
                                SIGNATURE, IF SHARES HELD JOINTLY

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE
                                    ENCLOSED PREPAID ENVELOPE.